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EQUITY FUNDS

TOTAL RETURN

GROWTH & INCOME

BLUE CHIP

UTILITIES INCOME

ALL-CAP GROWTH

MID-CAP OPPORTUNITY

SPECIAL SITUATIONS

FOCUSED EQUITY

GLOBAL

ANNUAL REPORT
September 30, 2002



Equity Market Overview
FIRST INVESTORS TOTAL RETURN FUND
FIRST INVESTORS GROWTH & INCOME FUND
FIRST INVESTORS BLUE CHIP FUND
FIRST INVESTORS UTILITIES INCOME FUND
FIRST INVESTORS ALL-CAP GROWTH FUND
FIRST INVESTORS MID-CAP OPPORTUNITY FUND
FIRST INVESTORS SPECIAL SITUATIONS FUND
FIRST INVESTORS FOCUSED EQUITY FUND
FIRST INVESTORS GLOBAL FUND, INC.

Dear Investor:

We are pleased to present this Equity Market Overview as a background for the annual reports for the First Investors equity funds for the fiscal year ended September 30, 2002.

The past 12 months have been a challenging time for equity investors, as the market continued a downturn that began in March of 2000. The key factors that undermined the market were the sluggish rate of the economic recovery, disappointing corporate earnings, geopolitical uncertainties and a wave of corporate scandals that rocked investor confidence.

Investors were forced to cope with a great deal of uncertainty over the past 12 months. Although the economy has recovered from the 2001 recession, questions regarding the strength and sustainability of the recovery continued to cloud the picture. The unemployment rate rose from 5% to 5.6% during the reporting period, as employers continued to reduce staff. The corporate sector performed poorly. Businesses posted disappointing earnings and their share prices fell. Given the difficult environment, firms remained reluctant to make significant capital investments. Stories of alleged corporate malfeasance surfaced regularly, further eroding investor confidence. Inflation was low by historical standards, which somewhat offset the negative factors. The consumer price index (CPI), the traditional inflation benchmark, fell from 2.6% to 1.5% during the review period. The low interest rate and price environment benefited consumers, who almost single-handedly supported the economy by continuing to purchase homes and durable goods such as cars.

In addition to the sluggish recovery, the market also had to struggle with national security-related issues over the past 12 months. In the wake of September 11, 2001, the nation grappled with the threat of terrorism at home and abroad, as well as the prospect of war with Iraq. As this is written, news of North Korea's nuclear capability is adding further complexity to the already complicated geopolitical landscape. These uncertainties have created a new layer of concerns that investors must factor into their analysis of the market's valuation.

Given the high level of uncertainty, the stock market posted disappointing results during the reporting period. All broad market indexes were negative for the period, with the Standard & Poor's 500 Index down 19.86% and the Dow Jones Industrial Average off 12.49%. Most business sectors were down for the period, with the information



Equity Market Overview (continued)
FIRST INVESTORS TOTAL RETURN FUND
FIRST INVESTORS GROWTH & INCOME FUND
FIRST INVESTORS BLUE CHIP FUND
FIRST INVESTORS UTILITIES INCOME FUND
FIRST INVESTORS ALL-CAP GROWTH FUND
FIRST INVESTORS MID-CAP OPPORTUNITY FUND
FIRST INVESTORS SPECIAL SITUATIONS FUND
FIRST INVESTORS FOCUSED EQUITY FUND
FIRST INVESTORS GLOBAL FUND, INC.

technology, telecommunications and financial sectors among the worst performers. The technology benchmark, the Nasdaq Composite, lost 21.8% of its value, as the air continued to seep from the tech bubble. Since hitting its peak on March 10, 2000, the Nasdaq Composite has declined 77%. Although the small-capitalization sector posted negative returns (the Russell 2000 was down 7.73%), small caps outperformed larger stocks by a wide margin. On the international front, most developed markets posted negative returns, although the declines were generally somewhat worse in Europe and better in the Far East.

In the near term, the challenging equity environment is likely to continue, marked by significant volatility. However, we are encouraged by the vigorous actions taken by the U.S. government to deal with geopolitical tensions and the loss of investor confidence in the integrity of reported corporate earnings and Wall Street research, as well as the Federal Reserve's accommodative stance to foster economic growth. A resilient consumer sector and a slow return of corporate investment should pave the way for an eventual market recovery.

The disappointing results of the stock market in recent years have caused concern among some investors, and fear of loss has motivated some individuals to move all of their assets out of equities. This may prove to be a costly error, since trying to time the market has proven to be a near impossibility. No one can be sure of the short-term direction of the market, but you can be certain that markets move in cycles. A review of the past decade shows that the powerful equity surge of the late-1990s was closely followed by two down years in 2000 and 2001, and more than likely a third in 2002. Looking back at the 1970s shows that the 1973-1974 bear market was followed by several years of gains. Historically, the market has fluctuated between years of gains and losses, but its long-term trend has been solidly upward. Since 1926, the stock market has averaged an annual gain of about 10%. With history as our guide, we remain optimistic that this current downward market cycle will eventually revert back to the historical trend, rewarding those investors who have the courage, patience and fortitude to stay the course.

Because it is impossible to predict the future direction of the markets, particularly over the short term, there are certain basic investment principles that we encourage our clients to follow to reduce exposure to risk.* First, we encourage clients to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our clients to diversify their portfolios among stock funds, bond funds and money market funds. Third, we encourage our clients to follow a regular investment plan, investing a specific amount of money at defined intervals. This strategy is known as "dollar cost averaging." It may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.

Of course, no financial plan or program, no matter how well-designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. It's important to note that systematic investment programs like dollar cost averaging do not assure a profit or protect against loss in declining markets. These types of plans involve regular investment in securities, regardless of fluctuating price levels. Investors should consider their financial ability to continue purchases through periods of low price levels.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ EDWIN D. MISKA

Edwin D. Miska
Director of Equities
First Investors Management Company, Inc.
October 31, 2002

* There are a variety of risks associated with investing in mutual funds. For stock funds, the risks include market risk (the risk that the entire stock market will decline because of an event such as a deterioration in the economy or a rise in interest rates), as well as special risks associated with investing in certain types of stock funds, such as small-cap, global and international funds. For bond funds, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, longer-term bonds fluctuate more than shorter-term bonds in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole, or that the issuer will be unable to pay interest and/or principal when due. You should consult your prospectus for a precise explanation of the risks associated with your fund.



Portfolio Managers' Letter
FIRST INVESTORS TOTAL RETURN FUND

Dear Investor:

This is the annual report for the First Investors Total Return Fund for the fiscal year ended September 30, 2002. During the period, the Fund's return on a net asset value basis was -11.4% for Class A shares and -12.1% for Class B shares, compared to a return of -9.93% for the Lipper Balanced Portfolio fund group. During the period, the Fund declared dividends from net investment income of 31.9 cents per share on Class A shares and 20.8 cents per share on Class B shares.

During the reporting period, the stock and bond markets experienced highly divergent performance. The U.S. bond market posted healthy results, with the Lehman Aggregate Bond Market Index up 8.60% for the period. Conversely, the U.S. stock market suffered through a difficult period, with the market off 20%, as measured by the S&P 500. The Fund is a "balanced fund" that invests in a combination of stocks, bonds and money market instruments. The Fund's performance was driven primarily by its asset allocation decisions and stock selection.

During a disappointing fourth quarter of 2001, the Fund underperformed its peer group. As a result, a decision was made to maintain the Fund's asset allocation within five percentage points of its target allocation (60% stocks, 35% bonds, 5% money market instruments), under normal circumstances. Equity holdings were also shifted from almost exclusively large-capitalization stocks to a portfolio that included mid-, and to a lesser extent, small-capitalization stocks depending on relative valuations. Following the implementation of these changes, the Fund performed comparably to its peer group during 2002.

In the equities portion of the portfolio, the Fund's holdings in the consumer discretionary, technology and industrials sectors were the worst performers. Shares of companies in these sectors are most sensitive to economic factors and were most exposed to the earnings shortfalls caused by the sluggish business environment. Concerns over possible accounting irregularities and the ensuing corporate governance crises also played a supporting role in overall negative stock performance.

Of particular note, shares of media companies Clear Channel Communications and Comcast underperformed despite solid fundamentals. In the technology sector, the absence of a return of corporate capital spending influenced share prices. Holdings like Sun Microsystems, Intersil, EMC and Siebel Systems all underperformed. Among industrial companies, General Electric and Cooper Industries had to lower earnings targets as the economy failed to pick up steam, harming their overall outlooks. Payroll services companies such as Automatic Data Processing and Paychex suffered from falling employment and lower interest rates. Industrially sensitive holdings such as Harsco, Cummins and First Data also had a negative impact on the Fund's returns.

On a more positive note, stocks in the financial, energy, materials and utilities sectors generated positive relative performance. Investments in shares of banks benefited from cost controls and low interest rates that drove home-related lending. First Virginia Bank, AmSouth Bancorp, Wells Fargo and Wachovia all generated positive results. Among energy stocks, shares of EOG Resources and Noble performed well, leveraging their strength in natural gas. Among the utilities companies, strong absolute performance from Southern led the way.

Returns on the bond and money market investments in the Fund offset a substantial part of the losses incurred by the stock holdings. The bond holdings were well diversified, with approximately 20% of the holdings in investment grade corporate bonds, 10% in mortgage-backed securities and 5% in U.S. government securities. The best performing bond sector in the Fund was U.S. government securities (with returns over 10%), reflecting the sector's very high credit quality and interest rate sensitivity. Mortgage-backed securities also performed well, due to high credit quality and relatively high yields. Corporate bond returns in the Fund were in excess of 7%, although specific issues (particularly Enron and WorldCom) detracted from overall performance.

A balanced portfolio that holds a mix of stocks, bonds and money market instruments can be an effective way to weather any market environment. That is the concept behind the Total Return Fund -- a professionally managed, diversified basket of securities from the three major asset classes. The Fund's approach enables investors to benefit when certain asset classes post strong results, and limits the downside when other classes underperform.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ EDWIN D. MISKA

Edwin D. Miska
Director of Equities*
First Investors Management Company, Inc.

/S/ CLARK D. WAGNER

Clark D. Wagner
Director of Fixed Income
First Investors Management Company, Inc.

October 31, 2002

* Mr. Miska became Director of Equities on April 11, 2002.



Cumulative Performance Information
FIRST INVESTORS TOTAL RETURN FUND

Comparison of change in value of $10,000 investment in the First
Investors Total Return Fund (Class A shares), Lehman Brothers U.S. Government Bond/Credit Index and the Standard & Poor's 500 Index.

TOTAL RETURN FUND CLASS A GRAPH PLOTS
As of September 30, 2002

         TOTAL RETURN FUND      LEHMAN GOV BOND/CREDIT       S&P 500
DEC-92             $ 9,425                     $10,000       $10,000
DEC-93              10,103                      11,106        11,006
DEC-94               9,746                      10,716        11,151
DEC-95              12,360                      12,778        15,342
DEC-96              13,672                      13,149        18,865
DEC-97              16,144                      14,432        25,159
SEP-98              16,914                      15,778        26,676
SEP-99              18,858                      15,523        34,092
SEP-00              22,379                      16,569        38,621
SEP-01              18,506                      18,751        28,340
SEP-02              16,390                      20,467        22,533

(INSET BOX IN CHART READS:)

                   Average Annual Total Returns*
Class A Shares   N.A.V. Only    S.E.C. Standardized
One Year          (11.44%)          (16.53%)
Five Years          0.12%            (1.06%)
Ten Years           6.01%             5.38%
Class B Shares
One Year          (12.09%)          (15.61%)
Five Years         (0.58%)           (0.98%)
Since Inception
(1/12/95)           6.20%             6.20%

The graph compares a $10,000 investment in the First Investors Total Return Fund (Class A shares) beginning 12/31/92 with theoretical investments in the Lehman Brothers U.S. Government Bond/Credit Index and the Standard & Poor's 500 Index. The Lehman Brothers U.S. Government Bond/Credit Index combines the Lehman Brothers U.S. Government Bond Index with the Lehman Brothers U.S. Credit Index. The U.S. Government Bond Index is made up of the Treasury Bond Index (all public obligations of the U.S. Treasury) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government). The U.S. Credit Index includes all publicly issued, fixed-rate, nonconvertible investment grade dollar-denominated, S.E.C.-registered corporate debt. All issues in each Index have at least one year to maturity and an outstanding par value of at least $150 million. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses that an investor would incur in purchasing securities in these Indices. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/02) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02 and 7/1/93, the maximum sales charges were 6.25% and 6.9%, respectively). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (16.78%), (1.36%) and 5.06%, respectively. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (15.85%), (1.30%) and 5.91%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers U.S. Government Bond/Credit Index figures are from Lehman Brothers, Inc., Standard & Poor's 500 Index figures are from Standard & Poor's and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS TOTAL RETURN FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--54.8%
              Consumer Discretionary--9.5%
    40,500  * Abercrombie & Fitch Company                                                         $796,635         $53
    23,100    ArvinMeritor, Inc.                                                                   431,970          29
    18,800  * Best Buy Company, Inc.                                                               419,428          28
    31,400  * Brinker International, Inc.                                                          813,260          54
    10,600    Carnival Corporation                                                                 266,060          18
    16,200  * Clear Channel Communications, Inc.                                                   562,950          37
    39,500  * Comcast Corporation - Special Class "A"                                              823,970          54
    37,700    Cooper Tire & Rubber Company                                                         608,478          40
    33,000  * Costco Wholesale Corporation                                                       1,068,210          71
    18,500    Dillard's, Inc. - Class "A"                                                          373,330          25
     5,800  * Federated Department Stores, Inc.                                                    170,752          11
     8,100  * Fox Entertainment Group                                                              178,443          12
    27,700    Home Depot, Inc.                                                                     722,970          48
    17,500  * Lear Corporation                                                                     728,875          48
    45,000  * Macrovision Corporation                                                              550,350          36
    23,800  * Mandalay Resort Group                                                                798,490          53
    38,800    Mattel, Inc.                                                                         698,788          46
    32,300    Newell Rubbermaid, Inc.                                                              997,101          66
    41,100    Pier 1 Imports, Inc.                                                                 783,777          52
    13,100    Stanley Works                                                                        427,977          28
     5,800    V. F. Corporation                                                                    208,684          14
    17,300    Wal-Mart Stores, Inc.                                                                851,852          56
     9,200    Whirlpool Corporation                                                                421,912          28
    23,300  * Yum! Brands, Inc.                                                                    645,643          42
----------------------------------------------------------------------------------------------------------------------
                                                                                                14,349,905         949
----------------------------------------------------------------------------------------------------------------------
              Consumer Staples--4.9%
    18,800    Anheuser-Busch Companies, Inc.                                                       951,280          63
    66,100    ConAgra Foods, Inc.                                                                1,642,585         109
    19,600    Gillette Company                                                                     580,160          38
    18,400    Kimberly-Clark Corporation                                                         1,042,176          69
    23,100    Loews Corporation - Carolina Group                                                   434,511          29
    19,600    PepsiCo, Inc.                                                                        724,220          48
    23,100    Philip Morris Companies, Inc.                                                        896,280          59
    12,700    Procter & Gamble Company                                                           1,135,126          75
----------------------------------------------------------------------------------------------------------------------
                                                                                                 7,406,338         490
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS TOTAL RETURN FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Energy--3.5%
    13,100    Anadarko Petroleum Corporation                                                      $583,474         $39
     7,200    ConocoPhillips                                                                       332,928          22
    25,300    EOG Resources, Inc.                                                                  909,788          60
    60,700    Exxon Mobil Corporation                                                            1,936,330         128
    34,700    GlobalSantaFe Corporation                                                            775,545          51
    26,200  * Noble Corporation                                                                    812,200          54
----------------------------------------------------------------------------------------------------------------------
                                                                                                 5,350,265         354
----------------------------------------------------------------------------------------------------------------------
              Financials--10.3%
    46,700    ACE, Ltd.                                                                          1,382,787          91
    18,400    American Express Company                                                             573,712          38
    10,400    American International Group, Inc.                                                   568,880          38
    46,200    AmSouth Bancorporation                                                               958,188          63
    34,700    Apex Mortgage Capital, Inc.                                                          388,293          26
    23,100    Bank of America Corporation                                                        1,473,780          97
    13,700    Bear Stearns Company, Inc.                                                           772,680          51
    12,700    Capital One Financial Corporation                                                    443,484          29
     1,500    Citigroup, Inc.                                                                       44,475           3
    11,600    Corporate Office Properties Trust                                                    157,180          10
    10,400    Equity Office Properties Trust                                                       268,528          18
    32,300    FBR Asset Investment Corporation                                                   1,009,698          67
    19,600    Fidelity National Financial, Inc.                                                    563,108          37
     5,800    First Virginia Banks, Inc.                                                           216,340          14
    12,600    Marsh & McLennan Companies, Inc.                                                     524,664          35
    26,600    MBNA Corporation                                                                     488,908          32
     6,900    Merrill Lynch & Company, Inc.                                                        227,355          15
    19,100    Plum Creek Timber Company, Inc.                                                      431,851          29
    52,500    U.S. Bancorp                                                                         975,450          64
    40,700    Wachovia Corporation                                                               1,330,483          89
     2,300    Washington Federal, Inc.                                                              51,324           3
    38,800    Washington Mutual, Inc.                                                            1,221,036          81
    30,100    Wells Fargo & Company                                                              1,449,616          96
----------------------------------------------------------------------------------------------------------------------
                                                                                                15,521,820       1,026
----------------------------------------------------------------------------------------------------------------------
              Health Care--9.6%
    17,700    Abbott Laboratories                                                                  715,080          47
    10,700    Allergan, Inc.                                                                       582,080          38
    23,800  * American Medical Systems Holdings, Inc.                                              493,850          33
    16,700    AmerisourceBergen Corporation                                                      1,192,714          79
    11,400  * Amgen, Inc.                                                                          475,380          31
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Health Care (continued)
    13,700  * Barr Laboratories, Inc.                                                             $853,373         $56
    16,200    Beckman Coulter, Inc.                                                                626,940          41
    15,600  * Boston Scientific Corporation                                                        492,336          33
    25,200  * Edwards Lifesciences Corporation                                                     644,868          43
     5,800  * Forest Laboratories, Inc.                                                            475,658          31
    38,100  * Health Management Associates, Inc.                                                   770,382          52
    37,500    IMS Health, Inc.                                                                     561,375          37
    26,300    Johnson & Johnson                                                                  1,422,304          94
    37,700  * King Pharmaceuticals, Inc.                                                           685,009          45
     8,100  * Laboratory Corporation of America Holdings                                           273,618          18
    30,200    Medtronic, Inc.                                                                    1,272,024          84
    18,500  * Oxford Health Plans, Inc.                                                            720,390          48
    26,600    Pfizer, Inc.                                                                         771,932          51
    23,200    Pharmacia Corporation                                                                902,016          60
    27,100    Schering-Plough Corporation                                                          577,772          38
----------------------------------------------------------------------------------------------------------------------
                                                                                                14,509,101         959
----------------------------------------------------------------------------------------------------------------------
              Industrials--5.7%
     7,700    3M Company                                                                           846,769          56
    46,200  * Cendant Corporation                                                                  497,112          33
     6,900    Cummins Engine, Inc.                                                                 162,978          11
     6,900    Eaton Corporation                                                                    439,806          29
    25,100    EDO Corporation                                                                      562,491          37
     6,900    Emerson Electric Company                                                             303,186          20
     8,100    Engineered Support Systems, Inc.                                                     462,024          31
    29,100    First Data Corporation                                                               813,345          54
    11,400    Genuine Parts Company                                                                349,296          22
    26,500    Harsco Corporation                                                                   720,535          48
    17,400    Lockheed Martin Corporation                                                        1,125,258          74
    37,700    Masco Corporation                                                                    737,035          49
     4,600    Northrop Grumman Corporation                                                         570,584          38
    20,800    Pall Corporation                                                                     328,432          22
     4,600    Tyco International, Ltd.                                                              64,860           4
    12,700    United Technologies Corporation                                                      717,423          47
----------------------------------------------------------------------------------------------------------------------
                                                                                                 8,701,134         575
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS TOTAL RETURN FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Information Technology--6.5%
    23,000  * ASML Holding NV                                                                     $142,370          $9
    17,300  * Computer Sciences Corporation                                                        480,767          32
    80,800  * EMC Corporation                                                                      369,256          24
   218,300  * Entrust, Inc.                                                                        685,462          45
    32,300  * F5 Networks, Inc.                                                                    243,865          16
    55,700    Intel Corporation                                                                    773,673          51
    40,400  * Intersil Corporation                                                                 523,584          35
    37,700  * Jabil Circuit, Inc.                                                                  557,206          37
    11,600  * Micron Technology, Inc.                                                              143,492           9
    39,500  * Microsoft Corporation                                                              1,725,755         114
    12,600    Nokia Corporation - Class "A" (ADR)                                                  166,950          11
    28,900  * NVIDIA Corporation                                                                   247,384          16
    25,100  * Qualcomm, Inc.                                                                       693,262          46
    23,100    Scientific-Atlanta, Inc.                                                             288,981          19
    50,000  * Siebel Systems, Inc.                                                                 287,500          19
   144,400  * Sun Microsystems, Inc.                                                               373,996          26
    23,100  * Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)                                   146,685          10
    15,800  * Tech Data Corporation                                                                417,120          28
    40,700  * Thermo Electron Corporation                                                          656,491          43
    17,600  * Varian, Inc.                                                                         485,936          32
    20,800  * Vishay Intertechnology, Inc.                                                         183,040          12
    11,900  * Waters Corporation                                                                   288,575          19
----------------------------------------------------------------------------------------------------------------------
                                                                                                 9,881,350         653
----------------------------------------------------------------------------------------------------------------------
              Materials--2.6%
    20,800    Eastman Chemical Company                                                             793,936          52
    34,700  * Freeport-McMoRan Copper & Gold, Inc. - Class "B"                                     467,062          31
    78,600    Lyondell Chemical Company                                                            938,484          63
    20,800    PPG Industries, Inc.                                                                 929,760          61
    23,100  * Smurfit-Stone Container Corporation                                                  290,136          19
    25,100    Worthington Industries, Inc.                                                         469,370          31
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,888,748         257
----------------------------------------------------------------------------------------------------------------------
              Telecommunication Services--.5%
    35,800    SBC Communications, Inc.                                                             719,580          48
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
 Shares or                                                                                                    For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Utilities--1.7%
    18,800    Consolidated Edison, Inc.                                                           $756,136         $50
    62,400    Southern Company                                                                   1,795,872         119
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,552,008         169
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $90,762,072)                                                 82,880,249       5,480
----------------------------------------------------------------------------------------------------------------------
              CONVERTIBLE PREFERRED STOCKS--1.4%
              Financials--.2%
     5,300    Hartford Financial, 6%, 2006                                                         242,210          16
----------------------------------------------------------------------------------------------------------------------
              Telecommunication Services--.9%
    32,600    ALLTEL Corp., 7.75%, 2005                                                          1,418,100          94
----------------------------------------------------------------------------------------------------------------------
              Utilities--.3%
    28,900    Duke Energy Corp., 8.25%, 2004                                                       472,515          31
----------------------------------------------------------------------------------------------------------------------
Total Value of Convertible Preferred Stocks (cost $2,532,950)                                    2,132,825         141
----------------------------------------------------------------------------------------------------------------------
              CORPORATE BONDS--19.0%
              Aerospace/Defense--.4%
      $500M   Precision Castparts Corp., 8.75%, 2005                                               555,101          37
----------------------------------------------------------------------------------------------------------------------
              Automotive--.4%
       500M   DaimlerChrysler NA Holdings Corp., 7.75%, 2005                                       546,433          36
----------------------------------------------------------------------------------------------------------------------
              Energy--.5%
       600M   Texaco Capital, Inc., 8.25%, 2006                                                    716,373          47
----------------------------------------------------------------------------------------------------------------------
              Financial--1.7%
       500M   CIT Group Holdings, 7.75%, 2012                                                      544,897          36
       750M   First Union National Bank, 7.8%, 2010                                                911,866          60
       350M   General Electric Capital Corp., 8.5%, 2008                                           433,119          29
       650M   General Motors Acceptance Corp., 7.75%, 2010                                         673,942          45
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,563,824         170
----------------------------------------------------------------------------------------------------------------------
              Financial Services--3.9%
       500M   Bank of America Corp., 7.8%, 2010                                                    605,251          40
       750M   Bank One Corp., 7.6%, 2007                                                           880,182          58
       500M   Bank United, 8%, 2009                                                                582,523          39
     1,000M   Lincoln National Corp., 6.5%, 2008                                                 1,108,698          73
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS TOTAL RETURN FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Financial Services (continued)
      $725M   Manufacturers & Traders Trust Co., 8%, 2010                                         $870,326         $58
       600M   National City Bank of Kentucky, 6.3%, 2011                                           662,066          43
       400M   PNC Funding Corp., 6.125%, 2009                                                      420,895          29
       600M   Washington Mutual, Inc., 8.25%, 2010                                                 728,987          48
----------------------------------------------------------------------------------------------------------------------
                                                                                                 5,858,928         388
----------------------------------------------------------------------------------------------------------------------
              Food/Beverage/Tobacco--.4%
       530M   Coca-Cola Enterprises, Inc., 7.125%, 2009                                            630,672          42
----------------------------------------------------------------------------------------------------------------------
              Food/Drug--1.9%
       800M   Delhaize America, Inc., 8.125%, 2011                                                 732,908          48
     1,000M   Kroger Co., 7.8%, 2007                                                             1,150,014          77
       816M   Safeway, Inc., 7%, 2007                                                              925,171          61
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,808,093         186
----------------------------------------------------------------------------------------------------------------------
              Gaming/Leisure--.5%
       750M   MGM Mirage, Inc., 8.5%, 2010                                                         802,184          53
----------------------------------------------------------------------------------------------------------------------
              Health Care--.6%
       800M   Wyeth, 6.7%, 2011                                                                    882,050          58
----------------------------------------------------------------------------------------------------------------------
              Manufacturing--.5%
       700M   Newell Rubbermaid, Inc., 6.75%, 2012                                                 808,275          53
----------------------------------------------------------------------------------------------------------------------
              Media - Broadcasting--.8%
       705M   Comcast Cable Communications, Inc., 8.375%, 2007                                     702,262          46
       500M   Cox Enterprises, Inc., 8%, 2007 +                                                    513,661          34
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,215,923          80
----------------------------------------------------------------------------------------------------------------------
              Media - Diversified--.2%
       400M   Houghton Mifflin Co., 7.125%, 2004                                                   368,151          24
----------------------------------------------------------------------------------------------------------------------
              Metals/Mining--.4%
       500M   Thiokol Corp., 6.625%, 2008                                                          565,288          37
----------------------------------------------------------------------------------------------------------------------
              Real Estate--1.7%
       910M   AvalonBay Communities, Inc., 6.875%, 2007                                          1,018,208          68
       700M   EOP Operating LP, 8.1%, 2010                                                         821,353          54
       700M   Mack-Cali Realty LP, 7.75%, 2011                                                     789,760          52
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,629,321         174
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Retail - General Merchandise--.9%
      $500M   Federated Department Stores, Inc., 7.45%, 2017                                      $584,641         $38
       600M   Target Corp., 7.5%, 2010                                                             723,192          48
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,307,833          86
----------------------------------------------------------------------------------------------------------------------
              Telecommunications--.4%
       500M   Ameritech Capital Funding, 6.45%, 2018                                               530,928          35
       100M   SBC Communications, Inc., 6.25%, 2011                                                107,975           7
----------------------------------------------------------------------------------------------------------------------
                                                                                                   638,903          42
----------------------------------------------------------------------------------------------------------------------
              Transportation--1.5%
     1,000M   Burlington Northern Santa Fe Corp., 7.875%, 2007                                   1,169,802          78
     1,000M   Norfolk Southern Corp., 7.35%, 2007                                                1,154,119          76
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,323,921         154
----------------------------------------------------------------------------------------------------------------------
              Utilities--2.3%
       750M   Consumers Energy Co., 6.375%, 2008                                                   696,946          45
       800M   DPL, Inc., 6.875%, 2011                                                              750,853          50
       750M   Duke Capital Corp., 8%, 2019                                                         751,030          50
       750M   Nisource Finance Corp., 7.875%, 2010                                                 772,214          51
       500M   PP&L Capital Funding, Inc., 8.375%, 2007                                             552,815          37
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,523,858         233
----------------------------------------------------------------------------------------------------------------------
Total Value of Corporate Bonds (cost $26,871,374)                                               28,745,131       1,900
----------------------------------------------------------------------------------------------------------------------
              PASS THROUGH CERTIFICATES--1.3%
              Transportation
       841M   Continental Airlines, Inc., 8.388%, 2020                                             741,119          49
       690M   NWA Trust, 10.23%, 2012                                                              653,992          43
       600M   U.S. Air, Inc., 8.02%, 2019                                                          615,600          41
----------------------------------------------------------------------------------------------------------------------
Total Value of Pass Through Certificates (cost $2,219,270)                                       2,010,711         133
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS TOTAL RETURN FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MORTGAGE-BACKED CERTIFICATES--10.3%
              Federal Home Loan Mortgage Corporation--.8%
    $1,210M   6%, 9/1/2032                                                                      $1,247,089         $82
----------------------------------------------------------------------------------------------------------------------
              Federal National Mortgage Association--3.4%
     4,843M   7%, 3/1/2032                                                                       5,060,377         336
----------------------------------------------------------------------------------------------------------------------
              Government National Mortgage Association--6.1%
     1,934M   6%, 3/15/2032                                                                      2,007,309         133
     1,178M   6.5%, 7/15/2028                                                                    1,230,627          81
     5,750M   7%, 2/15/2028-8/15/2032                                                            6,044,589         399
----------------------------------------------------------------------------------------------------------------------
                                                                                                 9,282,525         613
----------------------------------------------------------------------------------------------------------------------
Total Value of Mortgage-Backed Certificates (cost $15,387,383)                                  15,589,991       1,031
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY OBLIGATIONS--5.3%
     8,000M   Federal National Mortgage Association,
                4.375%, 9/15/12 (cost $7,960,347)                                                8,002,792         529
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--8.7%
     6,000M   AIG Funding Corp., 1.7%, 10/2/02                                                   5,999,717         397
     4,465M   Madison Gas & Electric Co., 1.8%, 10/1/02                                          4,465,000         295
     2,600M   Prudential Funding Corp., 1.62%, 10/15/02                                          2,598,362         172
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $13,063,079)                                    13,063,079         864
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $158,796,475)                                       100.8%    152,424,778      10,078
Excess of Liabilities Over Other Assets                                                (.8)     (1,185,479)        (78)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $151,239,299     $10,000
======================================================================================================================

* Non-income producing

+ See note 6


See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS GROWTH & INCOME FUND

Dear Investor:

This is the annual report for the First Investors Growth & Income Fund for the fiscal year ended September 30, 2002. During the period, the Fund's return on a net asset value basis was -20.5% for Class A shares and -21.1% for Class B shares, compared to a return of -17.6% for the Lipper Multi-Cap Core Equity fund group. During the period, the Fund declared dividends from net investment income of 4.8 cents per share on Class A shares.

The performance of the Growth & Income Fund was largely driven by investors' concerns about the economy. Given the fragile nature of the economy, investors began to focus on the possibility of a "double dip" recession. Although the consumer sector had supported the economy throughout the recovery, investors began to wonder if the sector's strength could continue. Questions arose, such as: Could the residential real estate market continue to thrive; were consumers overextended on credit; and had the unemployment level reached a precarious level?

The corporate sector continued to disappoint, as the sluggish economy prompted most companies to hold back on capital investments, like plant and equipment. Corporate America's large current debt raised concerns about whether it would impact future profits. As more stories of accounting irregularities and corporate wrongdoing cropped up, individuals questioned the quality of reported earnings. The lackluster corporate earnings posted during the period put added pressure on share price valuations. The technology sector's overcapacity problems spilled over into the general economy, hurting many business sectors.

Stock picking and industry allocations also affected the Fund's performance. Despite the harsh investing environment, holdings in a number of sectors helped the Fund's performance. The consumer staples sector, which is traditionally considered defensive, weathered the storm fairly well, and consumer giants such as Procter & Gamble, Anheuser-Busch and Kraft Foods helped the Fund. The defense sector benefited from the government's increased commitment to security, and the Fund benefited from holding stocks such as Lockheed Martin and Engineered Support Systems. A number of holdings in dividend-paying investments, such as FBR Asset Investment, were also beneficial to the Fund.

Some sectors did not perform well and hurt the Fund's performance. In particular, the technology sector continued to struggle, and holdings in Intersil, Intel, Entrust, Microsoft, Vishay Intertechnology, Sanmina-SCI and F5 Networks were detrimental to the Fund's returns. Overcapacity, competitive issues and scandals impacted negatively upon the telecommunications sector. Positions in telecommunications service companies Verizon and WorldCom did not help results. The financial



Portfolio Manager's Letter (continued)
FIRST INVESTORS GROWTH & INCOME FUND

sector was battered by the slow economy, as holdings in Citigroup and American International Group had a negative impact on the Fund. Much of the health care sector suffered, as Pfizer and Baxter International posted disappointing returns.

Going forward, a return to slow growth supported by low interest rates should trigger improving corporate fundamentals. We seek companies that can demonstrate growth potential that exceeds the current slow growth environment, and that have some earnings visibility and/or product differentiation. We will continue to employ a "bottom-up" approach, focusing on earnings outlook and balance sheet strength. In addition, we are also looking for solid dividend payers to augment returns.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ DENNIS T. FITZPATRICK

Dennis T. Fitzpatrick
Vice President
and Portfolio Manager

October 31, 2002



Cumulative Performance Information
FIRST INVESTORS GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First
Investors Growth & Income Fund (Class A shares) and the Standard & Poor's 500 Index.

GROWTH & INCOME FUND
CLASS A GRAPH PLOTS
As of September 30, 2002
                                           GROWTH &
                                        INCOME FUND                S&P 500
OCT-93                                      $ 9,425                $10,000
OCT-94                                        9,778                 10,541
OCT-95                                       11,701                 13,329
OCT-96                                       14,236                 16,540
OCT-97                                       17,966                 21,852
SEP-98                                       19,554                 24,652
SEP-99                                       24,198                 31,506
SEP-00                                       29,355                 35,691
SEP-01                                       21,750                 26,190
SEP-02                                       17,285                 20,824

(INSET BOX IN CHART READS:)

                    Average Annual Total Returns*
Class A Shares   N.A.V. Only    S.E.C. Standardized
One Year          (20.53%)          (25.10%)
Five Years         (1.35%)           (2.51%)
Since Inception
(10/4/93)           6.97%             6.27%
Class B shares
One Year          (21.13%)          (24.29%)
Five Years         (2.03%)           (2.43%)
Since Inception
(1/12/95)           7.33%             7.33%

The graph compares a $10,000 investment in the First Investors Growth & Income Fund (Class A shares) beginning 10/4/93 (inception date) with a theoretical investment in the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/02) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02 the maximum sales charge was 6.25%). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During certain of the periods shown, some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return Since Inception would have been 5.99%. The Class B "S.E.C. Standardized" Average Annual Total Return Since Inception would have been 7.10%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 500 Index figures are from Standard & Poor's and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS GROWTH & INCOME FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--88.5%
              Consumer Discretionary--15.4%
   160,000  * Abercrombie & Fitch Company                                                       $3,147,200         $82
   100,000    ArvinMeritor, Inc.                                                                 1,870,000          49
    75,000  * Best Buy Company, Inc.                                                             1,673,250          44
   119,000  * Brinker International, Inc.                                                        3,082,100          80
    39,900    Carnival Corporation                                                               1,001,490          26
    70,000  * Clear Channel Communications, Inc.                                                 2,432,500          63
   150,000  * Comcast Corporation - Special Class "A"                                            3,129,000          82
   150,000    Cooper Tire & Rubber Company                                                       2,421,000          63
   130,000  * Costco Wholesale Corporation                                                       4,208,100         110
    80,000    Dillard's, Inc. - Class "A"                                                        1,614,400          42
    25,000  * Federated Department Stores, Inc.                                                    736,000          19
    35,000  * Fox Entertainment Group                                                              771,050          20
   120,000    Home Depot, Inc.                                                                   3,132,000          82
    70,000  * Lear Corporation                                                                   2,915,500          76
   179,600  * Macrovision Corporation                                                            2,196,508          57
   100,000  * Mandalay Resort Group                                                              3,355,000          87
   155,000    Mattel, Inc.                                                                       2,791,550          73
   140,000    Newell Rubbermaid, Inc.                                                            4,321,800         113
   165,000    Pier 1 Imports, Inc.                                                               3,146,550          82
    55,100    Stanley Works                                                                      1,800,117          47
    25,000    V.F. Corporation                                                                     899,500          23
    75,000    Wal-Mart Stores, Inc.                                                              3,693,000          96
    40,000    Whirlpool Corporation                                                              1,834,400          48
   101,000  * Yum! Brands, Inc.                                                                  2,798,710          73
----------------------------------------------------------------------------------------------------------------------
                                                                                                58,970,725       1,537
----------------------------------------------------------------------------------------------------------------------
              Consumer Staples--8.0%
    81,400    Anheuser-Busch Companies, Inc.                                                     4,118,840         107
   260,000    ConAgra Foods, Inc.                                                                6,461,000         169
    85,000    Gillette Company                                                                   2,516,000          66
    70,000    Kimberly-Clark Corporation                                                         3,964,800         103
   100,000    Loews Corporation - Carolina Group                                                 1,881,000          49
    85,000    PepsiCo, Inc.                                                                      3,140,750          82
   100,000    Philip Morris Companies, Inc.                                                      3,880,000         101
    55,000    Procter & Gamble Company                                                           4,915,900         128
----------------------------------------------------------------------------------------------------------------------
                                                                                                30,878,290         805
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Energy--5.7%
    55,000    Anadarko Petroleum Corporation                                                    $2,449,700         $64
    28,000    ConocoPhillips                                                                     1,294,720          34
   100,000    EOG Resources, Inc.                                                                3,596,000          94
   238,800    Exxon Mobil Corporation                                                            7,617,720         198
   150,000    GlobalSantaFe Corporation                                                          3,352,500          87
   110,000  * Noble Corporation                                                                  3,410,000          89
----------------------------------------------------------------------------------------------------------------------
                                                                                                21,720,640         566
----------------------------------------------------------------------------------------------------------------------
              Financials--16.4%
   185,000    ACE, Ltd.                                                                          5,477,850         143
    70,000    American Express Company                                                           2,182,600          57
    45,000    American International Group, Inc.                                                 2,461,500          64
   200,000    AmSouth Bancorporation                                                             4,148,000         108
   150,000    Apex Mortgage Capital, Inc.                                                        1,678,500          44
    91,500    Bank of America Corporation                                                        5,837,700         152
    55,000    Bear Stearns Company, Inc.                                                         3,102,000          81
    55,000    Capital One Financial Corporation                                                  1,920,600          50
    50,000    Corporate Office Properties Trust                                                    677,500          18
    45,000    Equity Office Properties Trust                                                     1,161,900          30
   126,900    FBR Asset Investment Corporation                                                   3,966,894         103
    85,000    Fidelity National Financial, Inc.                                                  2,442,050          64
    25,000    First Virginia Banks, Inc.                                                           932,500          24
    50,000    Marsh & McLennan Companies, Inc.                                                   2,082,000          54
   115,000    MBNA Corporation                                                                   2,113,700          55
    30,000    Merrill Lynch & Company, Inc.                                                        988,500          26
    83,000    Plum Creek Timber Company, Inc.                                                    1,876,630          49
   210,000    U.S. Bancorp                                                                       3,901,800         102
   160,000    Wachovia Corporation                                                               5,230,400         136
    10,000    Washington Federal, Inc.                                                             223,150           6
   155,000    Washington Mutual, Inc.                                                            4,877,850         127
   120,000    Wells Fargo & Company                                                              5,779,200         151
----------------------------------------------------------------------------------------------------------------------
                                                                                                63,062,824       1,644
----------------------------------------------------------------------------------------------------------------------
              Health Care--15.3%
    74,400    Abbott Laboratories                                                                3,005,760          78
    40,000    Allergan, Inc.                                                                     2,176,000          57
   100,000  * American Medical Systems Holdings, Inc.                                            2,075,000          54
    61,700    AmerisourceBergen Corporation                                                      4,406,614         115
    45,000  * Amgen, Inc.                                                                        1,876,500          49
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS GROWTH & INCOME FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Health Care (continued)
    55,000  * Barr Laboratories, Inc.                                                           $3,425,950         $89
    70,100    Beckman Coulter, Inc.                                                              2,712,870          71
    61,100  * Boston Scientific Corporation                                                      1,928,316          50
   100,000  * Edwards Lifesciences Corporation                                                   2,559,000          67
    25,000  * Forest Laboratories, Inc.                                                          2,050,250          53
   165,000  * Health Management Associates, Inc.                                                 3,336,300          87
   162,500    IMS Health, Inc.                                                                   2,432,625          63
    98,600    Johnson & Johnson                                                                  5,332,288         139
   150,000  * King Pharmaceuticals, Inc.                                                         2,725,500          71
    35,000  * Laboratory Corporation of America Holdings                                         1,182,300          31
   120,000    Medtronic, Inc.                                                                    5,054,400         132
    80,000  * Oxford Health Plans, Inc.                                                          3,115,200          81
   115,000    Pfizer, Inc.                                                                       3,337,300          87
   100,000    Pharmacia Corporation                                                              3,888,000         101
   100,000    Schering-Plough Corporation                                                        2,132,000          56
----------------------------------------------------------------------------------------------------------------------
                                                                                                58,752,173       1,531
----------------------------------------------------------------------------------------------------------------------
              Industrials--9.4%
    33,200    3M Company                                                                         3,651,004          95
   200,000  * Cendant Corporation                                                                2,152,000          56
    30,000    Cummins Engine, Inc.                                                                 708,600          19
    30,000    Eaton Corporation                                                                  1,912,200          50
   100,000    EDO Corporation                                                                    2,241,000          58
    30,000    Emerson Electric Company                                                           1,318,200          34
    35,000    Engineered Support Systems, Inc.                                                   1,996,400          52
   115,000    First Data Corporation                                                             3,214,250          84
    45,000    Genuine Parts Company                                                              1,378,800          36
   106,000    Harsco Corporation                                                                 2,882,140          75
    66,000    Lockheed Martin Corporation                                                        4,268,220         111
   155,000    Masco Corporation                                                                  3,030,250          79
    20,000    Northrop Grumman Corporation                                                       2,480,800          65
    90,000    Pall Corporation                                                                   1,421,100          37
    20,000    Tyco International, Ltd.                                                             282,000           7
    55,000    United Technologies Corporation                                                    3,106,951          81
----------------------------------------------------------------------------------------------------------------------
                                                                                                36,043,915         939
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Information Technology--10.6%
   100,000  * ASML Holding NV                                                                     $619,000         $16
    75,000  * Computer Sciences Corporation                                                      2,084,250          54
   346,700  * EMC Corporation                                                                    1,584,418          41
   944,700  * Entrust, Inc.                                                                      2,966,358          77
   140,000  * F5 Networks, Inc.                                                                  1,057,000          28
   220,000    Intel Corporation                                                                  3,055,800          80
   175,000  * Intersil Corporation                                                               2,268,000          59
   150,000  * Jabil Circuit, Inc.                                                                2,217,000          58
    50,000  * Micron Technology, Inc.                                                              618,500          16
   155,000  * Microsoft Corporation                                                              6,771,950         176
    50,000    Nokia Corporation - Class "A" (ADR)                                                  662,500          17
   125,000  * NVIDIA Corporation                                                                 1,070,000          28
   100,000  * Qualcomm, Inc.                                                                     2,762,000          72
   100,000    Scientific-Atlanta, Inc.                                                           1,251,000          33
   200,000  * Siebel Systems, Inc.                                                               1,150,000          30
   625,000  * Sun Microsystems, Inc.                                                             1,618,750          42
   100,000  * Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)                                   635,000          17
    60,000  * Tech Data Corporation                                                              1,584,000          41
   170,000  * Thermo Electron Corporation                                                        2,742,100          71
    67,100  * Varian, Inc.                                                                       1,852,630          48
    90,000  * Vishay Intertechnology, Inc.                                                         792,000          21
    50,000  * Waters Corporation                                                                 1,212,501          32
----------------------------------------------------------------------------------------------------------------------
                                                                                                40,574,757       1,057
----------------------------------------------------------------------------------------------------------------------
              Materials--4.2%
    90,000    Eastman Chemical Company                                                           3,435,300          89
   150,000  * Freeport-McMoRan Copper & Gold, Inc. - Class "B"                                   2,019,000          53
   300,000    Lyondell Chemical Company                                                          3,582,000          93
    90,000    PPG Industries, Inc.                                                               4,023,000         105
   100,000  * Smurfit-Stone Container Corporation                                                1,256,000          33
   100,000    Worthington Industries, Inc.                                                       1,870,000          49
----------------------------------------------------------------------------------------------------------------------
                                                                                                16,185,300         422
----------------------------------------------------------------------------------------------------------------------
              Telecommunications Services--.8%
   155,000    SBC Communications, Inc.                                                           3,115,500          81
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS GROWTH & INCOME FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
 Shares or                                                                                                    For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Utilities--2.7%
    75,000    Consolidated Edison, Inc.                                                         $3,016,500         $79
   250,000    Southern Company                                                                   7,195,000         187
----------------------------------------------------------------------------------------------------------------------
                                                                                                10,211,500         266
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $364,656,778)                                               339,515,624       8,848
----------------------------------------------------------------------------------------------------------------------
              CONVERTIBLE PREFERRED STOCKS--2.5%
              Financials--.3%
    23,000    Hartford Financial, 6%, 2006                                                       1,051,100          28
----------------------------------------------------------------------------------------------------------------------
              Telecommunications Services--1.7%
   148,200    ALLTEL Corp., 7.75%, 2005                                                          6,446,700         168
----------------------------------------------------------------------------------------------------------------------
              Utilities--.5%
   125,000    Duke Energy Corp., 8.25%, 2004                                                     2,043,750          53
----------------------------------------------------------------------------------------------------------------------
Total Value of Convertible Preferred Stocks (cost $11,294,964)                                   9,541,550         249
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--9.5%
    $8,500M   AIG Funding Inc., 1.7%, 10/2/02                                                    8,499,598         221
     4,400M   AIG Funding Inc., 1.74%, 10/30/02                                                  4,393,825         114
     4,400M   General Electric Capital Corp., 1.76%, 10/2/02                                     4,399,785         115
     1,500M   Madison Gas & Electric Co., 1.8%, 10/1/02                                          1,500,000          39
     5,000M   Prudential Funding Corp., 1.73%, 10/4/02                                           4,999,279         130
     6,000M   USAA Capital Corp., 1.73%, 10/1/02                                                 6,000,000         156
     3,400M   Virginia Electric Power Co., 1.75%, 10/7/02                                        3,399,008          89
     3,400M   Wal-Mart Stores, Inc., 1.73%, 10/16/02                                             3,397,549          89
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $36,589,044)                                    36,589,044         953
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $412,540,786)                                       100.5%    385,646,218      10,050
Excess of Liabilities Over Other Assets                                                (.5)     (1,922,539)        (50)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $383,723,679     $10,000
======================================================================================================================

* Non-income producing


See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS BLUE CHIP FUND

Dear Investor:

This is the annual report for the First Investors Blue Chip Fund for the fiscal year ended September 30, 2002. During the period, the Fund's return on a net asset value basis was -23.9% for Class A shares and -24.5% for Class B shares, compared to a return of -20.4% for the Lipper Large-Cap Core Equity fund group.

Needless to say, the past 12 months were a difficult time for the large-capitalization market, with the broad market benchmarks posting double-digit losses. A number of issues hampered the returns of stocks, including the many and varied geopolitical concerns, as well as slow economic recovery in the U.S. Accounting issues clouded the quality of earnings, and corporate governance issues created negative investor sentiment. As the call for reform grew louder, many firms became concerned about the possible costs of closer government regulation. Expenses associated with pension and benefit plans were also at issue, as concerns arose that many of the plans of "old-line industrial companies" were underfunded. If so, future earnings will decline as distributions are made to retirees. Intense competitive pressures in various markets kept product prices down. With the economy continuing to struggle, apprehension developed about the possibility that the mighty consumer is nearly "tapped out."

Given the overall negative market environment, the Fund's strategy of remaining sector-neutral did not help performance. Stocks in the technology sector were hard-hit across the board, with investors continuing to reevaluate "New Economy" companies. The lack of pricing power was a prevalent theme in the technology sector, as overcapacity remained a problem. Given the sluggish recovery, financial services stocks posted disappointing returns, and positions in Chubb, American International Group and Citigroup did not help the Fund. Many health care companies struggled, including the Fund's holdings in major pharmaceutical firms such as Merck, Bristol Myers and Pfizer. Most industries within the utilities sector suffered, such as telecommunications and natural gas, which included Duke Energy, whose stock the Fund held.

Amid the harsh stock picking environment, the Fund did have a number of stocks that held up well during the period. The industrial and defense sectors performed favorably, as the federal government solidified its commitment to national defense and raised its spending. This benefited the Fund's holdings in Lockheed Martin and Northrop Grumman. Consumer staples were the best defensive play in the bear market and one of the few areas where product innovation led to pricing power. Holdings such as Procter & Gamble, Anheuser-Busch and Kraft Foods were buoyed by this trend. Select health care stocks, such as United Healthcare, were the beneficiaries of higher premiums to the consumer as a result of rising health care costs.



Portfolio Manager's Letter (continued)
FIRST INVESTORS BLUE CHIP FUND

Despite the great difficulties encountered during the reporting period, large-cap stocks maintain many positive attributes. For example, most big companies have global reach, which can help them weather a downturn in the domestic economy. They generally have secure credit ratings, and regardless of the media coverage, most are professionally managed by talented and ethical individuals. Given the renewed focus on austerity and quality, cost-cutting measures and productivity increases will eventually lead to improved profits in the future.

Looking forward, a return to respectable profitability in the coming year should benefit the stock market's performance. However, the many issues discussed earlier that currently loom over the equities market will take some time to be addressed. With this in mind, the Fund will continue to rely on "bottom-up" stock picking and focus on value relative to growth potential.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ DENNIS T. FITZPATRICK

Dennis T. Fitzpatrick
Vice President
and Portfolio Manager

October 31, 2002



Cumulative Performance Information
FIRST INVESTORS BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the First
Investors Blue Chip Fund (Class A shares) and the Standard & Poor's 500
Index.

BLUE CHIP FUND CLASS A GRAPH PLOTS
As of September 30, 2002
                                     BLUE CHIP FUND                S&P 500
DEC-92                                      $ 9,425                $10,000
OCT-93                                       10,159                 11,006
OCT-94                                        9,852                 11,151
OCT-95                                       13,203                 15,342
OCT-96                                       15,917                 18,865
OCT-97                                       20,063                 25,159
SEP-98                                       19,752                 26,676
SEP-99                                       24,667                 34,092
SEP-00                                       29,968                 38,621
SEP-01                                       20,714                 28,340
SEP-02                                       15,757                 22,533

(INSET BOX IN CHART READS:)

                     Average Annual Total Returns*
Class A Shares   N.A.V. Only    S.E.C. Standardized
One Year           (23.93%)          (28.31%)
Five Years          (4.57%)           (5.69%)
Ten Years            5.87%             5.25%
Class B Shares
One Year           (24.48%)          (27.51%)
Five Years          (5.24%)           (5.62%)
Since Inception
(1/12/95)            5.49%             5.49%

The graph compares a $10,000 investment in the First Investors Blue Chip Fund (Class A shares) beginning 12/31/92 with a theoretical investment in the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/02) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02 and 7/1/93, the maximum sales charges were 6.25% and 6.9%, respectively). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (28.41%), (5.82%) and 5.03%, respectively. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (27.61%), (5.75%) and 5.32%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 500 Index figures are from Standard & Poor's and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS BLUE CHIP FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--91.2%
              Consumer Discretionary--13.0%
    80,200  * Bed Bath & Beyond, Inc.                                                           $2,612,114         $67
   131,900  * Clear Channel Communications, Inc.                                                 4,583,525         118
    87,400  * Comcast Corporation - Special Class "A"                                            1,823,164          47
   105,600  * Costco Wholesale Corporation                                                       3,418,272          88
    36,400    Gannett Company, Inc.                                                              2,627,352          67
    58,300    Harley-Davidson, Inc.                                                              2,708,035          69
   134,300    Home Depot, Inc.                                                                   3,505,230          90
    98,400    Lowe's Companies, Inc.                                                             4,073,760         105
   100,600    Mattel, Inc.                                                                       1,811,806          46
    52,400    McGraw-Hill Companies, Inc.                                                        3,207,928          82
   102,000    NIKE, Inc.                                                                         4,404,360         113
    89,600    Sears, Roebuck and Company                                                         3,494,400          90
   248,700    TJX Companies, Inc.                                                                4,227,900         108
    72,800  * Viacom, Inc. - Class "B"                                                           2,952,040          76
   109,200    Wal-Mart Stores, Inc.                                                              5,377,008         138
----------------------------------------------------------------------------------------------------------------------
                                                                                                50,826,894       1,304
----------------------------------------------------------------------------------------------------------------------
              Consumer Staples--11.0%
   145,500    Albertson's, Inc.                                                                  3,515,280          90
    44,500    Anheuser-Busch Companies, Inc.                                                     2,251,700          58
    81,000    Coca-Cola Company                                                                  3,884,760         100
    81,500    Colgate-Palmolive Company                                                          4,396,925         113
   109,800    Gillette Company                                                                   3,250,080          83
   121,400    Kellogg Company                                                                    4,036,550         103
    44,300    Kimberly-Clark Corporation                                                         2,509,152          64
    91,100    Kraft Foods, Inc. - Class "A"                                                      3,321,506          85
   109,300  * Kroger Company                                                                     1,541,130          39
    36,400    Pepsi Bottling Group, Inc.                                                           851,760          22
    96,800    PepsiCo, Inc.                                                                      3,576,760          92
    91,100    Philip Morris Companies, Inc.                                                      3,534,680          91
    33,500    Procter & Gamble Company                                                           2,994,230          77
    51,000  * Safeway, Inc.                                                                      1,137,300          29
    61,500    Walgreen Company                                                                   1,891,740          49
----------------------------------------------------------------------------------------------------------------------
                                                                                                42,693,553       1,095
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Energy--5.4%
    45,900    Anadarko Petroleum Corporation                                                    $2,044,386         $52
    74,877    ConocoPhillips                                                                     3,462,312          89
    81,600    EOG Resources, Inc.                                                                2,934,336          75
   267,300    Exxon Mobil Corporation                                                            8,526,870         219
    77,300    Royal Dutch Petroleum Company - NY Shares (ADR)                                    3,105,141          80
    29,200    Schlumberger, Ltd.                                                                 1,123,032          29
----------------------------------------------------------------------------------------------------------------------
                                                                                                21,196,077         544
----------------------------------------------------------------------------------------------------------------------
              Financials--17.1%
   128,300    American Express Company                                                           4,000,394         103
    80,200    American International Group, Inc.                                                 4,386,940         113
   109,600    Bank of America Corporation                                                        6,992,480         179
    36,400    Bank of New York Company, Inc.                                                     1,046,136          27
    76,400    Bank One Corporation                                                               2,857,360          73
     1,960  * Berkshire Hathaway, Inc. - Class "B"                                               4,831,400         124
    91,100    Capital One Financial Corporation                                                  3,181,212          82
    36,500    Chubb Corporation                                                                  2,001,295          51
    68,900    Citigroup, Inc.                                                                    2,042,885          52
    25,700    Fannie Mae                                                                         1,530,178          39
    28,400    Freddie Mac                                                                        1,587,560          41
    36,400    Golden West Financial Corporation                                                  2,263,352          58
    14,600    Hartford Financial Services Group                                                    598,600          15
    54,700    Marsh & McLennan Companies, Inc.                                                   2,277,708          58
   156,700    MBNA Corporation                                                                   2,880,146          74
    44,500    Mellon Financial Corporation                                                       1,153,885          30
    21,900    Merrill Lynch & Company, Inc.                                                        721,605          19
    29,200    MetLife, Inc.                                                                        664,592          17
   254,800    U.S. Bancorp                                                                       4,734,184         121
    91,800    Wachovia Corporation                                                               3,000,942          77
   192,400    Washington Mutual, Inc.                                                            6,054,828         155
   160,400    Wells Fargo & Company                                                              7,724,864         198
----------------------------------------------------------------------------------------------------------------------
                                                                                                66,532,546       1,706
----------------------------------------------------------------------------------------------------------------------
              Health Care--14.5%
    80,200    Abbott Laboratories                                                                3,240,080          83
    43,700    Aetna, Inc.                                                                        1,564,897          40
    52,300    Allergan, Inc.                                                                     2,845,120          73
    68,500    AmerisourceBergen Corporation                                                      4,892,270         126
    56,900  * Amgen, Inc.                                                                        2,372,730          61
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS BLUE CHIP FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Health Care (continued)
    42,500  * Boston Scientific Corporation                                                     $1,341,300         $34
    29,100  * Forest Laboratories, Inc.                                                          2,386,491          61
    98,400    HCA, Inc.                                                                          4,684,824         120
   102,600    Johnson & Johnson                                                                  5,548,608         142
   168,700    Medtronic, Inc.                                                                    7,105,644         182
   153,100    Pfizer, Inc.                                                                       4,442,962         114
    81,200    Pharmacia Corporation                                                              3,157,056          81
   189,800    Schering-Plough Corporation                                                        4,046,536         104
    62,000  * Tenet Healthcare Corporation                                                       3,069,000          79
    43,400    UnitedHealth Group, Inc.                                                           3,785,348          97
    27,000  * Wellpoint Health Networks, Inc.                                                    1,979,100          51
----------------------------------------------------------------------------------------------------------------------
                                                                                                56,461,966       1,448
----------------------------------------------------------------------------------------------------------------------
              Industrials--10.2%
    37,900    3M Company                                                                         4,167,863         107
   291,600  * Cendant Corporation                                                                3,137,616          80
    29,100    CSX Corporation                                                                      767,658          20
    91,100    Deere & Company                                                                    4,140,495         106
    21,900    Emerson Electric Company                                                             962,286          25
   170,600    First Data Corporation                                                             4,768,270         122
   104,300    General Electric Company                                                           2,570,995          66
    70,600    Lockheed Martin Corporation                                                        4,565,702         117
   185,900    Masco Corporation                                                                  3,634,345          93
    47,300    Northrop Grumman Corporation                                                       5,867,092         150
    29,200    Tyco International, Ltd.                                                             411,720          11
    60,300    United Technologies Corporation                                                    3,406,347          87
    65,400    Waste Management, Inc.                                                             1,525,128          40
----------------------------------------------------------------------------------------------------------------------
                                                                                                39,925,517       1,024
----------------------------------------------------------------------------------------------------------------------
              Information Technology--11.8%
   291,600  * Advanced Micro Devices, Inc.                                                       1,557,144          40
    87,300  * Analog Devices, Inc.                                                               1,719,810          44
   145,500  * Cadence Design Systems, Inc.                                                       1,479,735          38
   291,700  * Cisco Systems, Inc.                                                                3,057,016          78
   169,000  * Dell Computer Corporation                                                          3,974,880         102
   350,600  * EMC Corporation                                                                    1,602,242          41
   218,600    Hewlett-Packard Company                                                            2,551,062          65
   312,800    Intel Corporation                                                                  4,344,792         111
    21,800    International Business Machines Corporation                                        1,272,902          33
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Information Technology (continued)
   109,400  * Jabil Circuit, Inc.                                                               $1,616,932         $41
    40,100  * Micron Technology, Inc.                                                              496,037          14
   204,200  * Microsoft Corporation                                                              8,921,498         229
   303,500    Motorola, Inc.                                                                     3,089,630          79
   255,100    Nokia Corporation - Class "A" (ADR)                                                3,380,075          87
    72,900  * Qualcomm, Inc.                                                                     2,013,498          52
   682,000  * Sun Microsystems, Inc.                                                             1,766,380          45
   216,500    Texas Instruments, Inc.                                                            3,197,705          82
----------------------------------------------------------------------------------------------------------------------
                                                                                                46,041,338       1,181
----------------------------------------------------------------------------------------------------------------------
              Materials--2.5%
   146,500    Du Pont (E.I.) de Nemours & Company                                                5,284,255         136
   167,700    Newmont Mining Corporation                                                         4,613,427         118
----------------------------------------------------------------------------------------------------------------------
                                                                                                 9,897,682         254
----------------------------------------------------------------------------------------------------------------------
              Telecommunications Services--2.8%
   269,700    AT&T Corporation                                                                   3,239,097          83
   182,200    SBC Communications, Inc.                                                           3,662,220          94
   144,300    Verizon Communications, Inc.                                                       3,959,592         102
----------------------------------------------------------------------------------------------------------------------
                                                                                                10,860,909         279
----------------------------------------------------------------------------------------------------------------------
              Utilities--2.9%
    25,500    Consolidated Edison, Inc.                                                          1,025,610          26
   123,700    Duke Energy Corporation                                                            2,418,335          62
    64,100    FPL Group, Inc.                                                                    3,448,580          89
   149,400    Southern Company                                                                   4,299,732         110
----------------------------------------------------------------------------------------------------------------------
                                                                                                11,192,257         287
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $376,022,943)                                               355,628,739       9,122
----------------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS BLUE CHIP FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--7.3%
    $3,400M   AIG Funding Corp., 1.74%, 10/31/02                                                $3,395,229         $87
     4,200M   General Electric Capital Corp., 1.76%, 10/2/02                                     4,199,795         108
    10,500M   Madison Gas & Electric Co., 1.8%, 10/1/02                                         10,500,000         269
     5,300M   Prudential Funding Corp., 1.73%, 10/4/02                                           5,299,236         136
     3,600M   USAA Capital Corp., 1.73%, 10/1/02                                                 3,600,000          92
     1,400M   Wal-Mart Stores, Inc., 1.73%, 10/16/02                                             1,398,990          36
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $28,393,250)                                    28,393,250         728
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $404,416,193)                                        98.5%    384,021,989       9,850
Other Assets, Less Liabilities                                                         1.5       5,845,742         150
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $389,867,731     $10,000
======================================================================================================================

* Non-income producing


See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS UTILITIES INCOME FUND

Dear Investor:

This is the annual report for the First Investors Utilities Income Fund for the fiscal year ended September 30, 2002. During the period, the Fund's return on a net asset value basis was -26.3% for Class A shares and -26.9% for Class B shares, compared to a return of -30.2% for the Lipper Utility fund group. During the period, the Fund declared dividends from net investment income of 13.3 cents per share on Class A shares and 8.2 cents per share on Class B shares.

The Utilities Income Fund endured a difficult year in which the electric, gas and telecommunications industries all registered negative returns. If that sounds familiar, it's because this sentence was lifted verbatim from last year's annual report.

Shareholders are probably wondering why a historically stable sector of the stock market has performed so poorly over the past two years. Headline issues such as the California energy crisis, power and natural gas market manipulation, and the alleged accounting fraud at companies like Enron and WorldCom tell only part of the tale.

Beyond the headlines, a big reason for the increased volatility in the sector is the deregulation activity that has occurred over the last several years. Business risk has risen as companies in each of the three major utility subsectors have had to adjust to a more competitive environment.

In recent years, many utility management teams invested capital in unregulated businesses in an effort to enhance their growth prospects. Several electric and gas utilities built or bought unregulated power plants and engaged in extensive power and gas trading operations. Subsequently, the power generation market suffered from oversupply. The trading business has all but evaporated due to increased credit risk, a lack of a solid regulatory framework, and, in some cases, the unethical behavior of market participants.

The telecommunications industry has had its own share of difficulties. Fierce competition has continued to take its toll on long distance and wireless companies. Even the Regional Bells have been humbled. The weak economy has erased earnings growth, while wireless substitution and competition from high-speed cable modems has eaten away at the Bells' stable local franchises.

In recent years, revolutionary changes, such as deregulation and the wireless and Internet boom, have transformed the sector profoundly. We believe that these changes are structural changes rather than temporary changes. While prospects may improve over time, we expect that the utilities sector will remain fairly volatile in the foreseeable future. For these reasons, we have asked for and received shareholder approval to



Portfolio Manager's Letter (continued)
FIRST INVESTORS UTILITIES INCOME FUND

change the Fund into a general "value" fund that will focus on total return and will not concentrate in utilities or any other sector. It will be renamed the First Investors Value Fund. We believe that this will give the Fund the flexibility it needs in tough market conditions while maintaining its focus on dividend-paying stocks.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ MATTHEW S. WRIGHT

Matthew S. Wright
Portfolio Manager

October 31, 2002



Cumulative Performance Information
FIRST INVESTORS UTILITIES INCOME FUND

Comparison of change in value of $10,000 investment in the First
Investors Utilities Income Fund (Class A shares), the Standard & Poor's 500 Index and the Standard & Poor's 500 Utilities Index.

UTILITIES INCOME FUND
CLASS A GRAPH PLOTS
As of September 30, 2002
                                 UTILITIES                       S&P 500
                               INCOME FUND        S&P 500      UTILITIES
FEB-93                             $ 9,425        $10,000        $10,000
OCT-93                              10,163         10,955         10,774
OCT-94                               9,131         11,379          8,949
OCT-95                              11,081         14,388         11,618
OCT-96                              12,460         17,854         12,797
OCT-97                              14,062         23,588         14,066
SEP-98                              16,319         26,611         18,145
SEP-99                              18,275         34,009         17,918
SEP-00                              21,488         38,526         25,908
SEP-01                              16,120         28,271         19,470
SEP-02                              11,874         22,478         16,954

(INSET BOX IN CHART READS:)

                   Average Annual Total Returns*
Class A Shares   N.A.V. Only    S.E.C. Standardized
One Year           (26.34%)          (30.56%)
Five Years          (3.48%)           (4.60%)
Since Inception
(2/22/93)            2.43%             1.80%
Class B Shares
One Year           (26.94%)          (29.86%)
Five Years          (4.15%)           (4.54%)
Since Inception
(1/12/95)            2.87%             2.87%

The graph compares a $10,000 investment in the First Investors Utilities Income Fund (Class A shares) beginning 2/22/93 (inception date) with theoretical investments in the Standard & Poor's 500 Index and the Standard & Poor's 500 Utilities Index. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. The Standard & Poor's 500 Utilities Index is a capitalization-weighted index of 37 stocks designed to measure the performance of the utility sector of the Standard & Poor's 500 Index. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses that an investor would incur in purchasing securities in these Indices. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/02) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02 the maximum sales charge was 6.25%). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During certain of the periods shown, some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return Since Inception would have been 1.56%. The Class B "S.E.C. Standardized" Average Annual Total Return Since Inception would have been 2.68%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 500 Index and Standard & Poor's 500 Utilities Index figures are from Standard & Poor's and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS UTILITIES INCOME FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--86.5%
              Energy--1.6%
    14,600    BP PLC (ADR)                                                                        $582,540         $50
    13,200    ConocoPhillips                                                                       610,368          53
    29,300    Marathon Oil Corporation                                                             664,524          57
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,857,432         160
----------------------------------------------------------------------------------------------------------------------
              Financials--1.0%
    49,600    Plum Creek Timber Company, Inc.                                                    1,121,456          97
----------------------------------------------------------------------------------------------------------------------
              Information Technology--.5%
    57,700    Motorola, Inc.                                                                       587,386          51
----------------------------------------------------------------------------------------------------------------------
              Telecommunications Services--19.4%
    52,400    ALLTEL Corporation                                                                 2,102,812         181
   189,400    AT&T Corporation                                                                   2,274,694         196
   149,500  * AT&T Wireless Services, Inc.                                                         615,940          53
   118,600    BellSouth Corporation                                                              2,177,496         188
    33,600    BT Group PLC (ADR)                                                                   868,224          75
    50,600    CenturyTel, Inc.                                                                   1,134,958          98
    42,800  * Commonwealth Telephone Enterprises, Inc.                                           1,488,156         128
    28,400    CT Communications, Inc.                                                              411,800          36
    29,300    D&E Communications, Inc.                                                             293,000          25
    80,300    Hellenic Telecommunications Organization SA (ADR)                                    453,695          39
    51,000    Nippon Telegraph and Telephone Corporation (ADR)                                     829,770          72
   127,800    SBC Communications, Inc.                                                           2,568,780         222
    39,700    Telefonos de Mexico SA (ADR)                                                       1,117,555          96
    36,800    Telephone & Data Systems, Inc.                                                     1,856,560         160
   120,628    Verizon Communications, Inc.                                                       3,310,032         287
    76,300    Vodafone Group PLC (ADR)                                                             978,929          84
----------------------------------------------------------------------------------------------------------------------
                                                                                                22,482,401       1,940
----------------------------------------------------------------------------------------------------------------------
              Utilities--64.0%
    74,400    ALLETE, Inc.                                                                       1,607,040         139
    76,700    Alliant Energy Corporation                                                         1,476,475         127
    64,700    American Electric Power Company, Inc.                                              1,844,597         159
    69,150    American States Water Company                                                      1,813,113         156
   120,500  * Calpine Corporation                                                                  297,635          26
    68,500    Cinergy Corporation                                                                2,152,955         186
   100,100    Constellation Energy Group, Inc.                                                   2,481,479         214
    17,500    Dominion Resources, Inc.                                                             887,775          77
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Utilities (continued)
   101,300    DQE, Inc.                                                                         $1,519,500        $131
    62,700    DTE Energy Company                                                                 2,551,890         220
    79,300    Duke Energy Corporation                                                            1,550,315         134
    73,400    Empire District Electric Company                                                   1,240,460         107
    26,300    Energen Corporation                                                                  665,653          57
    74,200    Energy East Corporation                                                            1,469,902         127
    68,400    Entergy Corporation                                                                2,845,440         246
    60,400    Equitable Resources, Inc.                                                          2,086,820         180
    46,900    Exelon Corporation                                                                 2,227,750         192
    66,500    FirstEnergy Corporation                                                            1,987,685         172
    45,500    FPL Group, Inc.                                                                    2,447,900         211
    44,500    Hawaiian Electric Industries, Inc.                                                 1,917,950         165
    39,300    KeySpan Corporation                                                                1,316,550         114
    16,800    Kinder Morgan, Inc.                                                                  595,560          51
    21,800  * Kinder Morgan Management, LLC                                                        648,550          56
   132,000    MDU Resources Group, Inc.                                                          3,013,560         261
    88,300    National Fuel Gas Company                                                          1,754,521         151
    51,750    New Jersey Resources Corporation                                                   1,702,575         147
   101,900    NiSource, Inc.                                                                     1,755,737         152
    61,800    Northeast Utilities                                                                1,044,420          90
    60,123    NSTAR                                                                              2,377,865         205
    67,500    OGE Energy Corporation                                                             1,138,725          98
    30,100    Peoples Energy Corporation                                                         1,014,069          88
    72,800    Pepco Holdings, Inc.                                                               1,452,360         125
    50,500    Pinnacle West Capital Corporation                                                  1,401,880         121
    63,500    PNM Resources, Inc.                                                                1,257,300         108
    36,500    Progress Energy, Inc.                                                              1,491,755         129
    55,500    Public Service Enterprise Group, Inc.                                              1,692,750         146
    60,400    Puget Energy, Inc.                                                                 1,232,764         106
    42,500    Questar Corporation                                                                  970,700          84
    98,445    SCANA Corporation                                                                  2,561,539         222
    12,100    South Jersey Industries, Inc.                                                        395,186          34
    79,400    Southwest Gas Corporation                                                          1,766,650         152
    58,200    TXU Corporation                                                                    2,427,522         209
    92,900    Vectren Corporation                                                                2,043,800         176
   113,400    Wisconsin Energy Corporation                                                       2,755,620         238
    36,000    WPS Resources Corporation                                                          1,275,840         110
----------------------------------------------------------------------------------------------------------------------
                                                                                                74,160,132       6,399
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $114,288,837)                                               100,208,807       8,647
----------------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS UTILITIES INCOME FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
 Shares or                                                                                                    For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              CONVERTIBLE PREFERRED STOCKS--1.5%
              Telecommunications Services--.3%
     8,800    ALLTEL Corp., 7.75%, 2005                                                           $382,800         $33
----------------------------------------------------------------------------------------------------------------------
              Utilities--1.2%
    36,300    Duke Energy Corp., 8.25%, 2004                                                       593,505          51
    16,200    FPL Group, Inc., 8.5%, 2005                                                          834,300          72
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,427,805         123
----------------------------------------------------------------------------------------------------------------------
Total Value of Convertible Preferred Stocks (cost $2,162,261)                                    1,810,605         156
----------------------------------------------------------------------------------------------------------------------
              PREFERRED STOCKS--1.1%
              Telecommunications Services--.5%
    20,300    Verizon South, Inc., 7%, 2041 Series "F"                                             520,086          45
----------------------------------------------------------------------------------------------------------------------
              Utilities--.6%
    10,900    Consolidated Edison Co. of New York, 7.75%, 2031 Series "A"                          276,969          24
    18,300    Entergy Louisiana, Inc., 7.6%, 2032 Series "A"                                       470,310          41
----------------------------------------------------------------------------------------------------------------------
                                                                                                   747,279          65
----------------------------------------------------------------------------------------------------------------------
Total Value of Preferred Stocks (cost $1,234,149)                                                1,267,365         110
----------------------------------------------------------------------------------------------------------------------
              CORPORATE BONDS--2.7%
              Telecommunications Services--1.3%
      $500M   AT&T Corp., 7.5%, 2006                                                               497,971          43
       500M   BellSouth Telecommunications, Inc., 6.375%, 2004                                     528,515          46
       500M   United Telephone Co. of Florida, 6.25%, 2003                                         501,037          43
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,527,523         132
----------------------------------------------------------------------------------------------------------------------
              Utilities--1.4%
       500M   Idaho Power Co., 6.4%, 2003                                                          511,439          44
       500M   Northwestern Public Service Co., 7.1%, 2005                                          515,672          44
       500M   Union Electric Co., 6.75%, 2008                                                      571,089          50
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,598,200         138
----------------------------------------------------------------------------------------------------------------------
Total Value of Corporate Bonds (cost $2,989,796)                                                 3,125,723         270
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--8.0%
    $5,000M   BellSouth Corp., 1.72%, 10/3/02 +                                                 $4,999,522        $431
     4,300M   Prudential Funding Corp., 1.62%, 10/4/02                                           4,299,419         371
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $9,298,941)                                      9,298,941         802
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $129,973,984)                                        99.8%    115,711,441       9,985
Other Assets, Less Liabilities                                                          .2         176,570          15
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $115,888,011     $10,000
======================================================================================================================

* Non-income producing

+ See note 6


See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS ALL-CAP GROWTH FUND

Dear Investor:

This is the annual report for the First Investors All-Cap Growth Fund for the fiscal year ended September 30, 2002. During the period, the Fund's return on a net asset value basis was -18.4% for Class A shares and -19.0% for Class B shares, compared to a return of -20.4% for the Lipper Multi-Cap Growth Equity fund group. On an absolute basis, performance of the Fund over the past year has been disappointing. However, when compared to the benchmark and the Lipper peer group, performance is more encouraging. For the 12-month period ended September 30, 2002, the Fund outperformed the Russell 3000 Growth Index (-22.2%) and the Lipper Multi-Cap Growth Equity peer group.

The Fund invests a portion of its assets in growth stocks from all three market capitalization ("cap") ranges: large, mid and small. A team of three portfolio managers -- each of whom has responsibility over a particular market cap range -- seeks the most promising growth opportunities. The result is an equity portfolio that is broadly diversified, consisting of investments in many companies of different sizes.

Currently, the U.S. and world equities markets are experiencing one of the most difficult periods in history. We hope the contents of this letter will provide some measure of comfort as we see better times ahead.

As we noted in last year's letter, the events of September 11, 2001, had a dramatic impact on the U.S. economy. Indeed, the attack was a catalyst that tipped the U.S. into recession. However, the seeds of excess had been sown long before that tragic day. But as we have seen in the past, one of the strengths of our economy is that we allow its cycle to play out. Our economy goes through periods of negative growth, with the expectation that the market will purge the system of excesses and go on to stronger future growth. In fact, we have seen some improvement in the economy at the margin.

However, contrary to similar periods in history, the stock market has continued its slide seemingly unaffected by positive indicators. Why has the stock market decoupled from an improving economic picture? The answer appears to have several facets. First, the economic recovery now appears to be more anemic than was expected by the market at the end of 2001. The consumer has continued to spend, but business investment remains extremely weak. Part of this weakness derives from the tremendous overcapacity created at the end of the prior decade. These excesses have proven to be larger, and will take longer to work out, than previously believed. Additionally, corporate managers are focused on profitability and concerned about slow prospective business activity. As such, capital spending is not likely to improve until the beginning of 2003, and spending in certain sectors, particularly telecommunications, may even deteriorate in 2003.

Second, the sharp economic slowdown has unveiled a surprising amount of accounting fraud, abuse and executive dishonesty. Many investors have lost trust in corporate executives. As a result, good companies are being punished along with bad ones and volatility in many areas is very high.

A potential third reason for this disconnect between the stock market and economic trends is due to reduced prospective growth expectations. Investors are realizing that the heady growth rates of the 1990s are a thing of the past for many companies. An eighteen-year bull market created many excesses, and we are now experiencing the painful aftermath of that unusual period.



Finally, post-September 11th, we are faced with the threat of terrorism and a heightened awareness of national security that weigh on investor confidence. Currently the market is struggling with the prospect of war with Iraq and an escalation of terrorist activity both at home and abroad. All of these factors have led to a sharp valuation correction in the stock market over the past two-plus years. But the market cycles from fear to greed, often overshooting at the extremes. Today, fear reigns and so it is not surprising that we may be in a period where valuations decline to unusual levels.

The positive result is that fear can lead to opportunity. We are seeing more opportunities to purchase high-quality growth companies at attractive valuations than we have seen in several years. Many areas of the market have been punished, but health care and media stand out as areas of strong prospective growth at a reasonable price. We are confident that improving market conditions and attractive valuation levels will translate into competitive returns in the future for those willing and able to take a long-term view.

Looking at the sector performance relative to the benchmark, Fund performance was helped by strong relative stock selection and underweight positions in the information technology and health care sectors. With these two areas representing 50% of the Russell 3000 Growth benchmark, stock selection is of the utmost importance, particularly in market declines. The Fund was not immune to problems in the telecommunication services sector, as there were several stocks that detracted from overall performance. We eliminated our telecom exposure early in 2002 and subsequently the sector has fallen out of the benchmark altogether. An overweight allocation to the consumer discretionary sector boosted performance for the period with several media names contributing positive returns. An overweight position in the financial sector coupled with turmoil in the investment banking sector that impacted the larger diversified financials detracted from Fund performance.

For the majority of the year, the Fund has been overweight in mid-cap stocks, with an underweight position in large caps and roughly neutral weighting in small caps. The overweight in mid caps was driven by relative valuation. However, as mid-cap stocks outperformed during the course of the year, the valuation gap has closed and the Fund moved closer to a benchmark weight in the different capitalization ranges.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ ANDREW J. SHILLING

Andrew J. Shilling
Portfolio Manager

October 31, 2002



Cumulative Performance Information
FIRST INVESTORS ALL-CAP GROWTH FUND

Comparison of change in value of $10,000 investment in the First
Investors All-Cap Growth Fund (Class A shares) and the Russell 3000
Growth Index.

ALL-CAP GROWTH FUND CLASS A GRAPH PLOTS
As of September 30, 2002
                                ALL-CAP GROWTH FUND    RUSSELL 3000 GROWTH
OCT-00                                      $ 9,425                $10,000
SEP-01                                        6,155                  5,972
SEP-02                                        5,024                  4,606

(INSET BOX IN CHART READS:)

                                Average Annual Total Returns*
Class A Shares               N.A.V. Only    S.E.C. Standardized
One Year                       (18.38%)          (23.09%)
Since Inception (10/25/00)     (27.82%)          (30.00%)
Class B Shares
One Year                       (18.95%)          (22.19%)
Since Inception (10/25/00)     (28.30%)          (29.80%)

The graph compares a $10,000 investment in the First Investors All-Cap Growth Fund (Class A shares) beginning 10/25/00 (inception date) with a theoretical investment in the Russell 3000 Growth Index. The Russell 3000 Growth Index is an unmanaged index composed of the 3000 largest U.S. companies, as determined by market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in the sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures are for the periods ended
  9/30/02. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Total Return for One Year and Since Inception would have been (23.59%) and (30.43%), respectively. The Class B "S.E.C. Standardized" Total Return for One Year and Since Inception would have been (22.71%) and (30.21%), respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Russell 3000 Growth Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS ALL-CAP GROWTH FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--93.1%
              Banks--.3%
     2,460    F.N.B. Corporation                                                                   $68,929         $13
     1,520    Hancock Holding Company                                                               71,408          14
----------------------------------------------------------------------------------------------------------------------
                                                                                                   140,337          27
----------------------------------------------------------------------------------------------------------------------
              Capital Goods--4.6%
     5,410    ElkCorp                                                                               92,349          18
    56,500    General Electric Company                                                           1,392,725         266
     5,000    Granite Construction, Inc.                                                            82,400          16
    60,300    Tyco International, Ltd.                                                             850,230         163
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,417,704         463
----------------------------------------------------------------------------------------------------------------------
              Commercial Services & Supplies--4.2%
    63,100    First Data Corporation                                                             1,763,645         337
     9,540    Manpower, Inc.                                                                       279,904          54
    12,680  * Moore Corporation, Ltd.                                                              124,264          24
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,167,813         415
----------------------------------------------------------------------------------------------------------------------
              Consumer Durables & Apparel--1.3%
     2,500    Harman International Industries, Inc.                                                129,375          25
     1,960  * Leapfrog Enterprises, Inc.                                                            37,044           7
    20,600    Mattel, Inc.                                                                         371,006          71
     7,060  * Multimedia Games, Inc.                                                               139,018          26
----------------------------------------------------------------------------------------------------------------------
                                                                                                   676,443         129
----------------------------------------------------------------------------------------------------------------------
              Diversified Financials--6.9%
    63,400    Citigroup, Inc.                                                                    1,879,810         360
     5,900    Countrywide Credit Industries, Inc.                                                  278,185          53
    18,200    Freddie Mac                                                                        1,017,380         195
     2,780  * Investment Technology Group, Inc.                                                     81,343          15
     8,000    Legg Mason, Inc.                                                                     340,480          65
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,597,198         688
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS ALL-CAP GROWTH FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Energy--2.3%
    32,640    Chesapeake Energy Corporation                                                       $215,424         $41
    16,100    GlobalSantaFe Corporation                                                            359,835          69
     4,330    Helmerich & Payne, Inc.                                                              148,216          28
     8,400  * Noble Corporation                                                                    260,400          50
    11,740    XTO Energy, Inc.                                                                     241,961          47
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,225,836         235
----------------------------------------------------------------------------------------------------------------------
              Food & Drug Retailing--1.0%
    19,900    CVS Corporation                                                                      504,465          97
----------------------------------------------------------------------------------------------------------------------
              Food/Beverage/Tobacco--4.1%
    18,170    Bunge, Ltd.                                                                          439,714          84
     8,130  * Constellation Brands, Inc. - Class "A"                                               187,803          36
     4,190    Interstate Bakeries Corporation                                                      111,328          21
     8,700    PepsiCo, Inc.                                                                        321,465          62
    21,000    Philip Morris Companies, Inc.                                                        814,800         156
    35,240    Swedish Match AB                                                                     266,034          51
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,141,144         410
----------------------------------------------------------------------------------------------------------------------
              Health Care Equipment & Services--9.0%
     8,560  * Amerigroup Corporation                                                               287,274          55
     7,390  * AMN Healthcare Services, Inc.                                                        136,715          26
     5,100  * Anthem, Inc.                                                                         331,500          63
     7,300  * Edwards Lifesciences Corporation                                                     186,807          36
    34,300    HCA, Inc.                                                                          1,633,023         312
    13,600  * Health Management Associates, Inc.                                                   274,992          53
    10,500  * Laboratory Corporation of America Holdings                                           354,690          68
     9,700    McKesson Corporation                                                                 274,801          53
     8,260  * St. Jude Medical, Inc.                                                               294,882          56
     5,026  * Triad Hospitals, Inc.                                                                190,737          37
    10,300  * Wellpoint Health Networks, Inc.                                                      754,990         144
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,720,411         903
----------------------------------------------------------------------------------------------------------------------
              Hotels/Restaurants/Leisure--1.0%
     3,660  * Mandalay Resort Group                                                                122,793          23
     3,110  * Panera Bread Company                                                                  83,970          16
    12,870  * Scientific Games Corporation                                                          86,242          17
    14,490  * Station Casinos, Inc.                                                                246,475          47
----------------------------------------------------------------------------------------------------------------------
                                                                                                   539,480         103
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Insurance--3.7%
    35,700    American International Group, Inc.                                                $1,952,790        $374
----------------------------------------------------------------------------------------------------------------------
              Materials--.4%
    10,900    IMC Global, Inc.                                                                     131,345          25
     8,050    PolyOne Corporation                                                                   69,150          13
----------------------------------------------------------------------------------------------------------------------
                                                                                                   200,495          38
----------------------------------------------------------------------------------------------------------------------
              Media--12.7%
    63,800  * Clear Channel Communications, Inc.                                                 2,217,050         424
    18,900  * Echostar Communications Corporation - Class "A"                                      326,970          63
     2,700  * Entercom Communications Corporation                                                  127,899          24
     5,400    Knight-Ridder, Inc.                                                                  304,614          58
    64,700  * Liberty Media Corporation - Class "A"                                                464,546          89
    31,600    Omnicom Group, Inc.                                                                1,759,487         336
    14,100  * Univision Communications, Inc.                                                       321,480          62
    14,700  * USA Interactive                                                                      284,886          55
    20,100  * Viacom, Inc. - Class "B"                                                             815,055         156
----------------------------------------------------------------------------------------------------------------------
                                                                                                 6,621,987       1,267
----------------------------------------------------------------------------------------------------------------------
              Pharmaceuticals & Biotechnology--17.6%
    22,400    Abbott Laboratories                                                                  904,960         173
    11,180  * Abgenix, Inc.                                                                         72,558          14
    43,000    AstraZeneca PLC (ADR)                                                              1,314,510         252
     8,800  * Cephalon, Inc.                                                                       359,216          69
    29,000    Eli Lilly & Company                                                                1,604,860         307
    19,700  * Human Genome Sciences, Inc.                                                          237,582          45
    34,200  * Millennium Pharmaceuticals, Inc.                                                     318,744          61
     5,140  * NPS Pharmaceuticals, Inc.                                                            105,720          20
    39,200    Pharmacia Corporation                                                              1,524,096         292
    87,300    Schering-Plough Corporation                                                        1,861,235         356
    16,600  * Watson Pharmaceuticals, Inc.                                                         406,866          78
    15,600    Wyeth                                                                                496,080          95
----------------------------------------------------------------------------------------------------------------------
                                                                                                 9,206,427       1,762
----------------------------------------------------------------------------------------------------------------------
              Real Estate--.7%
    37,300  * Host Marriott Corporation                                                            346,144          66
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS ALL-CAP GROWTH FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Retailing--7.3%
    13,220  * A.C. Moore Arts & Crafts, Inc.                                                      $279,339         $53
    10,000  * Bed Bath & Beyond, Inc.                                                              325,700          62
    15,380  * Hollywood Entertainment Corporation                                                  223,318          43
    10,000    Home Depot, Inc.                                                                     261,000          50
    10,700  * Kohl's Corporation                                                                   650,667         125
    40,600    Lowe's Companies, Inc.                                                             1,680,840         322
     1,340  * OfficeMax, Inc.                                                                        5,467           1
     2,750  * O'Reilly Automotive, Inc.                                                             78,705          15
     3,490  * Pacific Sunwear of California, Inc.                                                   71,056          14
    10,500  * Williams-Sonoma, Inc.                                                                248,115          47
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,824,207         732
----------------------------------------------------------------------------------------------------------------------
              Software & Services--6.4%
     7,040  * Borland Software Corporation                                                          54,842          10
    27,200  * Cadence Design Systems, Inc.                                                         276,624          53
     9,630  * Hyperion Solutions Corporation                                                       176,711          34
     6,400  * Intuit, Inc.                                                                         291,392          56
     6,190  * J.D. Edwards & Company                                                                57,258          11
    50,400  * Microsoft Corporation                                                              2,201,976         421
     4,887  * Network Associates, Inc.                                                              51,949          10
     6,700  * Symantec Corporation                                                                 225,589          43
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,336,341         638
----------------------------------------------------------------------------------------------------------------------
              Technology Hardware & Equipment--8.3%
    31,600  * ASE Test, Ltd.                                                                       111,548          21
    27,300  * Cisco Systems, Inc.                                                                  286,104          55
    92,400  * Dell Computer Corporation                                                          2,173,248         416
    55,800    Intel Corporation                                                                    775,062         148
    29,200  * Lam Research Corporation                                                             259,880          50
    25,490  * Metron Technology NV                                                                  61,176          12
    11,870    Nam Tai Electronics, Inc.                                                            210,099          40
    14,910  * Pericom Semiconductor Corporation                                                    128,524          24
     3,860  * Rudolph Technologies, Inc.                                                            39,719           8
    12,800  * Waters Corporation                                                                   310,400          59
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,355,760         833
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
 Shares or                                                                                                    For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Transportation--1.3%
     8,090    CNF, Inc.                                                                           $253,945         $49
     7,900  * Ryanair Holdings PLC (ADR)                                                           267,731          51
     5,130  * Yellow Corporation                                                                   151,376          29
----------------------------------------------------------------------------------------------------------------------
                                                                                                   673,052         129
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $56,117,232)                                                 48,648,034       9,309
----------------------------------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENT--7.4%
    $3,892M   UBS Warburg, 1.87%, 10/1/02 (collateralized by
              U.S. Treasury Note, 8.75%, due 5/15/20, valued
              at $3,996,021) (cost $3,892,000)                                                   3,892,000         744
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $60,009,232)                                        100.5%     52,540,034      10,053
Excess of Liabilities Over Other Assets                                                (.5)       (278,914)        (53)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $52,261,120     $10,000
======================================================================================================================

* Non-income producing


See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS MID-CAP OPPORTUNITY FUND

Dear Investor:

This is the annual report for the First Investors Mid-Cap Opportunity Fund for the fiscal year ended September 30, 2002. During the period, the Fund's return on a net asset value basis was -10.6% for Class A shares and -11.2% for Class B shares, compared to a return of -9.2% for the Lipper Mid-Cap Core Equity fund group.

During the review period, the equity markets faced many challenges. In the aftermath of the September 11, 2001 terrorist attacks, the nation found itself at war. The anemic pace of the global economic recovery hampered corporate profit growth. Investor confidence was severely challenged by the various accounting-related and corporate disclosure scandals. Throughout the last quarter of 2001 and into 2002, these various factors weighed heavily on both investment fundamentals and more important, stock market psychology. Despite brief respites of upbeat performance, which were driven by positive news from the consumer front, investors were besieged with news of scandals, challenges to accounting, poor profit reports, skittish economic figures and a more uncertain world. Equity valuations remained under pressure as investors rushed to the sidelines in record numbers.

Amid this environment, the average diversified U.S. mutual fund declined 16.25% (according to Lipper Inc.). The Standard & Poor's 500 Index declined 20% and the Nasdaq Composite fell 21.8%. Mid-cap stocks fared somewhat better, despite also being down for the period. Mid-cap companies faced fewer pressures with regard to accounting, management credibility or legacy issues such as pension fund obligations. Simpler balance sheets and income statements, healthier fundamentals, and the benefits of smaller size and entrepreneurial focus allowed mid caps to be more competitive in a slow economic environment.

The Fund endeavored to remain well-diversified in this uncertain and volatile time, and was focused on uncovering high-quality growth investments with reasonable valuations. The Fund maintained a keen focus on firms with solid fundamentals, proven managements and well-executed growth strategies. During the period under review, the Fund underperformed its benchmark, particularly during the fourth quarter of 2001, when a cautious overall allocation resulting in a large cash position and an underweight position in the industrial sector contributed to the shortfall. For calendar year 2002 through September 30th, the Fund performed largely in line with its benchmark.

Stock selection also played an important part in the Fund's performance. The Fund's underweight positions in the industrials, consumer discretionary and consumer staples sectors were not helpful to performance, as those sectors held up fairly well. Shares in the information technology and telecommunications areas underperformed due to poor stock selection. The outlook for telecom spending remains bleak and the sector will continue to be de-emphasized in the portfolio until conditions improve. The Fund repositioned its holdings in the information technology sector away from those companies that are marginally profitable and "balance sheet-challenged." We redeployed those assets into investments with stronger fundamentals, more consistent business plans and consistent earnings growth. An example of such an investment is Manhattan Associates, which provides productivity-enhancing software tools to the warehousing and distribution areas of corporations. Their solutions enable more efficient movement of goods throughout the supply chain.

Shares in the financials, utilities, energy and materials areas were positive contributors to the Fund's performance, powered by good individual stock picking. Among individual standouts: insurance broker Willis Group Holdings Ltd. rose 43% on better insurance pricing; regional bank North Fork Bancorp rose 27% on its continued solid execution and expansion into the New York City metropolitan area; South African paper company Sappi, Ltd. rose 30% on a successful restructuring program; and energy holdings such as Weatherford International, XTO Energy, Inc., and EOG Resources, Inc. all performed well thanks to good industry fundamentals, particularly natural gas pricing.

Market downdrafts, such as the one we are presently experiencing, tend to be rather indiscriminate, punishing good and bad companies alike. However, they can create select opportunities for longer-term investors. We remain ever vigilant to add shares of quality companies trading at attractive values. We believe this approach is the basis of a successful long-term investment strategy. Going forward, we expect continued volatility in the overall markets in general and in the mid-cap market as well. We believe the Fund is well-positioned through its diversified portfolio of successfully managed companies for a return to moderate growth in the economy. We will continue to be selective, skeptical and cautious in our evaluation of companies, as well as being opportunistic when the circumstances dictate.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ EDWIN D. MISKA

Edwin D. Miska
Director of Equities
and Portfolio Manager*

October 31, 2002

* Mr. Miska became the Fund's Portfolio Manager on April 11, 2002.



Cumulative Performance Information
FIRST INVESTORS MID-CAP OPPORTUNITY FUND

Comparison of change in value of $10,000 investment in the First
Investors Mid-Cap Opportunity Fund (Class A shares) and the Standard & Poor's 400 Midcap Index.

MID-CAP OPPORTUNITY FUND
CLASS A GRAPH PLOTS
As of September 30, 2002
                                            MID-CAP                S&P 400
                                   OPPORTUNITY FUND           MIDCAP INDEX
DEC-92                                      $ 9,425                $10,000
OCT-93                                        9,448                 11,910
OCT-94                                        9,254                 12,193
OCT-95                                       11,530                 14,781
OCT-96                                       12,873                 17,347
OCT-97                                       16,360                 23,011
SEP-98                                       13,674                 22,536
SEP-99                                       19,782                 28,280
SEP-00                                       27,973                 40,502
SEP-01                                       19,485                 32,808
SEP-02                                       17,431                 31,269

(INSET BOX IN CHART READS:)

                   Average Annual Total Returns*
Class A Shares   N.A.V. Only    S.E.C. Standardized
One Year           (10.55%)          (15.71%)
Five Years           0.33%            (0.85%)
Ten Years            6.84%             6.20%
Class B Shares
One Year           (11.17%)          (14.72%)
Five Years          (0.38%)           (0.78%)
Since Inception
(1/12/95)            7.41%             7.41%

The graph compares a $10,000 investment in the First Investors Mid-Cap Opportunity Fund (Class A shares) beginning 10/31/92 with a theoretical investment in the Standard & Poor's 400 Midcap Index. The Standard & Poor's 400 Midcap Index is an unmanaged capitalization-weighted index of 400 stocks designed to measure performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/02) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02 and 7/1/93, the maximum sales charges were 6.25% and 6.9%, respectively). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (15.96%), (1.27%) and 5.67%, respectively. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (14.97%), (1.38%) and 6.89%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 400 Midcap Index figures are from Standard & Poor's and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS MID-CAP OPPORTUNITY FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--93.6%
              Consumer Discretionary--22.0%
    87,500    Applebee's International, Inc.                                                    $1,918,000        $123
    60,000  * Barnes & Noble, Inc.                                                               1,269,600          81
    85,000  * Brinker International, Inc.                                                        2,201,500         141
   129,000  * Chico's FAS, Inc.                                                                  2,054,970         131
   105,000    Circuit City Stores - Circuit City Group                                           1,590,750         102
    45,000  * Coach, Inc.                                                                        1,152,000          74
    65,000    D.R. Horton, Inc.                                                                  1,210,300          77
    52,500    Ethan Allen Interiors, Inc.                                                        1,698,900         109
   132,100  * GameStop Corporation                                                               2,701,445         173
    25,000  * Hot Topic, Inc.                                                                      450,750          29
    86,000    Landry's Restaurants, Inc.                                                         1,942,740         124
    37,500  * Lear Corporation                                                                   1,561,875         100
    15,000    Lennar Corporation                                                                   836,700          54
    50,000    Mattel, Inc.                                                                         900,500          58
   110,000  * Park Place Entertainment Corporation                                                 874,500          56
   165,000    Pier 1 Imports, Inc.                                                               3,146,550         200
    42,300    Ross Stores, Inc.                                                                  1,507,572          96
    60,200    Talbots, Inc.                                                                      1,685,600         108
    60,000  * Ticketmaster - Class "B"                                                             915,000          59
    45,000    Tiffany & Company                                                                    964,350          62
    42,800    TJX Companies, Inc.                                                                  727,600          47
   100,000  * Tuesday Morning Corporation                                                        1,821,000         116
    33,800  * Westwood One, Inc.                                                                 1,208,350          77
----------------------------------------------------------------------------------------------------------------------
                                                                                                34,340,552       2,197
----------------------------------------------------------------------------------------------------------------------
              Consumer Staples--7.3%
    50,000    Archer-Daniels-Midland Company                                                       625,500          40
   125,000  * Chiquita Brands International, Inc.                                                1,931,250         123
    36,400  * Dean Foods Company                                                                 1,447,992          93
    40,000    Dial Corporation                                                                     858,400          55
    70,000  * Duane Reade, Inc.                                                                  1,120,000          72
    30,000    Fresh Del Monte Produce, Inc.                                                        767,700          49
    30,000  * Kroger Company                                                                       423,000          27
   100,000  * Pathmark Stores, Inc.                                                                915,000          59
    60,000    Pepsi Bottling Group, Inc.                                                         1,404,000          90
    30,000  * Performance Food Group Company                                                     1,018,800          65
    25,000    Philip Morris Companies, Inc.                                                        970,000          62
----------------------------------------------------------------------------------------------------------------------
                                                                                                11,481,642         735
----------------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS MID-CAP OPPORTUNITY FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Energy--3.2%
    40,000    EOG Resources, Inc.                                                               $1,438,400         $92
    53,300    Suncor Energy, Inc.                                                                  903,435          58
    30,000    Transocean, Inc.                                                                     624,000          40
    21,000  * Weatherford International, Ltd.                                                      779,940          50
    60,000    XTO Energy, Inc.                                                                   1,236,600          79
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,982,375         319
----------------------------------------------------------------------------------------------------------------------
              Financials--16.6%
    75,000    ACE, Ltd.                                                                          2,220,750         142
    45,000    Ambac Financial Group, Inc.                                                        2,425,050         155
    43,000    Banknorth Group, Inc.                                                              1,021,250          65
    61,688    Charter One Financial, Inc.                                                        1,833,353         117
    21,000    City National Corporation                                                            982,170          63
    43,400    Compass Bancshares, Inc.                                                           1,285,942          82
    25,000    Eaton Vance Corporation                                                              691,000          44
    45,000    Golden State Bancorp, Inc.                                                         1,454,400          93
    40,000    KeyCorp                                                                              998,800          64
    36,500    National Commerce Financial Corporation                                              914,325          59
    30,000    North Fork Bancorporation, Inc.                                                    1,135,200          73
    50,000    Old Republic International Corporation                                             1,419,000          91
    24,400    PartnerRe, Ltd.                                                                    1,175,592          75
    51,400  * Principal Financial Group, Inc.                                                    1,345,652          86
    50,000    Protective Life Corporation                                                        1,538,500          98
    33,000    Synovus Financial Corporation                                                        680,460          44
    21,000    TCF Financial Corporation                                                            888,930          57
    55,000    Waddell & Reed Financial, Inc. - Class "A"                                           971,300          62
    64,000  * Willis Group Holdings, Ltd.                                                        2,143,360         137
    20,000    Zions Bancorporation                                                                 870,600          56
----------------------------------------------------------------------------------------------------------------------
                                                                                                25,995,634       1,663
----------------------------------------------------------------------------------------------------------------------
              Health Care--10.9%
    16,100  * Accredo Health, Inc.                                                                 767,648          49
    47,500    AmerisourceBergen Corporation                                                      3,392,450         217
    42,500    Beckman Coulter, Inc.                                                              1,644,750         105
   100,000  * Caremark Rx, Inc.                                                                  1,700,000         109
    82,700  * Centene Corporation                                                                2,207,263         141
    25,000  * Gilead Sciences, Inc.                                                                838,250          54
   210,000  * HEALTHSOUTH Corporation                                                              871,500          56
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Health Care (continued)
    15,000  * IDEC Pharmaceuticals Corporation                                                    $622,800         $40
    42,000    IMS Health, Inc.                                                                     628,740          40
    35,000  * Laboratory Corporation of America Holdings                                         1,182,300          75
    77,500    McKesson Corporation                                                               2,195,575         140
    25,000  * Triad Hospitals, Inc.                                                                948,750          61
----------------------------------------------------------------------------------------------------------------------
                                                                                                17,000,026       1,087
----------------------------------------------------------------------------------------------------------------------
              Industrials --15.3%
    27,300    AMETEK, Inc.                                                                         794,976          51
    29,300    Avery Dennison Corporation                                                         1,669,514         107
    75,000  * BISYS Group, Inc.                                                                  1,253,250          80
    85,000    Chicago Bridge & Iron Company NV                                                   2,040,000         131
    23,333  * ChoicePoint, Inc.                                                                    831,588          53
    25,000  * DST Systems, Inc.                                                                    736,750          47
    29,600    Expeditors International of Washington, Inc.                                         827,024          53
    30,000    FedEx Corporation                                                                  1,502,100          96
    30,000  * Jacobs Engineering Group, Inc.                                                       926,400          59
    37,000  * L-3 Communications Holdings, Inc.                                                  1,949,900         125
    35,000    Manpower, Inc.                                                                     1,026,900          66
    70,000    Masco Corporation                                                                  1,368,500          88
    75,000  * Mobile Mini, Inc.                                                                    971,250          62
    10,000    Northrop Grumman Corporation                                                       1,240,400          79
    50,000  * Pacer International, Inc.                                                            567,500          36
    52,500    Regis Corporation                                                                  1,485,225          95
    85,000  * Shaw Group, Inc.                                                                   1,207,000          77
    47,000    Textron, Inc.                                                                      1,602,700         103
    55,000  * Waste Connections, Inc.                                                            1,913,450         122
----------------------------------------------------------------------------------------------------------------------
                                                                                                23,914,427       1,530
----------------------------------------------------------------------------------------------------------------------
              Information Technology--10.5%
    95,000  * Amkor Technology, Inc.                                                               226,100          14
    35,100  * Amphenol Corporation - Class "A"                                                   1,088,100          70
    19,700  * Avnet, Inc.                                                                          212,563          14
    38,400  * Celestica, Inc.                                                                      503,040          32
    70,000  * Cirrus Logic, Inc.                                                                   178,500          11
    46,000  * Cypress Semiconductor Corporation                                                    301,760          19
   120,000  * DoubleClick, Inc.                                                                    616,800          39
   115,000  * Intergraph Corporation                                                             1,965,350         126
    27,900  * International Rectifier Corporation                                                  435,798          28
    75,000  * Intersil Corporation                                                                 972,000          62
----------------------------------------------------------------------------------------------------------------------

Portfolio of Investments (continued)
FIRST INVESTORS MID-CAP OPPORTUNITY FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Information Technology (continued)
   100,000  * KPMG Consulting, Inc.                                                               $646,000         $41
    46,100  * Lattice Semiconductor Corporation                                                    286,742          18
    35,000  * Logitech International SA (ADR)                                                      950,600          61
    90,000  * Manhattan Associates, Inc.                                                         1,216,800          78
    41,300  * Novellus Systems, Inc.                                                               859,453          55
    50,000  * Rudolph Technologies, Inc.                                                           514,500          33
    25,000  * Semtech Corporation                                                                  242,500          16
    75,600  * SunGard Data Systems, Inc.                                                         1,470,420          94
    30,000  * Tech Data Corporation                                                                792,000          51
    70,000  * Thermo Electron Corporation                                                        1,129,100          72
    70,000  * Vishay Intertechnology, Inc.                                                         616,000          39
    50,000  * Waters Corporation                                                                 1,212,500          78
----------------------------------------------------------------------------------------------------------------------
                                                                                                16,436,626       1,051
----------------------------------------------------------------------------------------------------------------------
              Materials--3.5%
   155,000  * Freeport-McMoRan Copper & Gold, Inc. - Class "B"                                   2,086,300         133
   125,000    Lyondell Chemical Company                                                          1,492,500          95
    17,000    Praxair, Inc.                                                                        868,870          56
    90,000    Sappi, Ltd. (ADR)                                                                  1,030,500          66
----------------------------------------------------------------------------------------------------------------------
                                                                                                 5,478,170         350
----------------------------------------------------------------------------------------------------------------------
              Other--.2%
     4,000    iShares S&P Midcap 400 Index                                                         324,800          21
----------------------------------------------------------------------------------------------------------------------
              Real Estate Investment Trust--.6%
    30,000    Public Storage, Inc.                                                                 957,000          61
----------------------------------------------------------------------------------------------------------------------
              Telecommunications Services--.4%
    11,000    Telephone & Data Systems, Inc.                                                       554,950          35
----------------------------------------------------------------------------------------------------------------------
              Utilities--3.1%
    45,000    AGL Resources, Inc.                                                                  994,050          64
   100,000  * Calpine Corporation                                                                  247,000          16
    26,300    Equitable Resources, Inc.                                                            908,665          58
    25,400    NSTAR                                                                              1,004,569          64
    35,000    SCANA Corporation                                                                    910,700          58
    35,000    Wisconsin Energy Corporation                                                         850,500          54
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,915,484         314
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $165,961,549)                                               146,381,686       9,363
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--7.6%
    $4,500M   American General Corp., 1.74%, 10/4/02                                            $4,499,348        $288
     1,200M   Kraft Foods, Inc., 1.93%, 10/1/02                                                  1,200,000          77
     3,300M   Wal-Mart Stores, Inc., 1.72%, 10/1/02                                              3,300,000         211
     2,800M   Wal-Mart Stores, Inc., 1.73%, 10/16/02                                             2,797,981         179
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $11,797,329)                                    11,797,329         755
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $177,758,878)                                       101.2%    158,179,015      10,118
Excess of Liabilities Over Other Assets                                               (1.2)     (1,844,573)       (118)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $156,334,442     $10,000
======================================================================================================================

* Non-income producing


See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS SPECIAL SITUATIONS FUND

Dear Investor:

This is the annual report for the First Investors Special Situations Fund for the fiscal year ended September 30, 2002. During the period, the Fund's return on a net asset value basis was -16.5% for Class A shares and -17.1% for Class B shares, compared to a return of -17.1% for the Lipper Small-Cap Growth Equity fund group.

The primary factors driving the Fund's performance were the sluggish economy, the overall decline of the stock market and the generally disappointing performance of the small-cap growth stock sector. The general decline in the stock market over the past 12 months was difficult for most sectors of the equity market, and it is small consolation that the slide was not quite as steep for the small-capitalization marketplace. Small-cap stocks weathered the storm fairly well through the first six months of the period. However, deteriorating fundamentals harmed their performance during the latter half of the reporting period.

The small-cap marketplace was hurt by many of the same problems that the broad equity market faced -- geopolitical concerns, sluggish economic recovery and disappointing earnings. However, the concerns about corporate scandals and questionable accounting practices that punished large-cap stocks did not impact small caps quite as severely, since their business models and accounting systems are less complex. In addition, small-cap stocks generally had more attractive valuations and better growth rates than larger-cap stocks.

Amid this challenging environment, the Fund adopted several approaches designed to help performance and limit the downside. Toward the end of the fourth quarter of 2001, the Fund was positioned essentially sector-neutral as compared to its benchmark. With the start of 2002, the Fund shifted to overweight positions in the industrial and consumer cyclical sectors, and underweight positions in the technology and health care sectors. These moves helped the Fund relative to its peers, as industrial and consumer cyclical stocks held up fairly well, while stocks in the technology and health care sectors tumbled through the first half of 2002. Starting in the summer, the Fund increased its holdings in the health care sector to an overweight position, and boosted its holdings in the financials sector while reducing holdings in the consumer discretionary sector. Some of these investments were helpful, others were not, as the market experienced disappointing performance in the second and third quarters of 2002.

Investments in a number of sectors helped the Fund's performance over the reporting period. Consumer stocks posted good results, as holdings in Chico's FAS, a women's apparel retailer, and Jarden, a maker of consumer food storage products, helped the Fund. Education sector stocks, such as Educational Management Corp. and Career Education Corp., had positive returns as individuals sought out continuing education during the difficult economic environment. Other areas that helped the Fund were the financial sector, where smaller, regional companies posted solid returns, as well as the materials sector.

Two of the sectors that detracted from the Fund's performance were the consumer staples sector and the health care sector, where firms like Province Healthcare, an operator of rural hospitals, were hurt by slow sales growth. Many of the Fund's holdings in the technology sector also posted disappointing results. Holdings in tech firms like Websense and Freemarkets were hurt by slow growth and competitive pressures. Despite the poor performance of the sector, certain tech holdings, such as Network Associates and PRI Automation, performed quite well for the Fund. However, on an overall basis, the Fund benefited from being underweighted in the technology sector as compared to its peers.

Going forward, the Fund will continue to seek out high-quality smaller companies that have strong, active management teams, solid financial fundamentals, profitable product niches and above-average growth potential.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ ALLEN KLEE

Allen Klee
Portfolio Manager

October 31, 2002



Cumulative Performance Information
FIRST INVESTORS SPECIAL SITUATIONS FUND

Comparison of change in value of $10,000 investment in the First
Investors Special Situations Fund (Class A shares) and the Russell 2000
Index.

SPECIAL SITUATIONS FUND CLASS A GRAPH PLOTS
As of September 30, 2002
                            SPECIAL SITUATIONS FUND           RUSSELL 2000
DEC-92                                      $ 9,425                $10,000
DEC-93                                       11,361                 11,700
DEC-94                                       10,946                 11,328
DEC-95                                       13,564                 14,297
DEC-96                                       15,132                 16,663
DEC-97                                       17,575                 20,368
SEP-98                                       14,128                 17,098
SEP-99                                       18,542                 20,372
SEP-00                                       26,528                 25,183
SEP-01                                       15,157                 19,870
SEP-02                                       12,658                 18,026

(INSET BOX IN CHART READS:)

                   Average Annual Total Returns*
Class A Shares   N.A.V. Only    S.E.C. Standardized
One Year           (16.49%)          (21.27%)
Five Years          (7.90%)           (8.98%)
Ten Years            4.76%             4.15%
Class B Shares
One Year           (17.09%)          (20.40%)
Five Years          (8.54%)           (8.91%)
Since Inception
(1/12/95)            1.22%             1.22%

The graph compares a $10,000 investment in the First Investors Special Situations Fund (Class A shares) beginning 12/31/92 with a theoretical investment in the Russell 2000 Index. The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Russell 2000 Index is an unmanaged index generally considered as the premier of small capitalization stocks. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in the sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/02) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02 and 7/1/93, the maximum sales charges were 6.25% and 6.9%, respectively). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (21.52%), (9.31%) and 3.76%, respectively. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (20.65%), (9.28%) and 0.88%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Russell 2000 Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS SPECIAL SITUATIONS FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--93.6%
              Consumer Discretionary--18.1%
    39,400  * Advance Auto Parts, Inc.                                                          $2,077,956        $134
    48,200  * Aeropostale, Inc.                                                                    742,280          48
    34,400  * Ameristar Casinos, Inc.                                                              652,224          42
    96,400  * Chico's FAS, Inc.                                                                  1,535,652          99
    39,100    Claire's Stores, Inc.                                                                852,380          55
    46,987    Fred's, Inc. - Class "A"                                                           1,402,938          90
   127,200    Friedman's, Inc.                                                                     989,616          64
    85,500  * Gaiam, Inc.                                                                          980,685          63
    70,050  * J. Jill Group, Inc.                                                                1,220,271          78
    60,900    Landry's Restaurants, Inc.                                                         1,375,731          89
    50,900  * Michaels Stores, Inc.                                                              2,326,130         150
   107,500  * Movie Gallery, Inc.                                                                1,613,575         104
     5,759  * NVR, Inc.                                                                          1,726,721         111
    69,700  * Party City Corporation                                                               958,375          62
   224,900  * Regent Communications, Inc.                                                        1,142,492          73
    79,000  * Salem Communications Corporation - Class "A"                                       1,771,180         114
   170,700  * Total Entertainment Restaurant Corporation                                         1,391,205          90
    54,000  * Tractor Supply Company                                                             1,716,120         110
    92,400  * Tuesday Morning Corporation                                                        1,682,604         108
    68,500  * United Auto Group, Inc.                                                              959,685          62
    25,000    Winnebago Industries, Inc.                                                           988,250          64
----------------------------------------------------------------------------------------------------------------------
                                                                                                28,106,070       1,810
----------------------------------------------------------------------------------------------------------------------
              Consumer Staples--4.7%
    49,500  * American Italian Pasta Company                                                     1,766,655         114
    44,700  * Chattem, Inc.                                                                      1,825,101         117
    92,300  * Chiquita Brands International, Inc.                                                1,426,035          92
    49,200  * Performance Food Group Company                                                     1,670,832         108
    59,100  * Wild Oats Markets, Inc.                                                              536,628          35
----------------------------------------------------------------------------------------------------------------------
                                                                                                 7,225,251         466
----------------------------------------------------------------------------------------------------------------------
              Energy--4.1%
    27,100  * National-Oilwell, Inc.                                                               525,198          34
    24,700    Noble Energy, Inc.                                                                   839,059          54
   120,800    Ocean Energy, Inc.                                                                 2,409,960         155
    16,700  * Patterson-UTI Energy, Inc.                                                           426,017          27
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS SPECIAL SITUATIONS FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Energy (continued)
    11,000  * TETRA Technologies, Inc.                                                            $221,650         $14
    15,800    Tidewater, Inc.                                                                      426,442          28
    73,600    XTO Energy, Inc.                                                                   1,516,896          98
----------------------------------------------------------------------------------------------------------------------
                                                                                                 6,365,222         410
----------------------------------------------------------------------------------------------------------------------
              Financials--9.9%
    32,300    Allegiant Bancorp, Inc.                                                              524,875          34
    54,000    American Capital Strategies, Ltd.                                                  1,017,360          66
   115,600    Apex Mortgage Capital, Inc.                                                        1,293,564          83
   165,100    BankAtlantic Bancorp, Inc. - Class "A"                                             1,482,598          96
    33,800    Brown & Brown, Inc.                                                                1,014,000          65
    60,450    Doral Financial Corporation                                                        1,459,263          94
    16,700    F.N.B. Corporation                                                                   467,934          30
    75,200    HCC Insurance Holdings, Inc.                                                       1,805,552         116
    17,000    Hudson United Bancorp                                                                452,200          29
   105,000    Odyssey Re Holdings Corporation                                                    1,744,050         112
    13,100    Sandy Spring Bancorp, Inc.                                                           403,480          26
    49,700    Sky Financial Group, Inc.                                                            989,527          64
    14,700  * Southwest Bancorporation of Texas, Inc.                                              535,227          34
    33,700    Umpqua Holdings Corporation                                                          553,691          36
    52,700    W Holding Company, Inc.                                                              859,010          55
    20,000    Westamerica Bancorporation                                                           805,600          52
----------------------------------------------------------------------------------------------------------------------
                                                                                                15,407,931         992
----------------------------------------------------------------------------------------------------------------------
              Health Care--23.0%
   104,500  * American Healthways, Inc.                                                          1,689,765         109
    76,600  * AmSurg Corporation                                                                 2,311,022         149
   129,400  * Axcan Pharma, Inc.                                                                 1,240,946          80
    81,700  * Bio-Reference Laboratories, Inc.                                                     531,050          34
    71,800  * Charles River Laboratories International, Inc.                                     2,818,150         181
    17,800    Cooper Companies, Inc.                                                               934,500          60
    53,500    Diagnostic Products Corporation                                                    2,461,000         158
    43,500  * DIANON Systems, Inc.                                                               2,057,985         133
    39,100  * Enzon, Inc.                                                                          752,284          48
    90,900  * Eon Labs, Inc.                                                                     1,961,622         126
    39,000  * Exact Sciences Corporation                                                           521,430          34
    60,900  * Genencor International, Inc.                                                         579,159          37
    96,300  * Immucor, Inc.                                                                      1,564,875         101
    63,000  * KV Pharmaceutical Company - Class "A"                                              1,190,700          77
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Health Care (continued)
   197,700  * Lifecore Biomedical, Inc.                                                         $1,225,740         $79
    64,900  * LifePoint, Inc.                                                                      116,820           8
    52,400  * Odyssey Healthcare, Inc.                                                           1,569,380         101
   112,550  * Province Healthcare Company                                                        1,930,233         124
    66,100  * Radiologix, Inc.                                                                     423,040          27
    24,300  * Regeneron Pharmaceuticals, Inc.                                                      328,050          21
   108,300  * Steris Corporation                                                                 2,697,753         174
    35,200  * Transkaryotic Therapies, Inc.                                                      1,148,154          74
   122,900  * US Oncology, Inc.                                                                    996,719          64
   139,100  * VCA Antech, Inc.                                                                   1,716,494         111
    44,100  * Wilson Greatbatch Technologies, Inc.                                               1,225,980          79
    59,200  * ZOLL Medical Corporation                                                           1,799,680         116
----------------------------------------------------------------------------------------------------------------------
                                                                                                35,792,531       2,305
----------------------------------------------------------------------------------------------------------------------
              Industrials--15.4%
    66,900  * Arbitron, Inc.                                                                     2,281,290         147
    56,400  * Career Education Corporation                                                       2,707,651         174
    82,000  * Clean Harbors, Inc.                                                                  760,960          49
     2,600  * DRS Technologies, Inc.                                                                96,772           6
    44,700  * Education Management Corporation                                                   1,978,869         128
    32,700  * EMCOR Group, Inc.                                                                  1,625,190         105
    59,300  * FTI Consulting, Inc.                                                               2,357,768         152
    99,150  * Genesee & Wyoming, Inc. - Class "A"                                                2,206,088         142
   171,800  * Moore Corporation, Ltd.                                                            1,683,640         108
    31,500  * MTC Technologies, Inc.                                                               681,975          44
    41,700    Oshkosh Truck Corporation                                                          2,351,880         151
    84,300    Pall Corporation                                                                   1,331,097          86
    46,900  * Swift Transportation Company, Inc.                                                   731,640          47
    51,500  * Waste Connections, Inc.                                                            1,791,685         115
    44,600    Werner Enterprises, Inc.                                                             819,748          53
    27,000    World Fuel Services Corporation                                                      521,100          34
----------------------------------------------------------------------------------------------------------------------
                                                                                                23,927,353       1,541
----------------------------------------------------------------------------------------------------------------------
              Information Technology--14.1%
    48,700  * Adaptec, Inc.                                                                        214,767          14
    26,700  * Advanced Fibre Communications, Inc.                                                  354,309          23
    12,600  * ATMI, Inc.                                                                           177,660          11
    83,900  * Axcelis Technologies, Inc.                                                           409,432          26
    60,600  * Benchmark Electronics, Inc.                                                        1,275,630          82
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS SPECIAL SITUATIONS FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Information Technology (continued)
    47,300  * Credence Systems Corporation                                                        $409,618         $26
    16,800  * Cymer, Inc.                                                                          313,152          20
    71,900  * Excel Technology, Inc.                                                             1,352,439          87
    66,100  * Fairchild Semiconductor Corporation - Class "A"                                      625,967          40
    40,200  * FLIR Systems, Inc.                                                                 1,406,598          91
    83,000  * FreeMarkets, Inc.                                                                    411,680          27
   150,000  * Intergraph Corporation                                                             2,563,500         165
   260,900  * Interland, Inc.                                                                      534,845          34
    83,800  * Itron, Inc.                                                                        1,541,082          99
    35,200  * Manhattan Associates, Inc.                                                           475,904          31
     1,800  * ManTech International Corporation - Class "A"                                         42,230           3
   227,400  * MPS Group, Inc.                                                                    1,318,920          85
    32,300  * NetIQ Corporation                                                                    468,350          30
    59,700  * ProQuest Company                                                                   1,811,895         117
    29,000  * Rudolph Technologies, Inc.                                                           298,410          19
   118,500  * Selectica, Inc.                                                                      424,230          27
    36,600  * Storage Technology Corporation                                                       384,666          25
    51,700  * Take-Two Interactive Software, Inc.                                                1,499,300          97
    47,350  * THQ, Inc.                                                                            984,880          64
   147,700  * Titan Corporation                                                                  1,417,920          91
     5,600  * Varian Semiconductor Equipment Associates, Inc.                                       92,064           6
    88,100  * Websense, Inc.                                                                     1,022,840          66
----------------------------------------------------------------------------------------------------------------------
                                                                                                21,832,288       1,406
----------------------------------------------------------------------------------------------------------------------
              Materials--2.3%
    82,200    Commonwealth Industries, Inc.                                                        431,550          28
   116,600  * Jarden Corporation                                                                 3,165,690         204
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,597,240         232
----------------------------------------------------------------------------------------------------------------------
              Telecommunications Services--1.0%
    43,700  * Commonwealth Telephone Enterprises, Inc.                                           1,519,449          98
----------------------------------------------------------------------------------------------------------------------
              Utilities--1.0%
    44,500    Equitable Resources, Inc.                                                          1,537,475          99
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $147,000,401)                                               145,310,810       9,359
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--4.2%
    $2,900M   American General Corp., 1.74%, 10/4/02                                            $2,899,579        $187
     2,600M   General Electric Capital Corp., 1.74%, 10/3/02                                     2,599,749         168
     1,000M   Prudential Funding Corp., 1.73%, 10/2/02                                             999,952          64
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $6,499,280)                                      6,499,280         419
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $153,499,681)                                        97.8%    151,810,090       9,778
Other Assets, Less Liabilities                                                         2.2       3,449,087         222
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $155,259,177     $10,000
======================================================================================================================

* Non-income producing


See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS FOCUSED EQUITY FUND

Dear Investor:

This is the annual report for the First Investors Focused Equity Fund for the fiscal year ended September 30, 2002. During the period, the Fund's return on a net asset value basis was -25.8% for Class A shares and -26.3% for Class B shares, compared to a return of -20.4% for the Lipper Large-Cap Core Equity fund group.

Continued concerns about global terrorism, constant turmoil in the Middle East, economic chaos in parts of South America, a weakening dollar, revelations of corporate malfeasance and accounting fraud by a number of large corporations led to a continued downward spiral in stocks.

The Fund's concentrated holdings and large-cap bias had a negative impact on performance. During the course of the year, the Fund held between 30 and 35 stocks. As with any concentrated fund, the performance of one company can have a huge impact on the performance of the aggregate portfolio. In particular, the Fund was hurt by holdings in Tyco and Adelphia, where evidence of corporate self-dealing, and in the case of Adelphia, accounting fraud, caused the share prices to plunge. These stocks contributed to the widespread suspicion and mistrust that has plagued the market since the Enron scandal began. In essence, corporations are guilty until proven innocent. This was most evident among large multinational companies with complex business models. Any company with a lack of transparency in its financial statements was punished. As a result of this pervasive attitude, the Fund's large-cap bias proved to be detrimental. While there were positives in the Fund and the market, they were clearly outweighed by the negatives.

Currently, the Fund is balanced from a sector viewpoint and we have added a bit more diversification by increasing the number of stocks to over 40. Despite the increase in the number of holdings, the Fund remains aggressive in its investment approach and requires that investors take a long-term investment view. For investors with an extended time horizon and the willingness to tolerate volatility in the Fund's net asset value, the Focused Equity Fund should offer attractive returns relative to other mutual funds over the long term.

Looking forward, we believe the key to a gradual U.S. economic recovery will be the stability of the consumer. While low interest rates have stimulated credit-sensitive areas such as residential real estate and automobiles, longer-term consumer spending ultimately depends on employment levels and income growth. With the outlook for these two factors muted in the near term and the consumer likely to focus on paying down existing debt, spending may soften in coming months. Nevertheless, this does not imply that the U.S. economy is without strong points. The financial system is healthy, low interest rates and stabilizing unemployment should sustain consumer spending, and significant costs and excesses have been wrung from the system, making profit growth possible on moderate sales gains. Thus, with stock valuations at the low end of most historical ranges, dividend yields above cash returns and expectations low, we believe the markets are gradually setting the stage for better future returns.

As always, we appreciate the opportunity to serve your investment needs. Thank you for placing your trust in First Investors.

Sincerely,

/S/ MATTHEW E. MEGARGEL

Matthew E. Megargel
Portfolio Manager*
October 31, 2002

* Mr. Megargel became the Fund's Portfolio Manager on August 21, 2002.



Cumulative Performance Information
FIRST INVESTORS FOCUSED EQUITY FUND

Comparison of change in value of $10,000 investment in the First
Investors Focused Equity Fund (Class A shares) and the Standard & Poor's 500 Index.

FOCUSED EQUITY FUND CLASS A GRAPH PLOTS
AS OF SEPTEMBER 30, 2002
                                FOCUSED EQUITY FUND    S&P 500
MAR-99                                 $ 9,425         $10,000
SEP-99                                  10,254           9,957
SEP-00                                   9,783          11,279
SEP-01                                   7,276           8,277
SEP-02                                   5,401           6,581

(INSET BOX IN CHART READS:)

                                 Average Annual Total Returns*
Class A Shares               N.A.V. Only       S.E.C. Standardized
  One Year                    (25.78%)              (30.04%)
  Since Inception (3/22/99)   (14.59%)              (16.01%)
Class B Shares
  One Year                    (26.25%)              (29.20%)
  Since Inception (3/22/99)   (15.19%)              (15.92%)

The graph compares a $10,000 investment in the First Investors Focused Equity Fund (Class A shares) beginning 3/22/99 (inception date) with a theoretical investment in the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures are for the periods ended
  9/30/02. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02 the maximum sales charge was 6.25%). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During certain of the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return Since Inception would have been (16.02%). The Class B "S.E.C. Standardized" Average Annual Total Return Since Inception would have been (15.93%). Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 500 Index figures are from Standard & Poor's and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS FOCUSED EQUITY FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                              Value   Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--98.8%
              Banks--6.2%
    20,600    Bank of America Corporation                                                       $1,314,280        $280
    23,200    Bank One Corporation                                                                 867,680         185
    22,500    Wachovia Corporation                                                                 735,525         157
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,917,485         622
----------------------------------------------------------------------------------------------------------------------
              Capital Goods--7.4%
    18,700    Boeing Company                                                                       638,231         136
    83,700    General Electric Company                                                           2,063,205         439
    38,500    Masco Corporation                                                                    752,675         160
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,454,111         735
----------------------------------------------------------------------------------------------------------------------
              Commercial Services & Supplies--2.9%
    94,200  * Accenture, Ltd. - Class "A"                                                        1,345,176         286
----------------------------------------------------------------------------------------------------------------------
              Consumer Durables & Apparel--2.2%
    23,900    NIKE, Inc.                                                                         1,032,002         220
----------------------------------------------------------------------------------------------------------------------
              Diversified Financials--9.0%
    57,100    Citigroup, Inc.                                                                    1,693,015         360
    18,400    Goldman Sachs Group, Inc.                                                          1,214,952         259
    13,300    Household International, Inc.                                                        376,523          80
    28,800    Merrill Lynch & Company, Inc.                                                        948,960         202
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,233,450         901
----------------------------------------------------------------------------------------------------------------------
              Energy--5.3%
    13,300    ChevronTexaco Corporation                                                            921,025         196
   121,600    Halliburton Company                                                                1,569,856         334
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,490,881         530
----------------------------------------------------------------------------------------------------------------------
              Food & Drug Retailing--1.4%
    30,500  * Safeway, Inc.                                                                        680,150         145
----------------------------------------------------------------------------------------------------------------------
              Food/Beverage/Tobacco--4.3%
    25,600    General Mills, Inc.                                                                1,137,152         242
    23,500    PepsiCo, Inc.                                                                        868,325         185
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,005,477         427
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS FOCUSED EQUITY FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                              Value   Net Assets
----------------------------------------------------------------------------------------------------------------------
              Health Care Equipment & Services--.9%
    13,800    Baxter International, Inc.                                                          $421,590         $90
----------------------------------------------------------------------------------------------------------------------
              Hotels/Restaurants/Leisure--1.2%
    31,000    McDonald's Corporation                                                               547,460         117
----------------------------------------------------------------------------------------------------------------------
              Household & Personal Products--1.9%
     9,900    Procter & Gamble Company                                                             884,862         188
----------------------------------------------------------------------------------------------------------------------
              Insurance--5.7%
    36,120    American International Group, Inc.                                                 1,975,764         420
    17,400    Marsh & McLennan Companies, Inc.                                                     724,536         154
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,700,300         574
----------------------------------------------------------------------------------------------------------------------
              Materials--2.8%
    39,900    Alcoa, Inc.                                                                          770,070         164
     9,100    International Business Machines Corporation                                          531,349         113
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,301,419         277
----------------------------------------------------------------------------------------------------------------------
              Media--6.9%
   147,800  * AOL Time Warner, Inc.                                                              1,729,260         367
    26,900    Omnicom Group, Inc.                                                                1,497,792         319
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,227,052         686
----------------------------------------------------------------------------------------------------------------------
              Pharmaceuticals & Biotechnology--20.0%
    48,500    Abbott Laboratories                                                                1,959,400         417
    23,900  * Amgen, Inc.                                                                          996,630         212
    78,400  * Genzyme Corporation                                                                1,615,824         344
    93,900    Pfizer, Inc.                                                                       2,724,978         580
    47,700    Schering-Plough Corporation                                                        1,016,964         216
    33,600    Wyeth                                                                              1,068,480         227
----------------------------------------------------------------------------------------------------------------------
                                                                                                 9,382,276       1,996
----------------------------------------------------------------------------------------------------------------------
              Retailing--3.5%
    44,400    Home Depot, Inc.                                                                   1,158,840         247
    10,300    Wal-Mart Stores, Inc.                                                                507,172         108
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,666,012         355
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
 Shares or                                                                                                    For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                              Value   Net Assets
----------------------------------------------------------------------------------------------------------------------
              Software & Services--6.0%
    45,500  * Microsoft Corporation                                                             $1,987,895        $423
   108,800  * Oracle Corporation                                                                   855,168         182
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,843,063         605
----------------------------------------------------------------------------------------------------------------------
              Technology Hardware & Equipment--7.3%
    78,493    Hewlett-Packard Company                                                              916,013         195
    87,900    Intel Corporation                                                                  1,220,931         259
    28,500    International Paper Company                                                          951,615         203
    24,400    Texas Instruments, Inc.                                                              360,388          77
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,448,947         734
----------------------------------------------------------------------------------------------------------------------
              Telecommunication Services--1.1%
    25,900    SBC Communications, Inc.                                                             520,590         111
----------------------------------------------------------------------------------------------------------------------
              Transportation--2.3%
    21,600    FedEx Corporation                                                                  1,081,512         230
----------------------------------------------------------------------------------------------------------------------
              Utilities--.5%
     5,400    Exelon Corporation                                                                   256,500          55
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $62,861,669)                                                 46,440,315       9,884
----------------------------------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENT--1.1%
      $500M   Paribas Corp., 1.88%, 10/01/02 (collateralized
              by U.S. Treasury Bonds, 7.5%, due 11/15/24,
              valued at $512,137) (cost $500,000)                                                  500,000        $106
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $63,361,669)                                         99.9%     46,940,315       9,990
Other Assets, Less Liabilities                                                          .1          47,781          10
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $46,988,096     $10,000
======================================================================================================================

* Non-income producing

See notes to financial statements




Portfolio Manager's Letter
FIRST INVESTORS GLOBAL FUND, INC.

Dear Investor:

This is the annual report for the First Investors Global Fund, Inc. for the fiscal year ended September 30, 2002. During the period, the Fund's return on a net asset value basis was -18.6% for Class A shares and -19.2% for Class B shares, compared to a return of -16.1% for the Lipper Global fund group and -17.8% for the Morgan Stanley Capital International ("MSCI") All Country World Free Index.

Global equity markets have proven to be quite challenging again during this review period. In addition to feeling the lingering effects of the late 1990s economic bubble, the ongoing war on terror, and unrest in the Middle East, investors have witnessed a steady onslaught of allegations of corporate fraud and malfeasance starting with Enron last year and continuing with Tyco and a host of other companies this year. Given this market environment, it is not surprising that the majority of the Fund's largest negative contributors to return were U.S. stocks.

For the twelve months ended September 30, 2002, 21 of the 24 developed countries in the MSCI World Index registered negative returns, as did all ten major industry composites. In short, positive returns were all but impossible to come by for a globally diversified equity mutual fund. With that in mind, we offer the following examples to help explain differences in the Fund's performance relative to similar funds and the MSCI Index:

* Individual security selection detracted from performance, dominated by a handful of large multinational companies.

* Country and regional weightings, particularly the overweight position in Japan, were helpful to performance.

* Stock selection in the materials sector, as well as the overweight position in materials and underweight position in telecommunications services, were beneficial to performance.

* Stock selection in the telecommunications and industrials sectors, and the underweight position in consumer staples and energy sectors, detracted from performance.

* Stock selection and the overweight position in the health care sector had a negative impact, but were offset by favorable stock selection and the underweight position in the technology sector.

Through the second quarter of 2002, the Fund was positioned somewhat defensively when it seemed that investors had priced excessively optimistic expectations into the market. We have since taken advantage of recent market weakness to modestly increase the economic and market exposure of the portfolio through additions in the technology, equity market-sensitive financials, and materials sectors. From a geographic perspective, we added to the U.S. position at the expense of Japan late in June after dramatic underperformance by the U.S., and continue to favor Continental Europe, with 4% of the Fund allocated to emerging markets.

Throughout the review period, the geographic allocation of the Fund was stable. As of September 30, 2002, the Fund was broadly diversified across 25 countries with the bulk of the exposure in the U.S. (44%), Europe (34%), and Japan (8%). The U.S. remained an underweight position in the portfolio. Our European exposure was consistently diversified across 12 countries. The Fund also remained overweight as compared to the index in Europe. Japan showed relative strength and the Fund moved back to a neutral weighting after being overweight much of the year.

The global economy, led by the U.S. and Asia (excluding Japan), appears to be recovering, albeit unspectacularly, from the recent, synchronized global slowdown. Global equity markets, on the other hand, continue to deflate in the aftermath of the late-1990s bubble. The most recent downturn in the markets has resulted in valuations becoming more attractive than they have been in some time. We are cautiously optimistic that these increasingly attractive valuations, combined with the continuing positive economic news, will eventually turn the equity markets around. Significant risks remain that could prolong the current malaise in the markets, including additional corporate fraud revelations, violence in the Middle East, the war on terrorism, and mutual fund flows out of equities. However, going forward, we believe that the gradually improving economy will drive some improvement in equity market returns. Better regulation, corporate deleveraging and a reduction in global excess capacity should strengthen the global economy in the long term, but will weigh on corporate activity in the short term.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ TROND SKRAMSTAD

Trond Skramstad
Portfolio Manager

October 31, 2002



Cumulative Performance Information
FIRST INVESTORS GLOBAL FUND, INC.

Comparison of change in value of $10,000 investment in the First
Investors Global Fund, Inc. (Class A shares) and the Morgan Stanley Capital International ("MSCI") All Country World Free Index.

GLOBAL FUND CLASS A GRAPH PLOTS
As of September 30, 2002

                                                            MORGAN STANLEY
                                    FIRST INVESTORS            ALL COUNTRY
                                        GLOBAL FUND       WORLD INDEX FREE
DEC-92                                      $ 9,425                $10,000
DEC-93                                       11,594                 12,488
DEC-94                                       11,156                 13,116
DEC-95                                       13,144                 15,668
DEC-96                                       15,041                 17,730
DEC-97                                       16,242                 20,389
SEP-98                                       16,039                 20,529
SEP-99                                       20,791                 26,873
SEP-00                                       23,229                 29,025
SEP-01                                       16,523                 20,857
SEP-02                                       13,415                 17,164

(INSET BOX IN CHART READS:)

                                        Average Annual Total Returns*
Class A Shares                       N.A.V. Only    S.E.C. Standardized
One Year                              (18.62%)           (23.33%)
Five Years                             (5.02%)            (6.12%)
Ten Years                               3.52%              2.90%
Class B Shares
One Year                              (19.19%)           (22.42%)
Five Years                             (5.69%)            (6.07%)
Since Inception
(1/12/95)                               1.89%              1.89%

The graph compares a $10,000 investment in the First Investors Global Fund, Inc. (Class A shares) beginning 12/31/92 with a theoretical investment in the MSCI All Country World Free Index. The MSCI All Country World Free Index represents both the developed and the emerging markets. The Index includes 49 markets of which emerging markets represent approximately 3.85%. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/02) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02 and 7/1/93, the maximum sales charges were 6.25% and 6.9%, respectively). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. MSCI All Country World Free Index figures are from Morgan Stanley & Co., Inc. and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS GLOBAL FUND, INC.
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                              Value   Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--92.3%
              United States--43.6%
    10,600    3M Company                                                                        $1,165,682         $62
    52,200    Abbott Laboratories                                                                2,108,880         113
    24,500  * Agilent Technologies, Inc.                                                           319,970          17
    49,000    Alcoa, Inc.                                                                          945,700          50
    51,853    American International Group, Inc.                                                 2,836,359         151
   107,900  * AOL Time Warner, Inc.                                                              1,262,430          67
    18,800    Arthur J. Gallagher & Company                                                        463,420          25
     8,000    Automatic Data Processing, Inc.                                                      278,160          15
    22,500    Bank of America Corporation                                                        1,435,500          77
    57,800    Bank One Corporation                                                               2,161,720         115
    33,200    Becton, Dickinson & Company                                                          942,880          50
    32,100    Boeing Company                                                                     1,095,573          58
    14,900    Bowater, Inc.                                                                        525,970          28
    27,000  * Brinker International, Inc.                                                          699,300          37
    34,700  * Cadence Design Systems, Inc.                                                         352,899          19
    20,500    ChevronTexaco Corporation                                                          1,419,625          76
    26,700    Cinergy Corporation                                                                  839,181          45
   104,500  * Cisco Systems, Inc.                                                                1,095,160          58
    83,949    Citigroup, Inc.                                                                    2,489,088         133
    46,400  * Comcast Corporation - Special Class "A"                                              967,904          52
    23,600    CVS Corporation                                                                      598,260          32
    25,300    Dillard's, Inc. - Class "A"                                                          510,554          27
    62,000    Dow Chemical Company                                                               1,693,220          90
    23,500    Eli Lilly & Company                                                                1,300,490          69
    30,500    EOG Resources, Inc.                                                                1,096,780          59
    27,500    Exelon Corporation                                                                 1,306,250          70
    86,800    Exxon Mobil Corporation                                                            2,768,920         148
    23,600    FedEx Corporation                                                                  1,181,652          63
     3,500    FPL Group, Inc.                                                                      188,300          10
    18,200    Gannett Company, Inc.                                                              1,313,676          70
   114,900    General Electric Company                                                           2,832,285         153
    24,100  * Genzyme Corporation                                                                  496,701          27
    18,800  * Gilead Sciences, Inc.                                                                630,364          34
    39,100    Gillette Company                                                                   1,157,360          62
    24,100    HCA, Inc.                                                                          1,147,401          61
   101,900    Hewlett-Packard Company                                                            1,189,173          63
    52,800    Home Depot, Inc.                                                                   1,378,080          74
    17,300    Household International, Inc.                                                        489,763          26
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS GLOBAL FUND, INC.
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                              Value   Net Assets
----------------------------------------------------------------------------------------------------------------------
              United States (continued)
    93,960    Intel Corporation                                                                 $1,305,104         $70
    22,200    International Business Machines Corporation                                        1,296,258          69
    27,100    International Paper Company                                                          904,869          48
    28,600  * International Rectifier Corporation                                                  446,732          24
     9,400    ITT Industries, Inc.                                                                 585,902          31
    17,800    KeyCorp                                                                              444,466          24
    29,500    Kimberly-Clark Corporation                                                         1,670,880          89
    18,900  * Laboratory Corporation of America Holdings                                           638,442          34
    20,600    Legg Mason, Inc.                                                                     876,736          47
     4,400    M&T Bank Corporation                                                                 346,764          19
    37,000    Marsh & McLennan Companies, Inc.                                                   1,540,680          82
    29,300    Masco Corporation                                                                    572,815          31
    46,700    McDonald's Corporation                                                               824,722          44
    42,300    Merrill Lynch & Company, Inc.                                                      1,393,785          74
    69,300  * Microsoft Corporation                                                              3,027,717         162
    13,300    Northrop Grumman Corporation                                                       1,649,732          88
    39,100    Omnicom Group, Inc.                                                                2,177,088         116
   103,900  * Oracle Corporation                                                                   816,654          44
    37,200    PepsiCo, Inc.                                                                      1,374,540          73
    69,525    Pfizer, Inc.                                                                       2,017,616         108
    54,300    Pharmacia Corporation                                                              2,111,184         113
    50,600  * Safeway, Inc.                                                                      1,128,380          60
    52,500    SBC Communications, Inc.                                                           1,055,250          56
    51,000    Schering-Plough Corporation                                                        1,087,320          58
    24,400  * SunGard Data Systems, Inc.                                                           474,580          25
    40,300    Texas Instruments, Inc.                                                              595,231          32
    24,900    UnionBanCal Corporation                                                            1,046,049          56
    41,600    Wachovia Corporation                                                               1,359,904          73
    40,900    Wal-Mart Stores, Inc.                                                              2,013,915         108
    17,000    Waste Management, Inc.                                                               396,440          21
    23,100  * Waters Corporation                                                                   560,175          30
    40,100    Wyeth                                                                              1,275,180          68
----------------------------------------------------------------------------------------------------------------------
                                                                                                81,699,740       4,363
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                              Value   Net Assets
----------------------------------------------------------------------------------------------------------------------
              United Kingdom--9.9%
   151,396    Allied Irish Banks PLC                                                            $1,810,458         $96
    86,300    AstraZeneca PLC                                                                    2,616,593         140
   374,300    BAE Systems PLC                                                                    1,130,158          60
   280,782    BP PLC                                                                             1,876,621         100
    54,969  * British Sky Broadcasting Group PLC                                                   443,027          24
    96,100    Diageo PLC                                                                         1,192,391          64
   105,300    Imperial Tobacco Group PLC                                                         1,664,228          90
   693,124    Invensys PLC                                                                         662,179          35
   104,700    Royal Bank of Scotland Group PLC                                                   1,975,815         105
   181,326  * Ryanair Holdings PLC                                                               1,006,360          54
   186,230    Scottish & Newcastle PLC                                                           1,640,046          88
 1,943,812    Vodafone Group PLC                                                                 2,491,324         133
----------------------------------------------------------------------------------------------------------------------
                                                                                                18,509,200         989
----------------------------------------------------------------------------------------------------------------------
              Japan--8.1%
    16,000    Canon, Inc.                                                                          523,082          28
       133    East Japan Railway Company                                                           620,536          33
    29,000    Eisai Company, Ltd.                                                                  669,377          36
    50,000    Fujisawa Pharmaceutical Company, Ltd.                                              1,026,778          55
    45,000    Kao Corporation                                                                      992,484          53
     8,300    Kyocera Corporation                                                                  555,651          30
    75,000    Matsushita Electric Industrial Company, Ltd.                                         778,093          42
   101,000    Nikko Cordial Corporation                                                            480,360          26
   486,000    Nippon Steel Corporation                                                             638,738          34
        89    Nippon Unipac Holding                                                                448,144          24
       554    NTT DoCoMo, Inc.                                                                     946,542          51
    32,000    Pioneer Corporation                                                                  529,653          28
    27,100    Promise Company, Ltd.                                                              1,044,020          56
    13,000    Secom Company, Ltd.                                                                  520,043          28
   110,000    Shionogi & Company, Ltd.                                                           1,187,284          62
     1,161  * SKY Perfect Communications, Inc.                                                   1,049,039          56
    12,400    Sony Corporation                                                                     520,486          28
   207,000    Sumitomo Mitsui Banking Corporation                                                1,163,036          62
    37,000    Tostem Inax Holding Corporation                                                      539,469          29
    39,400    Toyota Motor Corporation                                                           1,012,995          53
----------------------------------------------------------------------------------------------------------------------
                                                                                                15,245,810         814
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS GLOBAL FUND, INC.
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                              Value   Net Assets
----------------------------------------------------------------------------------------------------------------------
              France--5.7%
    31,900    Aventis SA                                                                        $1,670,919         $89
    83,129    AXA-Uap                                                                              815,813          44
    40,192    BNP Paribas SA                                                                     1,310,023          70
   266,308  * Orange SA                                                                          1,205,420          64
    33,200    PSA Peugeot Citroen                                                                1,227,480          66
    24,200    Societe Television Francaise 1                                                       513,973          27
    27,144    Total Fina Elf SA - Class "B"                                                      3,573,279         190
    21,054    Vivendi Environment                                                                  422,395          23
----------------------------------------------------------------------------------------------------------------------
                                                                                                10,739,302         573
----------------------------------------------------------------------------------------------------------------------
              Switzerland--4.7%
    19,790    Ciba Specialty Chemicals AG                                                        1,304,378          70
    33,200  * Converium Holding AG (ADR)                                                           713,800          38
   104,031  * Credit Suisse Group                                                                2,040,792         109
    10,840  * Nestle SA                                                                          2,369,319         126
    37,940  * Novartis AG                                                                        1,500,139          80
    17,030    Syngenta AG                                                                          929,414          50
----------------------------------------------------------------------------------------------------------------------
                                                                                                 8,857,842         473
----------------------------------------------------------------------------------------------------------------------
              Netherlands--4.4%
   183,200    Aegon NV                                                                           1,720,036          92
    75,700  * ASML Holding NV                                                                      465,345          25
    91,082    ING Groep NV                                                                       1,261,129          67
   287,128  * Koninklijke (Royal) KPN NV                                                         1,489,785          80
    35,000    Royal Dutch Petroleum Company                                                      1,413,022          75
    31,200    Schlumberger, Ltd.                                                                 1,199,952          64
    36,200    TPG NV                                                                               606,769          32
----------------------------------------------------------------------------------------------------------------------
                                                                                                 8,156,038         435
----------------------------------------------------------------------------------------------------------------------
              Germany--2.9%
    13,847    Adidas-Salomon AG                                                                    916,894          49
    25,700    BASF AG                                                                              894,056          48
     3,000    Bayerische Hypo-und Vereinsbank AG                                                    39,581           2
    65,500    Deutsche Telekom AG (ADR)                                                            541,685          29
    40,400    E.ON AG                                                                            1,904,533         101
    39,700    Metro AG                                                                             690,545          37
    10,000    SAP AG                                                                               444,735          24
----------------------------------------------------------------------------------------------------------------------
                                                                                                 5,432,029         290
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                              Value   Net Assets
----------------------------------------------------------------------------------------------------------------------
              South Korea--2.0%
    13,200    Kookmin Bank (ADR)                                                                  $467,676         $25
     5,280    Posco                                                                                458,009          24
     4,120    Samsung Electronics                                                                1,001,686          53
     9,560    SK Telecom Company, Ltd.                                                           1,845,425          99
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,772,796         201
----------------------------------------------------------------------------------------------------------------------
              Finland--1.9%
   172,326    Nokia OYJ - Class "A"                                                              2,290,667         122
    45,700    Upm-Kymmene Corporation                                                            1,255,596          67
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,546,263         189
----------------------------------------------------------------------------------------------------------------------
              Italy--1.8%
   552,400    Banca Monte dei Paschi di Siena SpA                                                1,127,360          60
   178,991    Concessioni e Costruzioni Autostrade SpA                                           1,385,102          75
    62,000    ENI SpA                                                                              850,491          45
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,362,953         180
----------------------------------------------------------------------------------------------------------------------
              Sweden--1.5%
   139,240    Gambro AB - Class "A"                                                                554,107          30
    47,120    Svenska Handelsbanken AB                                                             586,936          31
   207,329    Swedish Match AB                                                                   1,565,169          84
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,706,212         145
----------------------------------------------------------------------------------------------------------------------
              Spain--.7%
    64,900  * Industria de Diseno Textil SA                                                      1,314,884          70
----------------------------------------------------------------------------------------------------------------------
              Taiwan--.7%
   143,200  * Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)                                   909,320          48
   108,905  * United Microelectronics Corporation (ADR)                                            384,435          21
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,293,755          69
----------------------------------------------------------------------------------------------------------------------
              Belgium--.6%
    84,175    Fortis                                                                             1,172,981          62
----------------------------------------------------------------------------------------------------------------------
              Bermuda--.6%
    74,100  * Accenture, Ltd. - Class "A"                                                        1,058,148          56
----------------------------------------------------------------------------------------------------------------------
              New Zealand--.6%
   442,997    Telecom Corp of New Zealand, Ltd.                                                  1,022,207          55
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS GLOBAL FUND, INC.
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
 Shares or                                                                                                    For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                              Value   Net Assets
----------------------------------------------------------------------------------------------------------------------
              Canada--.5%
    27,300    Canadian National Railway Company                                                 $1,019,382         $54
----------------------------------------------------------------------------------------------------------------------
              Australia--.5%
   208,391    News Corporation, Ltd.                                                               995,377          53
----------------------------------------------------------------------------------------------------------------------
              Luxembourg--.5%
    90,395  * Arcelor                                                                              916,602          49
----------------------------------------------------------------------------------------------------------------------
              Singapore--.4%
   107,000    United Overseas Bank, Ltd.                                                           716,424          38
----------------------------------------------------------------------------------------------------------------------
              Malaysia--.3%
   261,000    Resorts World Berhad                                                                 618,158          33
----------------------------------------------------------------------------------------------------------------------
              Brazil--.3%
    25,878  * Companhia Vale do Rio Doce (ADR)                                                     588,725          31
----------------------------------------------------------------------------------------------------------------------
              Israel--.1%
     2,700    Teva Pharmaceutical Industries, Ltd. (ADR)                                           180,900          10
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $188,906,139)                                               172,925,728       9,232
----------------------------------------------------------------------------------------------------------------------
              PREFERRED STOCKS--.4%
              Germany--.4%
    18,400    Wella AG                                                                             814,675          43
----------------------------------------------------------------------------------------------------------------------
              Brazil--.0%
    23,000  * Vale Do Rio Doce - Class "B"                                                              --          --
----------------------------------------------------------------------------------------------------------------------
Total Value of Preferred Stocks (cost $785,395)                                                    814,675          43
----------------------------------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENT--7.6%
   $14,222M   UBS Warburg, 1.87%, 10/1/02 (collateralized by
                U.S. Treasury Bonds, 6.875%, due 5/15/06,
                value at $14,344,315) (cost $14,222,000)                                        14,222,000         759
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $203,913,534)                                       100.3%    187,962,403      10,034
Excess of Liabilities Over Other Assets                                                (.3)       (646,054)        (34)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $187,316,349     $10,000
======================================================================================================================

* Non-income producing

See notes to financial statements




Portfolio of Investments (continued)
FIRST INVESTORS GLOBAL FUND, INC.
September 30, 2002

Sector diversification of the portfolio was as follows:
-----------------------------------------------------------------------------------------------------
                                                                             Percentage
Sector                                                                     of Net Assets        Value
-----------------------------------------------------------------------------------------------------
Pharmaceuticals & Biotechnology                                                 10.6%     $19,879,725
Banks                                                                            9.6       18,032,505
Energy                                                                           7.6       14,198,689
Technology Hardware & Equipment                                                  6.9       12,937,989
Materials                                                                        6.1       11,503,418
Telecommunication Services                                                       5.7       10,597,637
Capital Goods                                                                    5.5       10,233,796
Food/Beverage/Tobacco                                                            5.2        9,805,692
Diversified Financials                                                           4.9        9,207,862
Media                                                                            4.7        8,722,514
Insurance                                                                        4.3        8,090,109
Retailing                                                                        3.2        5,907,979
Transportation                                                                   3.1        5,819,801
Software & Services                                                              2.7        5,116,585
Utilities                                                                        2.5        4,660,660
Household & Personal Products                                                    2.5        4,635,399
Health Care Equipment & Services                                                 1.7        3,282,830
Consumer Durables & Apparel                                                      1.5        2,745,127
Commercial Services & Supplies                                                   1.2        2,252,791
Automobiles & Components                                                         1.2        2,240,475
Hotels/Restaurants/Leisure                                                       1.1        2,142,180
Food & Drug Retailing                                                            0.9        1,726,640
Repurchase Agreement                                                             7.6       14,222,000
-----------------------------------------------------------------------------------------------------
Total Value of Investments                                                     100.3      187,962,403
Excess of Liabilities Over Other Assets                                          (.3)        (646,054)
-----------------------------------------------------------------------------------------------------
Net Assets                                                                     100.0%    $187,316,349
=====================================================================================================

See notes to financial statements




Statement of Assets and Liabilities
FIRST INVESTORS
September 30, 2002

-----------------------------------------------------------------------------------------------
                                          TOTAL        GROWTH &                       UTILITIES
                                         RETURN          INCOME       BLUE CHIP          INCOME
-----------------------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                 $158,796,475    $412,540,786    $404,416,193    $129,973,984
                                   ============    ============    ============    ============
At value (Note 1A)                 $152,424,778    $385,646,218    $384,021,989    $115,711,441
Cash                                    223,258         299,134         444,910         709,447
Receivables:
Dividends and interest                  763,861         622,558         455,975         364,421
Shares sold                             868,821         985,355         795,958          89,555
Investment securities sold            1,996,010       7,247,227      11,786,008         734,788
Forward currency contracts
(Note 4)                                     --              --              --              --
Other assets                                 --              --              --              --
                                   ------------    ------------    ------------    ------------
Total Assets                        156,276,728     394,800,492     397,504,840     117,609,652
                                   ------------    ------------    ------------    ------------
Liabilities
Payables:
Investment securities
purchased                             4,397,350       9,557,863       5,874,538       1,084,486
Dividend payable                          9,285           4,060              --          19,978
Shares redeemed                         461,989       1,083,294       1,319,336         475,183
Accrued advisory fees                    99,180         258,163         265,359          78,014
Accrued expenses                         69,625         173,433         177,876          63,980
                                   ------------    ------------    ------------    ------------
Total Liabilities                     5,037,429      11,076,813       7,637,109       1,721,641
                                   ------------    ------------    ------------    ------------
Net Assets                         $151,239,299    $383,723,679    $389,867,731    $115,888,011
                                   ============    ============    ============    ============
Net Assets Consist of:
Capital paid in                    $185,233,065    $512,886,303    $548,743,385    $186,217,355
Undistributed net investment
income (deficit)                       (133,428)        185,829              --              --
Accumulated net realized loss
on investments and foreign
currency transactions               (27,488,641)  (102,453,885)    (138,481,450)    (56,066,801)
Net unrealized depreciation
in value of investments and
foreign currency transactions        (6,371,697)    (26,894,568)    (20,394,204)    (14,262,543)
                                   ------------    ------------    ------------    ------------
Total                              $151,239,299    $383,723,679    $389,867,731    $115,888,011
                                   ============    ============    ============    ============
Net Assets:
Class A                            $129,489,397    $318,224,740    $332,655,861    $ 99,193,784
Class B                            $ 21,749,902    $ 65,498,939    $ 57,211,870    $ 16,694,227
Shares outstanding (Note 5):
Class A                              12,224,674      36,029,320      22,853,938      23,277,372
Class B                               2,079,214       7,693,816       4,114,417       3,970,838
Net asset value and redemption
price per share - Class A                $10.59          $ 8.83          $14.56          $ 4.26
                                   ============    ============    ============    ============
Maximum offering price per share -
Class A (Net asset value/.9425)*         $11.24          $ 9.37          $15.45          $ 4.52
                                   ============    ============    ============    ============
Net asset value and offering
price per share - Class B
(Note 5)                                 $10.46          $ 8.51          $13.91          $ 4.20
                                   ============    ============    ============    ============

* On purchases of $100,000 or more, the sales charge is reduced



---------------------------------------------------------------------------------------------------------------
                                        ALL-CAP         MID-CAP         SPECIAL         FOCUSED
                                         GROWTH     OPPORTUNITY      SITUATIONS          EQUITY          GLOBAL
---------------------------------------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                 $ 60,009,232    $177,758,878    $153,499,681    $ 63,361,669    $203,913,534
                                   ============    ============    ============    ============    ============
At value (Note 1A)                 $ 52,540,034    $158,179,015    $151,810,090    $ 46,940,315    $187,962,403
Cash                                     66,684         111,888         169,474          52,964         100,827
Receivables:
Dividends and interest                   44,804          86,091         106,565          40,336         332,738
Shares sold                             412,576         943,388         321,362         133,722         216,518
Investment securities sold               51,479         245,223       3,868,922              --       3,750,990
Forward currency contracts
(Note 4)                                     --              --              --              --           2,807
Other assets                                 --              --              --              --          20,335
                                   ------------    ------------    ------------    ------------    ------------
Total Assets                         53,115,577     159,565,605     156,276,413      47,167,337     192,386,618
                                   ------------    ------------    ------------    ------------    ------------
Liabilities
Payables:
Investment securities
purchased                               666,238       2,714,430         407,013              --       4,054,327
Dividend payable                             --              --              --              --              --
Shares redeemed                         100,179         315,063         393,043         100,063         689,364
Accrued advisory fees                    34,545         103,359         101,885          32,144         170,510
Accrued expenses                         53,495          98,311         115,295          47,034         156,068
                                   ------------    ------------    ------------    ------------    ------------
Total Liabilities                       854,457       3,231,163       1,017,236         179,241       5,070,269
                                   ------------    ------------    ------------    ------------    ------------
Net Assets                         $ 52,261,120    $156,334,442    $155,259,177    $ 46,988,096    $187,316,349
                                   ============    ============    ============    ============    ============
Net Assets Consist of:
Capital paid in                    $ 79,532,209    $199,482,394    $236,069,638    $ 88,482,062    $260,899,075
Undistributed net investment
income (deficit)                             --              --              --              --              --
Accumulated net realized loss
on investments and foreign
currency transactions               (19,801,891)    (23,568,089)    (79,120,870)    (25,072,612)    (57,651,950)
Net unrealized depreciation
in value of investments and
foreign currency transactions        (7,469,198)    (19,579,863)     (1,689,591)    (16,421,354)    (15,930,776)
                                   ------------    ------------    ------------    ------------    ------------
Total                              $ 52,261,120    $156,334,442    $155,259,177    $ 46,988,096    $187,316,349
                                   ============    ============    ============    ============    ============
Net Assets:
Class A                            $ 43,612,070    $131,041,834    $137,706,663    $ 37,913,415    $173,386,792
Class B                            $  8,649,050    $ 25,292,608    $ 17,552,514    $  9,074,681    $ 13,929,557
Shares outstanding (Note 5):
Class A                               8,186,241       8,305,083      10,874,085       6,620,023      40,882,960
Class B                               1,645,107       1,700,974       1,481,917       1,624,335       3,480,039
Net asset value and redemption
price per share - Class A                $ 5.33          $15.78          $12.66          $ 5.73          $ 4.24
                                   ============    ============    ============    ============    ============
Maximum offering price per share -
Class A (Net asset value/.9425)*         $ 5.66          $16.74          $13.43          $ 6.08          $ 4.50
                                   ============    ============    ============    ============    ============
Net asset value and offering
price per share - Class B
(Note 5)                                 $ 5.26          $14.87          $11.84          $ 5.59          $ 4.00
                                   ============    ============    ============    ============    ============

See notes to financial statements




Statement of Operations
FIRST INVESTORS
Year Ended September 30, 2002

-----------------------------------------------------------------------------------------------
                                          TOTAL        GROWTH &                       UTILITIES
                                         RETURN          INCOME       BLUE CHIP          INCOME
-----------------------------------------------------------------------------------------------
Investment Income
Dividends                           $ 1,473,673     $ 7,377,249     $ 5,965,410     $ 5,042,893
Interest                              3,843,152       1,200,838         834,117         491,623
                                   ------------    ------------    ------------    ------------
Total income                          5,316,825       8,578,087       6,799,527       5,534,516
                                   ------------    ------------    ------------    ------------
Expenses (Notes 1 and 3):
Advisory fees                         1,584,776       3,560,045       4,400,455       1,212,153
Distribution plan expenses -
Class A                                 407,691       1,192,287       1,329,932         412,996
Distribution plan expenses -
Class B                                 225,809         846,421         778,422         239,550
Shareholder servicing costs             513,297       1,685,680       1,882,959         598,928
Professional fees                        39,068          81,274          77,240          42,196
Custodian fees and expenses              37,537          55,097          57,694          24,208
Reports and notices to
shareholders                             24,823          75,514          83,934          24,046
Other expenses                           36,066          98,247         102,964          41,644
                                   ------------    ------------    ------------    ------------
Total expenses                        2,869,067       7,594,565       8,713,600       2,595,721
Less: Expenses waived or
assumed                                (396,194)             --        (500,000)             --
Custodian fees paid
indirectly                               (7,492)         (8,760)         (8,201)         (6,248)
                                   ------------    ------------    ------------    ------------
Net expenses                          2,465,381       7,585,805       8,205,399       2,589,473
                                   ------------    ------------    ------------    ------------
Net investment income (loss)          2,851,444         992,282      (1,405,872)      2,945,043
                                   ------------    ------------    ------------    ------------
Realized and Unrealized Gain
(Loss) on Investments and
Foreign Currency
Transactions (Note 2):
Net realized loss on investments
and foreign currency
transactions                        (20,243,131)    (56,611,011)    (81,240,970)    (32,034,106)
Net unrealized appreciation
(depreciation) of investments
and foreign currency
transactions                         (2,770,088)    (46,180,827)    (45,093,716)    (16,263,927)
                                   ------------    ------------    ------------    ------------
Net loss on investments and
foreign currency transactions       (23,013,219)   (102,791,838)   (126,334,686)    (48,298,033)
                                   ------------    ------------    ------------    ------------
Net Decrease in Net Assets
Resulting from Operations          $(20,161,775)  $(101,799,556)  $(127,740,558)   $(45,352,990)
                                   ============    ============    ============    ============

+ Net of $348,424 foreign taxes withheld.



-----------------------------------------------------------------------------------------------------------------
                                          ALL-CAP         MID-CAP         SPECIAL         FOCUSED
                                           GROWTH     OPPORTUNITY      SITUATIONS          EQUITY          GLOBAL
-----------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                            $    336,259    $  1,230,324    $    654,222    $    560,704    $  3,599,931+
Interest                                   60,835         214,178         204,751          51,607         239,323
                                     ------------    ------------    ------------    ------------    ------------
Total income                              397,094       1,444,502         858,973         612,311       3,839,254
                                     ------------    ------------    ------------    ------------    ------------
Expenses (Notes 1 and 3):
Advisory fees                             418,786       1,647,170       1,934,010         494,472       2,526,615
Distribution plan expenses -
Class A                                   138,912         411,936         516,482         158,512        702,953
Distribution plan expenses -
Class B                                    95,342         274,050         222,738         130,921        187,014
Shareholder servicing costs               456,425         913,233       1,056,025         440,912         987,257
Professional fees                          14,066          28,726          46,754          20,833          56,734
Custodian fees and expenses                10,066          30,717          31,144          11,040         259,419
Reports and notices to
shareholders                               21,388          44,336          42,741          17,605          41,521
Other expenses                             12,016          33,944          41,801          19,157          82,603
                                     ------------    ------------    ------------    ------------    ------------
Total expenses                          1,167,001       3,384,112       3,891,695       1,293,452       4,844,116
Less: Expenses waived or
assumed                                  (128,803)       (411,793)       (475,750)             --              --
Custodian fees paid
indirectly                                 (1,343)         (8,225)        (11,437)           (668)             --
                                     ------------    ------------    ------------    ------------    ------------
Net expenses                            1,036,855       2,964,094       3,404,508       1,292,784       4,844,116
                                     ------------    ------------    ------------    ------------    ------------
Net investment income (loss)             (639,761)     (1,519,592)     (2,545,535)       (680,473)     (1,004,862)
                                     ------------    ------------    ------------    ------------    ------------
Realized and Unrealized Gain
(Loss) on Investments and
Foreign Currency
Transactions (Note 2):
Net realized loss on investments
and foreign currency
transactions                          (11,337,921)     (9,885,390)    (34,159,441)    (10,627,918)    (35,674,655)
Net unrealized appreciation
(depreciation) of investments
and foreign currency
transactions                           (1,137,275)    (10,921,849)      5,148,967      (5,692,491)     (5,935,660)
                                     ------------    ------------    ------------    ------------    ------------
Net loss on investments and
foreign currency transactions         (12,475,196)    (20,807,239)    (29,010,474)    (16,320,409)    (41,610,315)
                                     ------------    ------------    ------------    ------------    ------------
Net Decrease in Net Assets
Resulting from Operations            $(13,114,957)   $(22,326,831)   $(31,556,009)   $(17,000,882)   $(42,615,177)
                                     ============    ============    ============    ============    ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS

-----------------------------------------------------------------------------------------------
                                                   TOTAL RETURN                 GROWTH & INCOME
                                   ----------------------------    ----------------------------
Year Ended September 30                    2002            2001            2002            2001
-----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
From Operations
Net investment income (loss)       $  2,851,444    $  2,708,387     $   992,282    $  1,894,459
Net realized loss on
investments                         (20,243,131)     (7,006,564)    (56,611,011)    (45,031,786)
Net unrealized depreciation
of investments                       (2,770,088)    (22,602,832)    (46,180,827)   (117,737,632)
                                   ------------    ------------    ------------    ------------
Net decrease in net assets
resulting from operations           (20,161,775)    (26,901,009)   (101,799,556)   (160,874,959)
                                   ------------    ------------    ------------    ------------
Distributions to Shareholders
Net investment income - Class A      (3,524,751)     (2,649,650)     (1,687,661)     (1,007,426)
Net investment income - Class B        (384,662)       (258,487)             --              --
Net realized gains - Class A                 --      (8,018,286)             --     (44,372,236)
Net realized gains - Class B                 --      (1,103,019)             --      (9,942,574)
                                   ------------    ------------    ------------    ------------
Total distributions                  (3,909,413)    (12,029,442)     (1,687,661)    (55,322,236)
                                   ------------    ------------    ------------    ------------
Share Transactions *
Class A:
Proceeds from shares sold            47,109,096      38,301,209      79,715,266      78,550,307
Reinvestment of distributions         3,479,555      10,564,693       1,664,228      44,801,796
Cost of shares redeemed             (21,600,042)    (13,932,119)    (61,106,341)    (57,058,644)
                                   ------------    ------------    ------------    ------------
                                     28,988,609      34,933,783      20,273,153      66,293,459
                                   ------------    ------------    ------------    ------------
Class B:
Proceeds from shares sold             9,055,492       8,613,210      14,340,579      16,221,232
Reinvestment of distributions           381,823       1,355,100              --       9,903,428
Cost of shares redeemed              (3,453,983)     (1,946,637)    (13,128,084)    (12,017,883)
                                   ------------    ------------    ------------    ------------
                                      5,983,332       8,021,673       1,212,495      14,106,777
                                   ------------    ------------    ------------    ------------
Net increase (decrease) from
share transactions                   34,971,941      42,955,456      21,485,648      80,400,236
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
net assets                           10,900,753       4,025,005     (82,001,569)   (135,796,959)

Net Assets
Beginning of year                   140,338,546     136,313,541     465,725,248     601,522,207
                                   ------------    ------------    ------------    ------------
End of year+                       $151,239,299    $140,338,546    $383,723,679    $465,725,248
                                   ============    ============    ============    ============
+Includes undistributed net
investment income (deficit) of     $   (133,428)   $    902,214    $    185,829    $    887,033
                                   ============    ============    ============    ============
*Shares Issued and Redeemed
Class A:
Sold                                  3,874,583       2,759,417       7,143,441       5,844,825
Issued for distributions
reinvested                              292,226         716,855         151,337       3,033,453
Redeemed                             (1,802,398)     (1,003,207)     (5,614,209)     (4,279,200)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
Class A shares outstanding            2,364,411       2,473,065       1,680,569       4,599,078
                                   ============    ============    ============    ============
Class B:
Sold                                    752,499         633,336       1,326,517       1,250,078
Issued for distributions
reinvested                               32,487          93,023              --         688,695
Redeemed                               (294,160)       (142,480)     (1,273,522)       (946,169)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
Class B shares outstanding              490,826         583,879          52,995         992,604
                                   ============    ============    ============    ============



-----------------------------------------------------------------------------------------------
                                                      BLUE CHIP                UTILITIES INCOME
                                   ----------------------------    ----------------------------
Year Ended September 30                    2002            2001            2002            2001
-----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
From Operations
Net investment income (loss)       $ (1,405,872)   $   (746,509)   $  2,945,043    $  2,770,421
Net realized loss on
investments                         (81,240,970)    (57,142,029)    (32,034,106)    (24,015,181)
Net unrealized depreciation
of investments                      (45,093,716)   (171,545,610)    (16,263,927)    (35,843,687)
                                  -------------    ------------    ------------    ------------
Net decrease in net assets
resulting from operations          (127,740,558)   (229,434,148)    (45,352,990)    (57,088,447)
                                  -------------    ------------    ------------    ------------
Distributions to Shareholders
Net investment income - Class A              --        (226,424)     (3,306,501)     (2,639,308)
Net investment income - Class B              --              --        (358,798)       (237,020)
Net realized gains - Class A                 --     (65,648,849)             --     (12,420,828)
Net realized gains - Class B                 --     (11,580,088)             --      (2,171,171)
                                  -------------    ------------    ------------    ------------
Total distributions                          --     (77,455,361)     (3,665,299)    (17,468,327)
                                  -------------    ------------    ------------    ------------
Share Transactions *
Class A:
Proceeds from shares sold            73,492,383      92,653,286      19,351,842      30,425,600
Reinvestment of distributions                --      64,856,558       3,201,638      14,698,897
Cost of shares redeemed             (77,168,241)    (67,531,312)    (30,143,386)    (20,530,690)
                                  -------------    ------------    ------------    ------------
                                     (3,675,858)     89,978,532      (7,589,906)     24,593,807
                                  -------------    ------------    ------------    ------------
Class B:
Proceeds from shares sold            13,297,345      19,461,385       3,119,066       6,356,698
Reinvestment of distributions                --      11,502,430         355,692       2,396,156
Cost of shares redeemed             (14,136,139)    (11,877,193)     (5,642,600)     (3,724,368)
                                  -------------    ------------    ------------    ------------
                                       (838,794)     19,086,622      (2,167,842)      5,028,486
                                  -------------    ------------    ------------    ------------
Net increase (decrease) from
share transactions                   (4,514,652)    109,065,154      (9,757,748)     29,622,293
                                  -------------    ------------    ------------    ------------
Net increase (decrease) in
net assets                         (132,255,210)   (197,824,355)    (58,776,037)    (44,934,481)

Net Assets
Beginning of year                   522,122,941     719,947,296     174,664,048     219,598,529
                                  -------------    ------------    ------------    ------------
End of year+                       $389,867,731    $522,122,941    $115,888,011    $174,664,048
                                  =============    ============    ============    ============
+Includes undistributed net
investment income (deficit) of     $         --    $         --    $         --    $    915,299
                                  =============    ============    ============    ============
*Shares Issued and Redeemed
Class A:
Sold                                  3,868,107       3,850,901       3,486,645       4,270,134
Issued for distributions
reinvested                                   --       2,402,206         601,857       1,888,524
Redeemed                             (4,236,481)     (2,825,609)     (5,859,107)     (2,905,871)
                                  -------------    ------------    ------------    ------------
Net increase (decrease) in
Class A shares outstanding             (368,374)      3,427,498      (1,770,605)      3,252,787
                                  =============    ============    ============    ============
Class B:
Sold                                    726,898         837,080         568,875         896,035
Issued for distributions
reinvested                                   --         439,864          68,207         311,015
Redeemed                               (825,805)       (525,809)     (1,128,854)       (536,114)
                                  -------------    ------------    ------------    ------------
Net increase (decrease) in
Class B shares outstanding              (98,907)        751,135        (491,772)        670,936
                                  =============    ============    ============    ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS

-----------------------------------------------------------------------------------------------
                                                 ALL-CAP GROWTH             MID-CAP OPPORTUNITY
                                   ----------------------------    ----------------------------
Year Ended September 30                    2002            2001**          2002            2001
-----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
From Operations
Net investment loss                $   (639,761)   $   (344,389)   $ (1,519,592)   $   (541,905)
Net realized loss on
investments                         (11,337,921)     (8,461,166)     (9,885,390)    (13,682,699)
Net unrealized appreciation
(depreciation) of
investments                          (1,137,275)     (6,331,923)    (10,921,849)    (37,704,925)
                                   ------------    ------------    ------------    ------------
Net decrease in net assets
resulting from operations           (13,114,957)    (15,137,478)    (22,326,831)    (51,929,529)
                                   ------------    ------------    ------------    ------------
Distributions to Shareholders
Net realized gains - Class A                 --              --              --      (6,034,580)
Net realized gains - Class B                 --              --              --      (1,260,127)
                                   ------------    ------------    ------------    ------------
Total distributions                          --              --              --      (7,294,707)
                                   ------------    ------------    ------------    ------------
Share Transactions *
Class A:
Proceeds from shares sold            25,004,666      49,530,279      59,312,255      44,149,657
Reinvestment of distributions                --              --              --       5,941,571
Cost of shares redeemed              (5,728,146)     (1,915,921)    (18,410,031)    (12,787,025)
                                   ------------    ------------    ------------    ------------
                                     19,276,520      47,614,358      40,902,224      37,304,203
                                   ------------    ------------    ------------    ------------
Class B:
Proceeds from shares sold             4,295,754      10,840,138      10,541,423       9,633,090
Reinvestment of distributions                --              --              --       1,259,297
Cost of shares redeemed                (964,150)       (549,065)     (3,671,709)     (2,269,576)
                                   ------------    ------------    ------------    ------------
                                      3,331,604      10,291,073       6,869,714       8,622,811
                                   ------------    ------------    ------------    ------------
Net increase (decrease) from
share transactions                   22,608,124      57,905,431      47,771,938      45,927,014
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
net assets                            9,493,167      42,767,953      25,445,107     (13,297,222)

Net Assets
Beginning of year                    42,767,953              --     130,889,335     144,186,557
                                   ------------    ------------    ------------    ------------
End of year                        $ 52,261,120    $ 42,767,953    $156,334,442    $130,889,335
                                   ============    ============    ============    ============

*Shares Issued and Redeemed
Class A:
Sold                                  3,669,658       5,644,344       3,121,193       1,987,638
Issued for distributions
reinvested                                   --              --              --         241,724
Redeemed                               (878,543)       (249,218)       (977,470)       (584,776)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
Class A shares outstanding            2,791,115       5,395,126       2,143,723       1,644,586
                                   ============    ============    ============    ============
Class B:
Sold                                    634,111       1,232,601         582,542         453,103
Issued for distributions
reinvested                                   --              --              --          53,633
Redeemed                               (150,181)        (71,424)       (209,176)       (108,996)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
Class B shares outstanding              483,930       1,161,177         373,366         397,740
                                   ============    ============    ============    ============

**  From October 25, 2000 (commencement of operations) to September 30, 2001.



-----------------------------------------------------------------------------------------------
                                             SPECIAL SITUATIONS                  FOCUSED EQUITY
                                   ----------------------------    ----------------------------
Year Ended September 30                    2002            2001            2002            2001
-----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
From Operations
Net investment loss                $ (2,545,535)   $ (2,376,815)     $ (680,473)     $ (366,212)
Net realized loss on
investments                         (34,159,441)    (43,819,745)    (10,627,918)     (4,321,311)
Net unrealized appreciation
(depreciation) of
investments                           5,148,967     (88,922,109)     (5,692,491)    (18,271,941)
                                   ------------    ------------    ------------    ------------
Net decrease in net assets
resulting from operations           (31,556,009)   (135,118,669)    (17,000,882)    (22,959,464)
                                   ------------    ------------    ------------    ------------
Distributions to Shareholders
Net realized gains - Class A                 --     (42,497,409)             --              --
Net realized gains - Class B                 --      (5,506,752)             --              --
                                   ------------    ------------    ------------    ------------
Total distributions                          --     (48,004,161)             --              --
                                   ------------    ------------    ------------    ------------
Share Transactions *
Class A:
Proceeds from shares sold            25,895,900      31,143,627       9,353,360       9,623,946
Reinvestment of distributions                --      41,156,220              --              --
Cost of shares redeemed             (24,129,486)    (22,029,117)     (8,989,170)    (15,182,998)
                                   ------------    ------------    ------------    ------------
                                      1,766,414      50,270,730         364,190      (5,559,052)
                                   ------------    ------------    ------------    ------------
Class B:
Proceeds from shares sold             3,385,218       5,189,618       1,561,549       1,940,963
Reinvestment of distributions                --       5,482,439              --              --
Cost of shares redeemed              (3,101,745)     (2,676,103)     (1,981,263)     (2,143,577)
                                   ------------    ------------    ------------    ------------
                                        283,473       7,995,954        (419,714)       (202,614)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) from
share transactions                    2,049,887      58,266,684         (55,524)     (5,761,666)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
net assets                          (29,506,122)   (124,856,146)    (17,056,406)    (28,721,130)

Net Assets
Beginning of year                   184,765,299     309,621,445      64,044,502      92,765,632
                                   ------------    ------------    ------------    ------------
End of year                        $155,259,177    $184,765,299    $ 46,988,096    $ 64,044,502
                                   ============    ============    ============    ============

*Shares Issued and Redeemed
Class A:
Sold                                  1,642,904       1,563,003       1,179,890       1,034,844
Issued for distributions
reinvested                                   --       1,677,791              --              --
Redeemed                             (1,565,088)     (1,111,883)     (1,190,449)     (1,642,732)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
Class A shares outstanding               77,816       2,128,911         (10,559)       (607,888)
                                   ============    ============    ============    ============
Class B:
Sold                                    227,334         270,707         200,283         210,925
Issued for distributions
reinvested                                   --         235,804              --              --
Redeemed                               (218,797)       (144,015)       (275,666)       (232,106)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
Class B shares outstanding                8,537         362,496         (75,383)        (21,181)
                                   ============    ============    ============    ============

See notes to financial statements





Statement of Changes in Net Assets
FIRST INVESTORS
---------------------------------------------------------------
                                                         GLOBAL
                                   ----------------------------
Year Ended September 30                    2002            2001
---------------------------------------------------------------
Increase (Decrease) in Net
Assets From Operations
Net investment loss                $ (1,004,862)   $   (828,734)
Net realized loss on
investments and foreign
currency transactions               (35,674,655)    (20,922,844)
Net unrealized depreciation
of investments and
foreign currency transactions        (5,935,660)    (84,318,106)
                                   ------------    ------------
Net decrease in net assets
resulting from operations           (42,615,177)   (106,069,684)
                                   ------------    ------------
Distributions to Shareholders
Net realized gains - Class A                 --     (32,777,754)
Net realized gains - Class B                 --      (2,536,275)
                                   ------------    ------------
Total distributions                          --     (35,314,029)
                                   ------------    ------------
Share Transactions*
Class A:
Proceeds from shares sold            18,958,509      20,205,750
Reinvestment of distributions                --      32,203,338
Cost of shares redeemed             (40,395,353)    (37,642,289)
                                   ------------    ------------
                                    (21,436,844)     14,766,799
                                   ------------    ------------
Class B:
Proceeds from shares sold             2,070,558       3,565,803
Reinvestment of distributions                --       2,528,117
Cost of shares redeemed              (3,187,216)     (3,163,089)
                                   ------------    ------------
                                     (1,116,658)      2,930,831
                                   ------------    ------------
Net increase (decrease) from
share transactions                  (22,553,502)     17,697,630
                                   ------------    ------------
Net decrease in net assets          (65,168,679)   (123,686,083)

Net Assets
Beginning of year                   252,485,028     376,171,111
                                   ------------    ------------
End of year                        $187,316,349    $252,485,028
                                   ============    ============
*Shares Issued and Redeemed
Class A:
Sold                                  3,496,720       3,122,183
Issued for distributions
reinvested                                   --       4,534,307
Redeemed                             (7,558,621)     (5,909,283)
                                   ------------    ------------
Net increase (decrease) in
Class A shares outstanding           (4,061,901)      1,747,207
                                   ============    ============
Class B:
Sold                                    404,854         578,683
Issued for distributions
reinvested                                   --         372,227
Redeemed                               (639,081)       (531,900)
                                   ------------    ------------
Net increase (decrease) in
Class B shares outstanding             (234,227)        419,010
                                   ============    ============

See notes to financial statements




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Notes to Financial Statements
September 30, 2002

1. Significant Accounting Policies--First Investors Total Return Fund, First Investors Blue Chip Fund and First Investors Special Situations Fund, each a series of First Investors Series Fund ("Series Fund"), a Massachusetts business trust; First Investors Growth & Income Fund, First Investors Utilities Income Fund, First Investors All-Cap Growth Fund, First Investors Mid-Cap Opportunity Fund and First Investors Focused Equity Fund, each a series of First Investors Series Fund II, Inc. ("Series Fund II"), a Maryland corporation; and First Investors Global Fund, Inc. ("Global Fund"), a Maryland corporation, are registered under the Investment Company Act of 1940 (the "1940 Act") as diversified, open-end management investment companies, with the exception of First Investors Focused Equity Fund, which is registered as a non-diversified series of an investment company. Each Fund accounts separately for the assets, liabilities, and operations of the Fund. Series Fund offers two additional series which are not included in this report. The objective of each Fund is as follows:

Total Return Fund seeks high, long-term total investment return consistent with moderate investment risk.

Growth & Income Fund seeks long-term growth of capital and current income.

Blue Chip Fund seeks high total investment return consistent with the preservation of capital.

Utilities Income Fund primarily seeks high current income and secondarily long-term capital appreciation.

All-Cap Growth Fund seeks long-term growth of capital.

Mid-Cap Opportunity Fund seeks long-term capital growth.

Special Situations Fund seeks long-term growth of capital.

Focused Equity Fund seeks capital appreciation.

Global Fund primarily seeks long-term capital growth and secondarily a reasonable level of current income.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter ("OTC") market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the particular Fund's officers in a manner specifically authorized by the Boards of Directors/Trustees. For valuation purposes, where applicable, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes.

At September 30, 2002, capital loss carryovers were as follows:

                           Year Capital Loss Carryovers Expire
                    -----------------------------------------------------
Fund                      Total      2008            2009            2010
                    -----------  --------    -----------      -----------
Total Return        $ 9,974,020  $     --    $ 1,458,508      $ 8,515,512
Growth & Income      45,954,216        --      5,645,569       40,308,647
Blue Chip            70,648,779        --      9,527,196       61,121,583
Utilities Income     23,453,912        --      5,196,775       18,257,137
All-Cap Growth        8,825,943        --             --        8,825,943
Mid-Cap Opportunity  17,758,467        --      1,528,251       16,230,216
Special Situations   55,898,293        --    1,713,617 5        4,184,676
Focused Equity       15,218,270   553,800     12,951,888        1,712,582
Global               26,313,981        --      2,316,335       23,997,646

C. Distributions to Shareholders--Dividends from net investment income, if any, of Total Return Fund, Growth & Income Fund, Blue Chip Fund and Utilities Income Fund are declared and paid quarterly. Dividends from net investment income, if any, of All-Cap Growth Fund, Mid-Cap Opportunity Fund, Special Situations Fund, Focused Equity Fund and Global Fund are declared and paid annually. Distributions from net realized capital gains, if any, are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales losses, post-October capital losses, net operating losses and foreign currency transactions.



Notes to Financial Statements (continued)
September 30, 2002

D. Expense Allocation--Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of Series Fund and Series Fund II are allocated among and charged to the assets of each Fund in the Series on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

E. Repurchase Agreements--Securities pledged as collateral for repurchase agreements entered into by the All-Cap Growth Fund, Focused Equity Fund, and Global Fund are held by each Fund's custodian until maturity of the repurchase agreement. The agreements provide that the Funds will receive, as collateral, securities with a market value which will at all times be at least equal to 100% of the amount invested by the Funds.

F. Use of Estimates--The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Foreign Currency Translations--The accounting records of Global Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

Global Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions includes gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

H. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discounts and premiums are accreted using the interest method. For the year ended September 30, 2002, the Bank of New York, custodian for the Series Fund and Series Fund II, has provided total credits in the amount of $52,374 against custodian charges based on the uninvested cash balances of these Funds.

2. Security Transactions--For the year ended September 30, 2002, purchases and sales of securities and long-term U.S. Government obligations (excluding U.S. Treasury bills, repurchase agreements, short-term securities and foreign currencies) were as follows:

                                                                  Long-Term U.S.
                                  Securities                   Government Obligations
                       --------------------------------     ----------------------------
                            Cost of           Proceeds             Cost of       Proceeds
Fund                      Purchases          from Sales          Purchases    from Sales
-------------------    -----------         ------------     --------------  -------------
Total Return           $261,501,205        $220,196,804        $49,311,597    $55,415,815
Growth & Income         794,557,927         734,488,720                 --             --
Blue Chip               717,439,981         678,909,933                 --             --
Utilities Income         59,057,792          69,880,398                 --             --
All-Cap Growth           93,392,458          71,149,180                 --             --
Mid-Cap Opportunity     223,755,531         168,847,242                 --             --
Special Situations      292,139,146         277,178,629                 --             --
Focused Equity           94,674,791          92,598,567                 --             --
Global                  294,835,218         316,464,349                 --             --

At September 30, 2002, aggregate cost and net unrealized depreciation of securities for federal income tax purposes were as follows:

                                                  Gross              Gross            Net
                          Aggregate          Unrealized         Unrealized     Unrealized
Fund                           Cost        Appreciation       Depreciation   Depreciation
-------------------    -----------         ------------     --------------  -------------
Total Return           $161,133,517         $ 5,462,286        $14,171,025    $ 8,708,739
Growth & Income         418,609,371          22,535,785         55,498,938     32,963,153
Blue Chip               413,974,014          29,230,025         59,182,050     29,952,025
Utilities Income        130,169,722           4,318,030         18,776,311     14,458,281
All-Cap Growth           61,655,166           1,122,767         10,237,899      9,115,132
Mid-Cap Opportunity     177,886,308          10,400,121         30,107,414     19,707,293
Special Situations      153,499,681          17,347,503         19,037,094      1,689,591
Focused Equity           63,938,901             290,606         17,289,192     16,998,586
Global                  204,672,130          16,521,125         33,230,852     16,709,727




Notes to Financial Statements (continued)
September 30, 2002

3. Advisory Fee and Other Transactions With Affiliates--Certain officers and directors/trustees of the Funds are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Investors Federal Savings Bank, ("FIFSB"), custodian of the Funds' Individual Retirement Accounts. Directors/trustees of the Funds who are not "interested persons" of the Funds as defined in the 1940 Act are remunerated by the Funds. For the year ended September 30, 2002, total directors/trustees fees accrued by the Funds amounted to $78,750.

The Investment Advisory Agreements provide as compensation to FIMCO, an annual fee, payable monthly, at the following rates:

Total Return, Blue Chip, Mid-Cap Opportunity and Special Situations Funds--1% on the first $200 million of each Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. FIMCO has waived 25% of the 1% annual fee on the first $200 million of each Fund's average daily net assets for the year ended September 30, 2002.

Growth & Income, Utilities Income, All-Cap Growth and Focused Equity Funds--.75% on the first $300 million of each Fund's average daily net assets, .72% on the next $200 million, .69% on the next $250 million and ..66% on average daily net assets over $750 million.

Global Fund--1% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to ..91% on average daily net assets over $750 million.

For the year ended September 30, 2002, total advisory fees accrued to FIMCO by the Funds were $17,778,482 of which $1,783,737 was waived. In addition, FIMCO assumed $128,803 of the All-Cap Growth Fund's expenses.

FIMCO, pursuant to an expense limitation agreement, has agreed to reimburse the All-Cap Growth Fund for organizational expenses and other expenses incurred during the year ending September 30, 2001, to the extent necessary to limit the All-Cap Growth Fund's total expenses to 1.75% of the average daily net assets on the Class A shares and 2.45% of the average daily net assets on the Class B shares. FIMCO and the All-Cap Growth Fund have agreed that any expenses of the All-Cap Growth Fund reimbursed by FIMCO pursuant to this agreement shall be repaid to FIMCO by the All-Cap Growth Fund in the first, second, or third (or all) fiscal years following the period ending September 30, 2001, if the total expenses of the All-Cap Growth Fund for such year or years do not exceed 1.75% of the average daily net assets on Class A shares and 2.45% on the average daily net assets of Class B shares or any lower expense limitations to which FIMCO may otherwise agree. At September 30, 2001, the total organizational expenses and other expenses incurred in excess of the above stated limitations was $163,722. This amount is subject to recapture by FIMCO from the All-Cap Growth Fund based on the parameters discussed above.

For the year ended September 30, 2002, FIC, as underwriter, received $14,595,412 in commissions from the sale of shares of the Funds, after allowing $62,994 to other dealers. Shareholder servicing costs included $5,957,870 in transfer agent fees accrued to ADM and $1,721,559 in IRA custodian fees accrued to FIFSB.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, each Fund is authorized to pay FIC a fee up to .30% of the average daily net assets of the Class A shares and 1% of the average daily net assets of the Class B shares on an annualized basis each fiscal year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund. For the year ended September 30, 2002, total distribution plan fees accrued to FIC by the Funds amounted to $8,271,968.

Wellington Management Company, LLP ("Wellington") serves as investment subadviser to All-Cap Growth Fund, Focused Equity Fund and Global Fund. The subadviser is paid by FIMCO and not by the Funds.

4. Forward Currency Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. When a Fund purchases or sells foreign securities it customarily enters into a forward currency contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions. The Fund could be exposed to risk if counter parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

Global Fund had the following forward currency contracts outstanding at September 30, 2002:

Contracts to Buy                                                Unrealized
Foreign Currency             In Exchange for  Settlement Date      Gain
-----------------------      ---------------  ---------------   ----------
   504,252  Euro                 US$ 492,987     10/1/02        US $ 5,365
   519,007  Swiss Franc              346,120     10/1/02             6,179
    85,196  Euro                      84,199     10/4/02                --
                             ---------------                    ----------
                                    $923,306                        11,544
                             ===============                    ----------



Notes to Financial Statements (continued)
September 30, 2002

Contracts to Sell                                               Unrealized
Foreign Currency             In Exchange for  Settlement Date   Gain (Loss)
-----------------------      ---------------  ---------------   ----------
   408,396  British Pound        US$ 637,015     10/1/02        US $(5,227)
27,299,394  Japanese Yen             222,588     10/1/02            (1,655)
   276,999  British Pound            432,257     10/2/02            (3,351)
   705,174  Canadian Dollar          446,909     10/2/02             2,341
    45,816  Euro                      44,861     10/2/02              (418)
 5,703,350  Japanese Yen              46,422     10/2/02              (427)
                             ---------------                    ----------
                                  $1,830,052                        (8,737)
                             ===============                    ----------
Net Unrealized Gain on Forward Currency Contracts                  $ 2,807
                                                                ==========

5. Capital--Each Fund sells two classes of shares, Class A and B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 5.75% (6.25% prior to June 17, 2002) of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees and certain other class expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. The Series Fund has established an unlimited number of shares of beneficial interest for both Class A and Class B shares. Of the 100,000,000 shares originally designated to each Fund, Series Fund II has classified 50,000,000 shares as Class A and 50,000,000 shares as Class B for each Fund. Of the 100,000,000 Global Fund shares originally authorized, the Fund has designated 65,000,000 shares as Class A and 35,000,000 shares as Class B.

6. Rule 144A Securities--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be sold to qualified institutional investors. At September 30, 2002, Total Return Fund held one 144A security with a value of $513,661 representing .3% of the Fund's net assets and the Utilities Income Fund held one 144A security with a value of $4,999,522 representing 4.3% of the Fund's net assets. These securities are valued as set forth in Note 1A.

7. Change in Accounting Principle--As required, effective October 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities.



Prior to October 1, 2001, the Funds did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Funds, but resulted in the restatement of beginning balances as of October 1, 2001 on the Total Return, Growth & Income and Utilities Income Funds. Based on securities held on October 1, 2001, the Total Return Fund reduced the cost of securities by $87,389 and increased net unrealized gains and losses by a corresponding $87,389, the Growth & Income Fund reduced the cost of securities by $2,761 and increased unrealized gains and losses by a corresponding $2,761, and the Utilities Income Fund reduced the cost of securities by $8,511 and increased unrealized gains and losses by a corresponding $8,511. Prior years have not been restated for this change in accounting principle. The effect of this change for the year ended September 30, 2002 was as follows:

                                                                              Increase  Decrease in the
                                     Increase                    Decrease       in Net     Ratio of Net
                      Decrease      (Decrease)       Increase      in Net Realized and       Investment
                        in Net         In Net          In Net  Investment   Unrealized        Income to
                    Investment     Unrealized        Realized      Income        Gains          Average
Fund                    Income  Gains (Losses)          Gains   Per Share    Per Share       Net Assets*
------                --------  -------------   -------------   ---------  -----------  ---------------
Total Return          $184,320        $46,039        $138,281       $0.01+       $0.01+            .11%
Growth &
Income                   3,812         (2,761)          6,573          --           --              --
Utilities
Income                     443         (8,511)          8,954          --           --              --

* Both Class A and Class B.

+ Class A only. Amount for Class B was $0.02.


8. Tax Components of Capital and Distributions to Shareholders--The tax character of distributions declared for the years ended September 30, 2002 and 2001 were as follows:

                 Distributions                Distributions
                      Declared                     Declared
                  in 2002 from:                in 2001 from:
                    ----------   ---------------------------------------
                      Ordinary     Ordinary      Long-Term
Fund                    Income       Income  Capital Gains         Total
------------------  ----------   ----------    -----------   -----------
Total Return        $3,909,413   $2,908,137    $ 9,121,305   $12,029,442
Growth & Income      1,687,661    1,007,426     54,314,810    55,322,236
Blue Chip                   --      226,424     77,228,937    77,455,361
Utilities Income     3,665,299    2,876,328     14,591,999    17,468,327
All-Cap Growth             --            --             --            --
Mid-Cap Opportunity        --            --      7,294,707     7,294,707
Special Situations         --            --     48,004,161    48,004,161
Focused Equity             --            --             --            --
Global                     --            --     35,314,029    35,314,029



Notes to Financial Statements (continued)
September 30, 2002

As of September 30, 2002, the components of distributable earnings on a tax basis were:

                Undistributed        Capital                             Total
                     Ordinary           Loss     Unrealized      Distributable
Fund                   Income     Carryovers   Depreciation            Deficit
----               ----------    -----------   ------------  -----------------
Total Return         $     --   $ (9,974,020)  $(24,019,746)     $ (33,993,766)
Growth & Income       185,829    (45,954,216)   (83,394,237)      (129,162,624)
Blue Chip                  --    (70,648,779)   (88,226,875)      (158,875,654)
Utilities Income           --    (23,453,912)   (46,875,432)       (70,329,344)
All-Cap Growth             --     (8,825,943)   (18,445,146)       (27,271,089)
Mid-Cap Opportunity        --    (17,758,467)   (25,389,485)       (43,147,952)
Special Situations         --    (55,898,293)   (24,912,168)       (80,810,461)
Focused Equity             --    (15,218,270)   (26,275,696)       (41,493,966)
Global                     --    (26,313,981)   (47,268,745)       (73,582,726)




This page intentionally left blank.



Financial Highlights
FIRST INVESTORS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.
-----------------------------------------------------------------------------------------------------------------------------
                                                      PER SHARE DATA
                        -----------------------------------------------------------------------------------------------------
                                         Income from Investment Operations       Less Distributions from
                                     -----------------------------------------  ------------------------
                                                              Net
                           Net Asset          Net    Realized and
                              Value,   Investment      Unrealized   Total from          Net          Net
                           Beginning       Income  Gain (Loss) on   Investment   Investment     Realized           Total
                           of Period       (Loss)     Investments   Operations       Income         Gain   Distributions
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND
-----------------
Class A
-------
1997(f)                       $12.80        $ .26          $ 2.04       $ 2.30        $ .28        $1.08           $1.36
1998(a)                        13.74          .23             .43          .66          .13           --             .13
1999(d)                        14.27          .29            1.26         1.55          .30         1.18            1.48
2000(d)                        14.34          .31            2.29         2.60          .27          .40             .67
2001(d)                        16.27          .26           (2.86)       (2.60)         .32         1.07            1.39
2002(d)**                      12.28          .22           (1.59)       (1.37)         .32           --             .32

Class B
-------
1997(f)                        12.72          .21            1.97         2.18          .19         1.08            1.27
1998(a)                        13.63          .17             .41          .58          .08           --             .08
1999(d)                        14.13          .21            1.22         1.43          .21         1.18            1.39
2000(d)                        14.17          .21            2.24         2.45          .17          .40             .57
2001(d)                        16.05          .18           (2.84)       (2.66)         .21         1.07            1.28
2002(d)**                      12.11          .15           (1.59)       (1.44)         .21           --             .21
-----------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND
--------------------
Class A
-------
1997(c)                       $ 9.39          .06          $ 2.36       $ 2.42        $ .06        $ .16           $ .22
1998(b)                        11.59          .05             .97         1.02          .03          .27             .30
1999(d)                        12.31          .04            2.88         2.92          .05           --             .05
2000(d)                        15.18          .01            2.98         2.99          .01         1.55            1.56
2001(d)                        16.61          .06           (3.99)       (3.93)         .03         1.49            1.52
2002(d)**                      11.16          .03           (2.31)       (2.28)         .05           --             .05

Class B
-------
1997(c)                         9.33           --            2.32         2.32          .01          .16             .17
1998(b)                        11.48         (.01)            .94          .93           --          .27             .27
1999(d)                        12.14         (.04)           2.80         2.76           --           --              --
2000(d)                        14.90         (.08)           2.90         2.82           --         1.55            1.55
2001(d)                        16.17         (.01)          (3.88)       (3.89)          --         1.49            1.49
2002(d)**                      10.79         (.04)          (2.24)       (2.28)          --           --              --
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                       RATIOS/SUPPLEMENTAL DATA
-----------------------------------     -------------------------------------------------------------------------------------
                                                                                          Ratio to Average Net
                                                                  Ratio to Average Net   Assets Before Expenses
                                                                        Assets++           Waived or Assumed
                                                                  --------------------  -----------------------
                                                                                   Net                      Net
                          Net Asset                                         Investment               Investment  Portfolio
                              Value,     Total        Net Assets                Income                   Income   Turnover
                             End of     Return*    End of Period  Expenses      (Loss)     Expenses      (Loss)       Rate
                             Period        (%)     (in millions)       (%)         (%)          (%)         (%)        (%)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND
-----------------
Class A
-------
1997(f)                     $13.74       18.08              $ 67       1.49       1.94         1.74        1.69        149
1998(a)                      14.27        4.76                73       1.42+      2.15+        1.65+       1.92+       111
1999(d)                      14.34       11.50                92       1.40       2.08         1.63        1.85        127
2000(d)                      16.27       18.67               120       1.33       2.00         1.58        1.75        118
2001(d)                      12.28      (17.31)              121       1.37       2.02         1.62        1.77        130
2002(d)**                    10.59      (11.44)              129       1.47       1.91         1.72        1.66        185

Class B
-------
1997(f)                      13.63       17.24                 3       2.19       1.24         2.44         .99        149
1998(a)                      14.13        4.25                 4       2.12+      1.45+        2.35+       1.22+       111
1999(d)                      14.17       10.72                 9       2.10       1.38         2.33        1.15        127
2000(d)                      16.05       17.79                16       2.03       1.30         2.28        1.05        118
2001(d)                      12.11      (17.82)               19       2.07       1.32         2.32        1.07        130
2002(d)**                    10.46      (12.09)               22       2.17       1.21         2.42         .96        185
-----------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND
--------------------
Class A
-------
1997(c)                     $11.59       26.20              $194       1.39        .55         1.43         .51         28
1998(b)                      12.31        8.84               258       1.39+       .47+         N/A         N/A         36
1999(d)                      15.18       23.75               378       1.36        .29          N/A         N/A        112
2000(d)                      16.61       21.31               494       1.28        .05          N/A         N/A        142
2001(d)                      11.16      (25.91)              383       1.34        .47          N/A         N/A        168
2002(d)**                     8.83      (20.53)              318       1.46        .33          N/A         N/A        169

Class B
-------
1997(c)                      11.48       25.23                27       2.09       (.15)        2.13        (.19)        28
1998(b)                      12.14        8.19                43       2.09+      (.23)+        N/A         N/A         36
1999(d)                      14.90       22.77                77       2.06       (.41)         N/A         N/A        112
2000(d)                      16.17       20.49               107       1.98       (.65)         N/A         N/A        142
2001(d)                      10.79      (26.38)               82       2.04       (.23)         N/A         N/A        168
2002(d)**                     8.51      (21.13)               65       2.16       (.37)         N/A         N/A        169
-----------------------------------------------------------------------------------------------------------------------------




Financial Highlights (continued)
FIRST INVESTORS

-----------------------------------------------------------------------------------------------------------------------------
                                                      PER SHARE DATA
                        -----------------------------------------------------------------------------------------------------
                                         Income from Investment Operations       Less Distributions from
                                     -----------------------------------------  ------------------------
                                                              Net
                           Net Asset          Net    Realized and
                              Value,   Investment      Unrealized   Total from          Net          Net
                           Beginning       Income  Gain (Loss) on   Investment   Investment     Realized           Total
                           of Period       (Loss)     Investments   Operations       Income         Gain   Distributions
-----------------------------------------------------------------------------------------------------------------------------

BLUE CHIP FUND
--------------
Class A
-------
1997(f)                       $19.47        $ .09          $ 4.98       $ 5.07        $ .08         1.62           $1.70
1998(a)                        22.84          .04            (.39)        (.35)         .03           --             .03
1999(d)                        22.46           --            5.46         5.46          .02          .75             .77
2000(d)                        27.15         (.09)           5.68         5.59           --         1.65            1.65
2001(d)                        31.09           --           (8.64)       (8.64)         .01         3.30            3.31
2002(d)                        19.14         (.03)          (4.55)       (4.58)          --           --              --

Class B
-------
1997(f)                        19.37         (.03)           4.91         4.88           --         1.62            1.62
1998(a)                        22.63         (.06)           (.42)        (.48)          --           --              --
1999(d)                        22.15         (.14)           5.35         5.21           --          .75             .75
2000(d)                        26.61         (.25)           5.50         5.25           --         1.65            1.65
2001(d)                        30.21         (.16)          (8.33)       (8.49)          --         3.30            3.30
2002(d)                        18.42         (.16)          (4.35)       (4.51)          --           --              --
-----------------------------------------------------------------------------------------------------------------------------
UTILITIES INCOME FUND
--------------
Class A
-------
1997(c)                       $ 6.41        $ .20           $ .61        $ .81        $ .19         $ --             .19
1998(b)                         7.03          .14             .96         1.10          .14          .37             .51
1999(d)                         7.62          .13             .74          .87          .13          .37             .50
2000(d)                         7.99          .13            1.21         1.34          .13          .60             .73
2001(d)                         8.60          .10           (2.10)       (2.00)         .11          .56             .67
2002(d)**                       5.93          .11           (1.65)       (1.54)         .13           --             .13

Class B
-------
1997(c)                         6.35          .15             .61          .76          .15           --             .15
1998(b)                         6.96          .10             .94         1.04          .10          .37             .47
1999(d)                         7.53          .08             .72          .80          .08          .37             .45
2000(d)                         7.88          .08            1.18         1.26          .07          .60             .67
2001(d)                         8.47          .06           (2.07)       (2.01)         .06          .56             .62
2002(d)**                       5.84          .07           (1.63)       (1.56)         .08           --             .08
-----------------------------------------------------------------------------------------------------------------------------
ALL-CAP GROWTH FUND
-------------------
Class A
-------
2001(g)                       $10.00      $ (.05)          $(3.42)      $(3.47)        $ --         $ --            $ --
2002(d)                         6.53        (.06)           (1.14)       (1.20)          --           --              --

Class B
-------
2001(g)                        10.00         (.08)          (3.43)       (3.51)          --           --              --
2002(d)                         6.49         (.10)          (1.13)       (1.23)          --           --              --
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                       RATIOS/SUPPLEMENTAL DATA
-----------------------------------     -------------------------------------------------------------------------------------
                                                                                          Ratio to Average Net
                                                                  Ratio to Average Net   Assets Before Expenses
                                                                        Assets++           Waived or Assumed
                                                                  --------------------  -----------------------
                                                                                   Net                      Net
                          Net Asset                                         Investment               Investment  Portfolio
                              Value,     Total        Net Assets                Income                   Income   Turnover
                             End of     Return*    End of Period  Expenses      (Loss)     Expenses      (Loss)       Rate
                             Period        (%)     (in millions)       (%)         (%)          (%)         (%)        (%)
-----------------------------------------------------------------------------------------------------------------------------

BLUE CHIP FUND
--------------
Class A
-------
1997(f)                      $22.84      26.05             $351       1.39         .40         1.64         .15         63
1998(a)                       22.46      (1.55)             368       1.37+        .23+        1.47+        .13+        71
1999(d)                       27.15      24.88              471       1.32         .01         1.41        (.08)        97
2000(d)                       31.09      21.49              615       1.27        (.31)        1.34        (.38)       125
2001(d)                       19.14     (30.88)             445       1.35        (.02)        1.43        (.10)       117
2002(d)                       14.56     (23.93)             333       1.48        (.17)        1.58        (.27)       144

Class B
-------
1997(f)                       22.63      25.19               37       2.09        (.30)        2.34        (.55)        63
1998(a)                       22.15      (2.12)              47       2.07+       (.47)+       2.17+       (.57)+       71
1999(d)                       26.61      24.07               70       2.02        (.69)        2.11        (.78)        97
2000(d)                       30.21      20.60              105       1.97       (1.01)        2.04       (1.08)       125
2001(d)                       18.42     (31.33)              78       2.05        (.72)        2.13        (.80)       117
2002(d)                       13.91     (24.48)              57       2.18        (.87)        2.28        (.97)       144
-----------------------------------------------------------------------------------------------------------------------------
UTILITIES INCOME FUND
---------------------
Class A
-------
1997(c)                      $ 7.03      12.86             $102       1.40        2.98         1.48        2.90         60
1998(b)                        7.62      16.05              123       1.43+       2.10+         N/A         N/A         83
1999(d)                        7.99      11.99              145       1.37        1.69          N/A         N/A         65
2000(d)                        8.60      17.58              187       1.31        1.57          N/A         N/A         46
2001(d)                        5.93     (24.98)             149       1.37        1.47          N/A         N/A         51
2002(d)**                      4.26     (26.34)              99       1.51        1.93          N/A         N/A         40

Class B
-------
1997(c)                        6.96      12.08                9       2.10        2.28         2.18        2.20         60
1998(b)                        7.53      15.38               14       2.13+       1.40+         N/A         N/A         83
1999(d)                        7.88      11.13               21       2.07         .99          N/A         N/A         65
2000(d)                        8.47      16.77               32       2.01         .87          N/A         N/A         46
2001(d)                        5.84     (25.46)              26       2.07         .77          N/A         N/A         51
2002(d)**                      4.20     (26.94)              17       2.21        1.23          N/A         N/A         40
-----------------------------------------------------------------------------------------------------------------------------
ALL-CAP GROWTH FUND
-------------------
Class A
-------
2001(g)                      $ 6.53     (34.70)            $ 35       1.75+       (.90)+       2.10+      (1.25)+       84
2002(d)                        5.33     (18.38)              44       1.75       (1.03)        1.98       (1.26)       138

Class B
-------
2001(g)                        6.49     (35.10)               8       2.45+      (1.60)+       2.80+      (1.95)+       84
2002(d)                        5.26     (18.95)               9       2.45       (1.73)        2.68       (1.96)       138
-----------------------------------------------------------------------------------------------------------------------------




Financial Highlights (continued)
FIRST INVESTORS

-----------------------------------------------------------------------------------------------------------------------------
                                                      PER SHARE DATA
                        -----------------------------------------------------------------------------------------------------
                                         Income from Investment Operations       Less Distributions from
                                     -----------------------------------------  ------------------------
                                                              Net
                           Net Asset          Net    Realized and
                              Value,   Investment      Unrealized   Total from          Net          Net
                           Beginning       Income  Gain (Loss) on   Investment   Investment     Realized           Total
                           of Period       (Loss)     Investments   Operations       Income         Gain   Distributions
-----------------------------------------------------------------------------------------------------------------------------
MID-CAP OPPORTUNITY FUND
------------------------
Class A
-------
1997(c)                       $15.29      $ (.03)          $ 4.02       $ 3.99        $ .04        $ .68           $ .72
1998(b)                        18.56        (.03)           (2.82)       (2.85)          --         1.18            1.18
1999(d)                        14.53        (.13)            6.62         6.49           --           --              --
2000(d)                        21.02        (.10)            8.02         7.92           --         2.28            2.28
2001(d)                        26.66        (.05)           (7.67)       (7.72)          --         1.30            1.30
2002(d)                        17.64        (.13)           (1.73)       (1.86)          --           --              --

Class B
-------
1997(c)                        15.10        (.08)            3.89         3.81           --          .68             .68
1998(b)                        18.23        (.12)           (2.76)       (2.88)          --         1.18            1.18
1999(d)                        14.17        (.23)            6.41         6.18           --           --              --
2000(d)                        20.35        (.20)            7.67         7.47           --         2.28            2.28
2001(d)                        25.54        (.18)           (7.32)       (7.50)          --         1.30            1.30
2002(d)                        16.74        (.24)           (1.63)       (1.87)          --           --              --
-----------------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS FUND
------------------------
Class A
1997(f)                       $20.73      $ (.09)          $ 3.44       $ 3.35         $ --        $1.90           $1.90
1998(a)                        22.18        (.05)           (4.30)       (4.35)          --           --              --
1999(d)                        17.83        (.22)            5.79         5.57           --           --              --
2000(d)                        23.40        (.18)            9.81         9.63           --         1.21            1.21
2001(d)                        31.82        (.18)          (11.59)      (11.77)          --         4.89            4.89
2002(d)                        15.16        (.19)           (2.31)       (2.50)          --           --              --

Class B
-------
1997(f)                        20.45        (.15)            3.29         3.14           --         1.90            1.90
1998(a)                        21.69        (.13)           (4.22)       (4.35)          --           --              --
1999(d)                        17.34        (.36)            5.64         5.28           --           --              --
2000(d)                        22.62        (.33)            9.38         9.05           --         1.21            1.21
2001(d)                        30.46        (.29)          (11.00)      (11.29)          --         4.89            4.89
2002(d)                        14.28        (.29)           (2.15)       (2.44)          --           --              --
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                       RATIOS/SUPPLEMENTAL DATA
-----------------------------------     -------------------------------------------------------------------------------------
                                                                                          Ratio to Average Net
                                                                  Ratio to Average Net   Assets Before Expenses
                                                                        Assets++           Waived or Assumed
                                                                  --------------------  -----------------------
                                                                                   Net                      Net
                          Net Asset                                         Investment               Investment  Portfolio
                              Value,     Total        Net Assets                Income                   Income   Turnover
                             End of     Return*    End of Period  Expenses      (Loss)     Expenses      (Loss)       Rate
                             Period        (%)     (in millions)       (%)         (%)          (%)         (%)        (%)
-----------------------------------------------------------------------------------------------------------------------------
MID-CAP OPPORTUNITY FUND
------------------------
Class A
-------
1997(c)                      $18.56      27.09              $ 26      1.50        (.21)        1.94        (.65)        90
1998(b)                       14.53     (16.42)               30      1.50+       (.25)+       1.89+       (.64)+      102
1999(d)                       21.02      44.67                50      1.50        (.69)        1.77        (.96)       171
2000(d)                       26.66      41.41               120      1.42        (.52)        1.67        (.77)       180
2001(d)                       17.64     (30.34)              109      1.51        (.27)        1.76        (.52)       123
2002(d)                       15.78     (10.55)              131      1.70        (.82)        1.95       (1.07)       112

Class B
-------
1997(c)                       18.23      26.17                 3      2.20        (.91)        2.64       (1.35)        90
1998(b)                       14.17     (16.91)                4      2.20+       (.95)+       2.59+      (1.34)+      102
1999(d)                       20.35      43.61                 7      2.20       (1.39)        2.47       (1.66)       171
2000(d)                       25.54      40.46                24      2.12       (1.22)        2.37       (1.47)       180
2001(d)                       16.74     (30.84)               22      2.21        (.97)        2.46       (1.22)       123
2002(d)                       14.87     (11.17)               25      2.40       (1.52)        2.65       (1.77)       112
-----------------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS FUND
------------------------
Class A
1997(f)                      $22.18      16.15              $194      1.53        (.45)        1.78        (.70)        84
1998(a)                       17.83     (19.61)              160      1.53+       (.32)+       1.75+       (.54)+       70
1999(d)                       23.40      31.24               186      1.53        (.97)        1.76       (1.20)       132
2000(d)                       31.82      43.07               276      1.41        (.68)        1.60        (.87)       161
2001(d)                       15.16     (42.86)              164      1.54        (.94)        1.75       (1.15)       183
2002(d)                       12.66     (16.49)              138      1.69       (1.24)        1.93       (1.48)       153

Class B
-------
1997(f)                       21.69      15.34                17      2.23       (1.15)        2.48       (1.40)        84
1998(a)                       17.34     (20.06)               15      2.23+      (1.02)+       2.45+      (1.24)+       70
1999(d)                       22.62      30.45                20      2.23       (1.67)        2.46       (1.90)       132
2000(d)                       30.46      41.94                34      2.11       (1.38)        2.30       (1.57)       161
2001(d)                       14.28     (43.26)               21      2.24       (1.64)        2.45       (1.85)       183
2002(d)                       11.84     (17.09)               18      2.39       (1.94)        2.63       (2.18)       153
-----------------------------------------------------------------------------------------------------------------------------




Financial Highlights (continued)
FIRST INVESTORS

-----------------------------------------------------------------------------------------------------------------------------
                                                      PER SHARE DATA
                        -----------------------------------------------------------------------------------------------------
                                         Income from Investment Operations       Less Distributions from
                                     -----------------------------------------  ------------------------
                                                              Net
                           Net Asset          Net    Realized and
                              Value,   Investment      Unrealized   Total from          Net          Net
                           Beginning       Income  Gain (Loss) on   Investment   Investment     Realized           Total
                           of Period       (Loss)     Investments   Operations       Income         Gain   Distributions
-----------------------------------------------------------------------------------------------------------------------------
FOCUSED EQUITY FUND
-------------------
Class A
-------
1999(e)                       $10.00       $ (.04)          $ .92        $ .88         $ --         $ --            $ --
2000(d)                        10.88         (.08)           (.42)        (.50)          --           --              --
2001(d)                        10.38         (.03)          (2.63)       (2.66)          --           --              --
2002(d)                         7.72         (.07)          (1.92)       (1.99)          --           --              --

Class B
-------
1999(e)                        10.00         (.06)            .90          .84           --           --              --
2000(d)                        10.84         (.15)           (.43)        (.58)          --           --              --
2001(d)                        10.26         (.09)          (2.59)       (2.68)          --           --              --
2002(d)                         7.58         (.13)          (1.86)       (1.99)          --           --              --
-----------------------------------------------------------------------------------------------------------------------------
GLOBAL FUND
--------------
Class A
-------
1997(f)                       $ 6.59        $ .03           $ .50        $ .53        $ .03        $ .68           $ .71
1998(a)                         6.41          .01            (.09)        (.08)          --           --              --
1999(d)                         6.33           --            1.86         1.86           --          .08             .08
2000(d)                         8.11         (.02)            .91          .89           --          .89             .89
2001(d)                         8.11         (.01)          (2.13)       (2.14)          --          .76             .76
2002(d)                         5.21         (.01)           (.96)        (.97)          --           --              --

Class B
-------
1997(f)                         6.51         (.01)            .49          .48           --          .68             .68
1998(a)                         6.31         (.03)           (.09)        (.12)          --           --              --
1999(d)                         6.19         (.04)           1.81         1.77           --          .08             .08
2000(d)                         7.88         (.07)            .88          .81           --          .89             .89
2001(d)                         7.80         (.06)          (2.03)       (2.09)          --          .76             .76
2002(d)                         4.95           --            (.95)        (.95)          --           --              --
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                       RATIOS/SUPPLEMENTAL DATA
-----------------------------------     -------------------------------------------------------------------------------------
                                                                                          Ratio to Average Net
                                                                  Ratio to Average Net   Assets Before Expenses
                                                                        Assets++           Waived or Assumed
                                                                  --------------------  -----------------------
                                                                                   Net                      Net
                          Net Asset                                         Investment               Investment  Portfolio
                              Value,     Total        Net Assets                Income                   Income   Turnover
                             End of     Return*    End of Period  Expenses      (Loss)     Expenses      (Loss)       Rate
                             Period        (%)     (in millions)       (%)         (%)          (%)         (%)        (%)
-----------------------------------------------------------------------------------------------------------------------------
FOCUSED EQUITY FUND
-------------------
Class A
-------
1999(e)                      $10.88       8.80              $ 59      1.75+       (.93)+       1.90+      (1.08)+       57
2000(d)                       10.38      (4.60)               75      1.62        (.76)        1.52        (.66)       178
2001(d)                        7.72     (25.63)               51      1.75        (.35)         N/A         N/A        240
2002(d)                        5.73     (25.78)               38      1.83        (.90)         N/A         N/A        150

Class B
-------
1999(e)                       10.84       8.40                14      2.45+      (1.63)+       2.60+      (1.78)+       57
2000(d)                       10.26      (5.35)               18      2.32       (1.46)        2.22       (1.36)       178
2001(d)                        7.58     (26.12)               13      2.45       (1.05)         N/A         N/A        240
2002(d)                        5.59     (26.25)                9      2.53       (1.60)         N/A         N/A        150
-----------------------------------------------------------------------------------------------------------------------------
GLOBAL FUND
--------------
Class A
-------
1997(f)                      $ 6.41       7.98              $277      1.82         .41          N/A         N/A         70
1998(a)                        6.33      (1.25)              261      1.82+        .12+         N/A         N/A         82
1999(d)                        8.11      29.63               316      1.72        (.03)         N/A         N/A         92
2000(d)                        8.11      11.73               350      1.65        (.26)         N/A         N/A        102
2001(d)                        5.21     (28.87)              234      1.77        (.21)         N/A         N/A        116
2002(d)                        4.24     (18.62)              173      1.87        (.35)         N/A         N/A        125

Class B
-------
1997(f)                        6.31       7.36                10      2.52        (.29)         N/A         N/A         70
1998(a)                        6.19      (1.90)               12      2.52+       (.58)+        N/A         N/A         82
1999(d)                        7.88      28.78                18      2.42        (.73)         N/A         N/A         92
2000(d)                        7.80      10.99                26      2.35        (.96)         N/A         N/A        102
2001(d)                        4.95     (29.42)               18      2.47        (.91)         N/A         N/A        116
2002(d)                        4.00     (19.19)               14      2.57       (1.05)         N/A         N/A        125
-----------------------------------------------------------------------------------------------------------------------------

  + Annualized

 ++ Net of expenses waived or assumed by the investment adviser (Note 3).

  * Calculated without sales charges.

 ** Prior to October 1, 2001, the Total Return Fund, Growth & Income
    Fund, and Utilities Income Fund did not amortize premiums on debt securities. The per share data and ratios prior to 2001 have not been restated. The cumulative effect of this accounting change had no impact on total net assets of the Funds.

(a) For the period January 1, 1998 to September 30, 1998.

(b) For the period November 1, 1997 to September 30, 1998.

(c) For the fiscal year ended October 31.

(d) For the fiscal year ended September 30.

(e) For the period March 22, 1999 (commencement of operations) to
    September 30, 1999.

(f) For the calendar year ended December 31.

(g) For the period October 25, 2000 (commencement of operations) to
    September 30, 2001.

See notes to financial statements




Independent Auditors' Report

To the Shareholders and Boards of Directors/Trustees of First Investors Series Fund
First Investors Series Fund II, Inc.
First Investors Global Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments of the Blue Chip Fund, Special Situations Fund and Total Return Fund (each a series of First Investors Series Fund), the All-Cap Growth Fund, Focused Equity Fund, Growth & Income Fund, Mid-Cap Opportunity Fund and Utilities Income Fund (each a series of First Investors Series Fund II, Inc.), and First Investors Global Fund, Inc. as of September 30, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years or period in the two-year period then ended and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Blue Chip Fund, Special Situations Fund, Total Return Fund, All-Cap Growth Fund, Focused Equity Fund, Growth & Income Fund, Mid-Cap Opportunity Fund, Utilities Income Fund, and Global Fund as of September 30, 2002, and the results of their operations for the year then ended, changes in their net assets for each of the years or period in the two-year period then ended and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

                                                  Tait, Weller & Baker

Philadelphia, Pennsylvania
November 1, 2002



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

FIRST INVESTORS EQUITY FUNDS
Directors/Trustees and Officers*

                         Position(s)
                         Held with                Principal        Number of              Other
                         Funds and                Occupation(s)    Portfolios in   Trusteeships
                         Length of                During Past      Fund Complex   Directorships
Name, Age and Address    Service                  5 Years          Overseen                Held
---------------------    ----------------         ------------     ------------   -------------

                                    DISINTERESTED DIRECTORS/TRUSTEES

Robert M. Grohol 69      Director/Trustee         None/Retired     50             None
263 Woodland Road        since 6/30/00
Madison, NJ 07940

Rex R. Reed 80           Director/Trustee         None/Retired     50             None
259 Governors Drive      since 3/31/84
Kiawah Island, SC 29455

Herbert Rubinstein 81    Director/Trustee         None/Retired     50             None
695 Charolais Circle     since 9/20/79
Edwards, CO 81632

James M. Srygley 69      Director/Trustee         Owner            50             None
39 Hampton Road          since 1/19/95            Hampton
Chatham, NJ 07928                                 Properties

Robert F. Wentworth 73   Director/Trustee         None/Retired     50             None
217 Upland Downs Road    since 10/15/92
Manchester Center, VT
05255




                         Position(s)
                         Held with                Principal           Number of              Other
                         Funds and                Occupation(s)       Portfolios in   Trusteeships
                         Length of                During Past         Fund Complex   Directorships
Name, Age and Address    Service                  5 Years             Overseen                Held
---------------------    ----------------         ------------        ------------   -------------
                                   INTERESTED DIRECTORS/TRUSTEES**

Glenn O. Head 77         Director/Trustee         Chairman of         50             None
c/o First Investors      since 1968               First Investors
Management Company, Inc.                          Corporation,
95 Wall Street                                    Chairman of
New York, NY 10005                                First Investors
                                                  Consolidated
                                                  Corporation,
                                                  Chairman of
                                                  First Investors
                                                  Management
                                                  Company, Inc.,
                                                  Chairman of
                                                  Administrative Data
                                                  Management Corp.,
                                                  and officer of
                                                  other affiliated
                                                  companies***

Kathryn S. Head 46       Director/Trustee         Vice President      50             None
c/o First Investors      since 3/17/94            of First Investors
Management Company, Inc.                          Corporation,
581 Main Street          President                President of
Woodbridge, NJ 07095     since 11/15/01           First Investors
                                                  Consolidated
                                                  Corporation,
                                                  President of
                                                  First Investors
                                                  Management
                                                  Company, Inc.,
                                                  President of
                                                  Administrative Data
                                                  Management Corp.,
                                                  Chairman of
                                                  First Investors
                                                  Federal Savings
                                                  Bank and
                                                  officer of
                                                  other affiliated
                                                  companies***




                         Position(s)
                         Held with                Principal           Number of              Other
                         Funds and                Occupation(s)       Portfolios in   Trusteeships
                         Length of                During Past         Fund Complex   Directorships
Name, Age and Address    Service                  5 Years             Overseen                Held
---------------------    ----------------         ------------        ------------   -------------
                                   INTERESTED DIRECTORS/TRUSTEES** (continued)

Larry R. Lavoie 55       Director/Trustee         General Counsel     50             None
c/o First Investors      since 9/17/98            First Investors
Management Company, Inc. .                        Corporation
95 Wall Street                                    and other
New York, NY 10005                                affiliated
                                                  companies***

John T. Sullivan 70      Director/Trustee         Of Counsel          50             None
c/o First Investors      since 9/20/79            Hawkins,
Management Company, Inc.                          Delafield &
95 Wall Street                                    Wood; Director
New York, NY 10005                                and Chairman
                                                  of Executive
                                                  Committee of
                                                  First Investors
                                                  Corporation

  * Each Trustee/Director serves for an indefinite term with the Funds until his/her successor is elected.

 ** Mr. Head and Ms. Head are interested trustees/directors because (a) they are indirect owners of more than 5% of the voting stock of the adviser and principal underwriter of the Funds, and (b) they are officers, directors and employees of the adviser and principal underwriter of the Funds. Ms. Head is an officer of the Funds and the daughter of Mr. Head. Mr. Lavoie is an interested trustee/director of the Funds because he is an officer of the adviser and principal underwriter of the Funds. Mr. Sullivan is an interested trustee/director because he is a director and Chairman of the Executive Committee of First Investors Corporation.

*** Other affiliated companies consist of: First Investors Realty
    Company, Inc., First Investors Life Insurance Company, First Investors
    Leverage Corporation, Route 33 Realty Corporation, First Investors
    Credit Funding Corporation, N.A.K. Realty Corporation, Real Property
    Development Corporation, School Financial Management Services, Inc.,
    First Investors Federal Savings Bank, First Investors Credit Corporation and First Investors Resources, Inc.




                         Position(s)
                         Held with                Principal           Number of              Other
                         Funds and                Occupation(s)       Portfolios in   Trusteeships
                         Length of                During Past         Fund Complex   Directorships
Name, Age and Address    Service                  5 Years             Overseen                Held
---------------------    ----------------         ------------        ------------   -------------
                             OFFICER(S) WHO ARE NOT DIRECTORS/TRUSTEES

Joseph I. Benedek 45     Treasurer                Treasurer           50             None
c/o First Investors      since 1988               and Principal
Management Company, Inc.                          Accounting Officer
581 Main Street
Woodbridge, NJ 07095

Concetta Durso 65        Vice President           Vice President of   50             None
c/o First Investors      and Secretary            First Investors
Management Company, Inc. since 1984               Management
95 Wall Street                                    Company, Inc.
New York, NY 10005                                and Secretary
                                                  of the
                                                  First Investors
                                                  Family of
                                                  Funds

Dennis T. Fitzpatrick 44 Vice President           Portfolio Manager   3              None
c/o First Investors      since 1998               of First Investors
Management Company, Inc.                          Management
95 Wall Street                                    Company, Inc.
New York, NY 10005

George V. Ganter 50      Vice President           Portfolio Manager   2              None
c/o First Investors      since 2000               of First Investors
Management Company, Inc.                          Management
95 Wall Street                                    Company, Inc.
New York, NY 10005

Clark D. Wagner 43       Vice President           Director of         19             None
c/o First Investors      since 1991               Fixed Income
Management Company, Inc.                          (previously Chief
95 Wall Street                                    Investment Officer)
New York, NY 10005                                of First Investors
                                                  Management
                                                  Company, Inc.



FIRST INVESTORS EQUITY FUNDS

Shareholder Information
--------------------------------------------------
Investment Adviser
First Investors Management Company, Inc.
95 Wall Street
New York, NY 10005

Subadviser (All-Cap Growth Fund, Focused
Equity Fund and Global Fund only)
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Custodian (Global Fund only)
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
1818 Market Street
Philadelphia, PA 19103

It is the Funds' practice to mail only one copy of their annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Funds will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Funds' prospectus.



NOTES



NOTES



NOTES



NOTES